  [LOGO OF EATON      Investing
VANCE APPEARS HERE]
                      for the                 EDUCATION

                      21st          [PHOTO OF BUILDING APPEARS HERE]

                      Century





Annual Report September 30, 1997


[PHOTO OF
HIGHWAY
APPEARS HERE]


                                  EATON VANCE

                                   MUNICIPALS

                                     TRUST



                                   MARATHON

                   Global Management -- Global Distribution



[PHOTO OF BRIDGE APPEARS HERE]



                                                                      California

                                                                         Florida

                                                                   Massachusetts

                                                                     Mississippi

                                                                        New York

                                                                            Ohio

                                                                    Rhode Island

                                                                   West Virginia

EV Marathon Municipals Funds as of September 30, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J.
FETTER APPEARS HERE]

Thomas J. Fetter,
President

The municipal bond market continued to respond favorably in 1997 to an economic climate of solid growth, yet with low inflation. Gross domestic product (GDP), a widely-used measure of economic performance, grew 4.9% in the first quarter, 3.3% in the second, and 3.5% in the third. However, inflation remained in the 2-to-3% range due to higher productivity brought on by technology and an increase in global competition. While the Federal Reserve elected to raise the Fed Funds Rate -- the primary short-term interest rate benchmark -- 0.25% to 5.5% in March, it has since maintained a stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* -- an unmanaged index of municipal bonds -- rising 9.0% during the year ended September 30, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand.

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.25% level at September 30. At that level, municipal yields represent 82% of 30-year Treasury yields, making them an attractive option for investors.

Municipal bonds yield 82% of Treasury yields


         5.25%                              8.20%

30-year AAA rated                     Taxable equivalent yield
General Obligation (GO) Bonds*        in 36% tax bracket

         6.40%

30 Year Treasury Bond

Principal and interest payments of treasury securities are guaranteed by the U.S. Government.


* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 1997.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.


Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright.

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, Congress and the Clinton Administration agreed to balance the budget by 2002. This would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, the marginal tax rates of many taxpayers remain high. For them, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features equities, bonds, and cash. The stock market has shown higher-than-normal volatility this year, capped by steep price declines in late October. Following three years of stock market outperformance, we believe investors should consider reallocating a portion of their portfolios to bonds to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income.


                                    Sincerely,

                                    /s/ Thomas J. Fetter

                                    Thomas J. Fetter,
                                    President
                                    November 10, 1997



*It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
Effective November 24, 1997, Thomas J. Fetter will be the Portfolio Manager for the New York Municipals Portfolio, and Robert B. MacIntosh will be the Portfolio Manager for the Rhode Island Municipals Portfolio. Mr. Fetter and Mr. MacIntosh are both Vice Presidents of Eaton Vance Management and Boston Management and Research, and both also manage other Eaton Vance municipal portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon California Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
 Cynthia J. Clemson
 Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 .    1997 has been another good year for California's economy. Strength continues in the construction, services and manufacturing sectors, which had second quarter growth of 7.8%, 4.7%, and 2.1%, respectively.

 .    The second quarter of 1997 brought improvement in the labor market. In
     June, the state unemployment rate stood at 6.2%, the lowest since September, 1990. Nonfarm employment in the second quarter increased 1.5% from the first quarter and 3.2% from the second quarter of 1996.

 .    Computer software, a $120 billion global industry, has been a tremendous boon to the California economy. California is the nation's leading employer in this industry, commanding 20% of the estimated 600,000 jobs nationwide. The motion picture industry has also showed tremendous growth, doubling in the past ten years to 200,000 jobs.

Management Update
--------------------------------------------------------------------------------
 .    In California, we have added yield with some lower rated and non-rated bonds, which our analysts have scrutinized and found to be sound credits. On the performance side, we have bought large, high-rated and very liquid bonds. This "barbell" approach enhances the Fund's performance in varying market conditions.

 .    California's economy has improved tremendously over the past several years, with less exclusive reliance on the defense and high technology sectors, and a much more diverse base, including services and banking. We traded out of some GOs, which had appreciated due to the strengthening economy, and acquired some insured issues, with very little sacrifice in yield.

The Fund
--------------------------------------------------------------------------------
 .    During the year ended September 30, 1997, the Fund had a total return of
     10.0%./1/ This return resulted from an increase in net asset value per share to $10.01 on September 30, 1997 from $9.54 on September 30, 1996, and the reinvestment of $0.457 per share in tax-free dividend income./2/

 .    Based on the Fund's most recent dividend, and a net asset value of $10.01 per share, the Fund's distribution rate on September 30, 1997 was 4.50%./3/ The SEC 30-day yield on that date was 4.71%./4/

 .    To equal 4.50% in a taxable investment, a couple in the 41.95% combined federal and state tax bracket would need a yield of 7.75%.

Your Investment at Work
--------------------------------------------------------------------------------
     City of Pasadena 1993 Refunding Certificates of Participation -- Pasadena Civic Improvement Corporation

                                        [PICTURE OF BUILDING APPEARS HERE]

 .    The income from these certificates is derived from two separate parking facilities in the City of Pasadena, California. One facility, located at 33 East Green Street, consists of a six-level parking structure with 930 spaces and 9,000 square feet of restaurant and retail space. The other, located at 39 South Delacey Avenue, is also a six-level structure with 516 spaces and 6,000 square feet of restaurant space.

 .    The certificates represent a sound credit risk, backed by a predictable source of income, and they help shore up the performance component of the Fund.

--------------------------------------------------------------------------------

/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                            10.0%
Five Years                           6.1
Ten Years                            7.1


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                             5.0%
Five Years                           5.8
Ten Years                            7.1


Comparison in Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From September 30, 1987 Through September 30, 1997.


                           [LINE CHART APPEARS HERE]


                      EV Marathon California         Lehman Brothers Municipal
  Date                   Municipals Fund                     Bond Index
  ----                -----------------------        -------------------------
 9/30/87                   $10,000                          $10,000
10/31/87                    $9,809                          $10,036
11/30/87                   $10,139                          $10,297
12/31/87                   $10,358                          $10,447
 1/31/88                   $10,836                          $10,819
 2/28/88                   $10,971                          $10,933
 3/31/88                   $10,755                          $10,806
 4/30/88                   $10,785                          $10,888
 5/31/88                   $10,674                          $10,857
 6/30/88                   $10,835                          $11,015
 7/31/88                   $10,865                          $11,087
 8/31/88                   $10,940                          $11,097
 9/30/88                   $11,095                          $11,298
10/31/88                   $11,288                          $11,497
11/30/88                   $11,121                          $11,392
12/31/88                   $11,277                          $11,508
 1/31/89                   $11,495                          $11,747
 2/28/89                   $11,444                          $11,612
 3/31/89                   $11,410                          $11,585
 4/30/89                   $11,634                          $11,860
 5/31/89                   $11,860                          $12,106
 6/30/89                   $11,975                          $12,270
 7/31/89                   $12,129                          $12,438
 8/31/89                   $11,965                          $12,316
 9/30/89                   $11,960                          $12,279
10/31/89                   $12,052                          $12,429
11/30/89                   $12,229                          $12,647
12/31/89                   $12,296                          $12,750
 1/31/90                   $12,167                          $12,690
 2/28/90                   $12,312                          $12,803
 3/31/90                   $12,300                          $12,807
 4/30/90                   $12,134                          $12,714
 5/31/90                   $12,427                          $12,992
 6/30/90                   $12,537                          $13,106
 7/31/90                   $12,749                          $13,299
 8/31/90                   $12,421                          $13,106
 9/30/90                   $12,394                          $13,113
10/31/90                   $12,604                          $13,352
11/30/90                   $12,886                          $13,620
12/31/90                   $12,909                          $13,679
 1/31/91                   $13,084                          $13,863
 2/28/91                   $13,131                          $13,984
 3/31/91                   $13,091                          $13,988
 4/30/91                   $13,272                          $14,175
 5/31/91                   $13,370                          $14,301
 6/30/91                   $13,312                          $14,287
 7/31/91                   $13,474                          $14,461
 8/31/91                   $13,616                          $14,652
 9/30/91                   $13,831                          $14,842
10/31/91                   $13,956                          $14,976
11/30/91                   $13,890                          $15,018
12/31/91                   $14,119                          $15,340
 1/31/92                   $14,050                          $15,375
 2/28/92                   $14,090                          $15,380
 3/31/92                   $14,056                          $15,385
 4/30/92                   $14,186                          $15,523
 5/31/92                   $14,345                          $15,706
 6/30/92                   $14,595                          $15,969
 7/31/92                   $15,018                          $16,448
 8/31/92                   $14,765                          $16,287
 9/30/92                   $14,808                          $16,394
10/31/92                   $14,397                          $16,233
11/30/92                   $14,760                          $16,524
12/31/92                   $14,981                          $16,692
 1/31/93                   $15,166                          $16,887
 2/28/93                   $15,811                          $17,497
 3/31/93                   $15,577                          $17,312
 4/30/93                   $15,747                          $17,487
 5/31/93                   $15,798                          $17,585
 6/30/93                   $16,027                          $17,879
 7/31/93                   $15,994                          $17,902
 8/31/93                   $16,404                          $18,275
 9/30/93                   $16,572                          $18,483
10/31/93                   $16,568                          $18,519
11/30/93                   $16,377                          $18,355
12/31/93                   $16,696                          $18,743
 1/31/94                   $16,876                          $18,957
 2/28/94                   $16,427                          $18,466
 3/31/94                   $15,622                          $17,714
 4/30/94                   $15,656                          $17,864
 5/31/94                   $15,734                          $18,019
 6/30/94                   $15,575                          $17,914
 7/31/94                   $15,850                          $18,237
 8/31/94                   $15,912                          $18,300
 9/30/94                   $15,671                          $18,032
10/31/94                   $15,311                          $17,712
11/30/94                   $14,911                          $17,391
12/31/94                   $15,179                          $17,774
 1/31/95                   $15,722                          $18,282
 2/28/95                   $16,245                          $18,814
 3/31/95                   $16,433                          $19,030
 4/30/95                   $16,403                          $19,053
 5/31/95                   $16,946                          $19,661
 6/30/95                   $16,611                          $19,489
 7/31/95                   $16,703                          $19,673
 8/31/95                   $16,827                          $19,923
 9/30/95                   $16,970                          $20,049
10/31/95                   $17,331                          $20,340
11/30/95                   $17,728                          $20,678
12/31/95                   $17,981                          $20,876
 1/31/96                   $18,036                          $21,034
 2/28/96                   $17,869                          $20,892
 3/31/96                   $17,552                          $20,625
 4/30/96                   $17,460                          $20,567
 5/31/96                   $17,457                          $20,559
 6/30/96                   $17,610                          $20,783
 7/31/96                   $17,809                          $20,971
 8/31/96                   $17,806                          $20,966
 9/30/96                   $18,072                          $21,259
10/31/96                   $18,218                          $21,500
11/30/96                   $18,579                          $21,893
12/31/96                   $18,463                          $21,801
 1/31/97                   $18,537                          $21,842
 2/28/97                   $18,754                          $22,046
 3/31/97                   $18,471                          $21,749
 4/30/97                   $18,658                          $21,931
 5/31/97                   $18,925                          $22,261
 6/30/97                   $19,179                          $22,498
 7/31/97                   $19,801                          $23,121
 8/31/97                   $19,542                          $22,905
 9/30/97                   $19,875                          $23,176



The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.33% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Florida Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .   Florida remains one of the fastest growing states in the nation. Its economy is buoyed by strong trade and services sectors, with tourism and business services playing particularly vital roles.

 .   Job growth has slowed somewhat over the pace set in recent years, but it remains steady. In the past 12 months, non-agricultural employment growth has exceeded 2.5%.

 .   The business services sector has added 250,000 new jobs since 1991, the worst year of the recession, representing 30% of non-farm growth in this period.

 .   State revenues in fiscal 1997 are expected to be $15.6 billion, representing a 6.3% increase over FY1996. In FY1998, revenues are expected to grow approximately 5.1%, for an increase of roughly $790 million over FY1997.

Management Update
--------------------------------------------------------------------------------
 .   This has been a generally positive year for the bond market, with favorable returns resulting from a general decline in interest rates. This decline has occurred in response to a very favorable economic period in which growth has been neither too fast nor too slow and inflation has remained low.

 .   During the period, we increased our holdings of high-quality, insured issues. These tended to perform well in a declining interest rate environment.

 .   We continue to maintain diversification in the Portfolio across sectors and credit quality. In addition, we have combined high-quality insured holdings, which provide upside performance, with higher-yielding issues, which provide income and stability in a down market. This "barbell" structure allows the Fund to perform well in varying market conditions.

The Fund
--------------------------------------------------------------------------------
 .   During the year ended September 30, 1997, the Fund had a total return of
    5.9%./1/ This return resulted from an increase in net asset value per share to $10.90 on September 30, 1997 from $10.78 on September 30, 1996, and the reinvestment of $0.500 per share in tax-free dividend income./2/

 .   Based on the Fund's most recent dividend, and a net asset value of $10.90 per share, the Fund's distribution rate on September 30, 1997 was 4.45%./3/ The SEC 30-day yield on that date was 3.95%./4/

 .   To equal 4.45% in a taxable investment, a couple in the 38.88% combined federal and state tax bracket would need a yield of 7.28%.

Your Investment at Work
--------------------------------------------------------------------------------
    Escambia County, Florida Housing Finance Authority -- Single Family Mortgage Revenue Bonds

                                                 [PICTURE OF HOUSE APPEARS HERE]

 .   This bond issue will help provide mortgage loans for home buyers in several
    Florida counties, including Escambia, Indian River, and Sarasota. In certain "targeted areas," borrowers need not be first-time buyers. To be eligible for financing, all borrowers must be of low- or moderate-income status.

 .   The bonds, which are rated Aaa by Moody's and AAA by Standard & Poor's, are backed, in part, by the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie-Mae").

--------------------------------------------------------------------------------
/1/ This return does not include the applicable contingent deferred sales charge
(CDSC). /2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/28/90. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of September 30, 1997

Performance /5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  5.9%
Five Years                                                                5.7
Life of Fund (8/28/90)                                                    7.3


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                  0.9%
Five Years                                                                5.4
Life of Fund (8/28/90)                                                    7.3

Comparison of Change in Value of a $10,000 Investment in the Fund vs the Lehman Brothers Municipal Bond Index*
From August 31, 1990 through September 30, 1997.



                           [LINE GRAPH APPEARS HERE]

                      EV Marathon Florida            Lehman Brothers Municipal
  Date                   Municipals Fund                    7-year Bond
                                                               Index
  ----                -----------------------        -------------------------
 8/31/90                   $10,000                          $10,000
 9/30/90                   $ 9,990                          $10,006
10/31/90                   $10,127                          $10,187
11/30/90                   $10,429                          $10,392
12/31/90                   $10,482                          $10,437
 1/31/91                   $10,622                          $10,577
 2/28/91                   $10,704                          $10,670
 3/31/91                   $10,698                          $10,673
 4/30/91                   $10,864                          $10,816
 5/31/91                   $10,988                          $10,912
 6/30/91                   $10,899                          $10,901
 7/31/91                   $11,094                          $11,034
 8/31/91                   $11,241                          $11,179
 9/30/91                   $11,434                          $11,325
10/31/91                   $11,536                          $11,427
11/30/91                   $11,522                          $11,459
12/31/91                   $11,886                          $11,704
 1/31/92                   $11,814                          $11,731
 2/28/92                   $11,817                          $11,735
 3/31/92                   $11,784                          $11,739
 4/30/92                   $11,911                          $11,844
 5/31/92                   $12,117                          $11,983
 6/30/92                   $12,360                          $12,184
 7/31/92                   $12,816                          $12,550
 8/31/92                   $12,497                          $12,427
 9/30/92                   $12,510                          $12,509
10/31/92                   $12,204                          $12,386
11/30/92                   $12,661                          $12,608
12/31/92                   $12,843                          $12,736
 1/31/93                   $12,967                          $12,884
 2/28/93                   $13,604                          $13,350
 3/31/93                   $13,352                          $13,209
 4/30/93                   $13,536                          $13,342
 5/31/93                   $13,627                          $13,417
 6/30/93                   $13,870                          $13,642
 7/31/93                   $13,860                          $13,659
 8/31/93                   $14,183                          $13,944
 9/30/93                   $14,368                          $14,103
10/31/93                   $14,380                          $14,130
11/30/93                   $14,122                          $14,005
12/31/93                   $14,494                          $14,301
 1/31/94                   $14,688                          $14,464
 2/28/94                   $14,191                          $14,090
 3/31/94                   $13,423                          $13,516
 4/30/94                   $13,487                          $13,360
 5/31/94                   $13,565                          $13,748
 6/30/94                   $13,446                          $13,668
 7/31/94                   $13,717                          $13,915
 8/31/94                   $13,718                          $13,963
 9/30/94                   $13,457                          $13,758
10/31/94                   $13,091                          $13,514
11/30/94                   $12,772                          $13,269
12/31/94                   $13,187                          $13,562
 1/31/95                   $13,647                          $13,949
 2/28/95                   $14,160                          $14,355
 3/31/95                   $14,267                          $14,520
 4/30/95                   $14,276                          $14,537
 5/31/95                   $14,655                          $15,001
 6/30/95                   $14,389                          $14,870
 7/31/95                   $14,479                          $15,011
 8/31/95                   $14,605                          $15,201
 9/30/95                   $14,789                          $15,297
10/31/95                   $15,056                          $15,519
11/30/95                   $15,407                          $15,777
12/31/95                   $15,619                          $15,929
 1/31/96                   $15,681                          $16,049
 2/28/96                   $15,460                          $15,941
 3/31/96                   $15,209                          $15,737
 4/30/96                   $15,158                          $15,692
 5/31/96                   $15,103                          $15,686
 6/30/96                   $15,254                          $15,857
 7/31/96                   $15,439                          $16,001
 8/31/96                   $15,356                          $15,997
 9/30/96                   $15,592                          $16,221
10/31/96                   $15,694                          $16,404
11/30/96                   $15,945                          $16,705
12/31/96                   $15,862                          $16,634
 1/31/97                   $15,865                          $16,666
 2/28/97                   $15,977                          $16,819
 3/31/97                   $15,722                          $16,594
 4/30/97                   $15,797                          $16,733
 5/31/97                   $15,947                          $16,985
 6/30/97                   $16,162                          $17,166
 7/31/97                   $16,627                          $17,642
 8/31/97                   $16,358                          $17,476
 9/30/97                   $16,511                          $17,683

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.34% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Massachusetts Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .   Massachusetts' economy benefits from diverse sources of strength -- most notably the high-technology and financial services industries -- which have produced solid growth, high personal incomes, and low unemployment. The unemployment rate for September, 1997, was 4.0%, well below the 4.9% national rate.

 .   Massachusetts is one of the nation's leaders in several high-technology businesses, which include software, biotechnology, and the Internet. In the mutual funds industry, Boston is second only to New York, employing 45,000, while in biotechnology, Massachusetts is also one of the nation's leading employers.

 .   Despite the booming economy, however, Massachusetts has one of the highest per capita debt levels in the nation. Major projects, such as a new convention center and the Central Artery/Third Harbor Tunnel Project, could create financial pressures in the years to come.

Management Discussion
--------------------------------------------------------------------------------
 .   The past 12 months has been a good period for the bond market, with a general decline in yields giving way to price increases. During this period, we have had the right blend of coupons and call protection to take advantage of this environment.

 .   We added some zero coupon bonds to the Fund, which are typically hard to find. We have also replaced several older bonds having shorter call features with newer, longer-call bonds. Both of these measures improved the Fund's structure and added performance upside.

 .   Our staff of research analysts continues to do an outstanding job for all of our Funds. In the Massachusetts Portfolio, several credits had ratings upgrades. This not only helped the Fund's performance, but also speaks well of our analysts' ability to find value in the market.

The Fund
--------------------------------------------------------------------------------
 .   During the year ended September 30, 1997, the Fund had a total return of
    8.4%./1/ This return resulted from an increase in net asset value per share to $10.69 on September 30, 1997 from $10.33 on September 30, 1996, and the reinvestment of $0.486 per share in tax-free dividend income./2/

 .   Based on the Fund's most recent dividend, and a net asset value of $10.69 per share, the Fund's distribution rate on September 30, 1997 was 4.54%./3/ The SEC 30-day yield on that date was 4.06%./4/

 .   To equal 4.54% in a taxable investment, a couple in the 43.68% combined federal and state tax bracket would need a yield of 8.06%.


Your Investment at Work
--------------------------------------------------------------------------------
    Massachusetts Health and Educational Facilities Authority Revenue Bonds -- North Adams Regional Hospital
                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 .   This bond issue refunded a previous issue, which had financed a major renovation project at the North Adams Regional Hospital.

 .   The project included renovating 47,000 square feet in three floors of the hospital's main building; converting the fourth floor from a medical/surgical unit to an inpatient psychiatric unit; and constructing a two-story addition to house outpatient facilities and office space.

 .   These high-yielding bonds not only give the Fund a solid income stream, but are also backed by a sound medical institution fulfilling a vital community need.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/18/91. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                 8.4%
Five Years                                                               5.7
Life of Fund (4/18/91)                                                   6.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                 3.4%
Five Years                                                               5.4
Life of Fund (4/18/91)                                                   6.9

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From April 30, 1991 through September 30, 1997.

                           [LINE CHART APPEARS HERE]

                      EV Marathon Massachusettes     Lehman Brothers Municipal
  Date                   Municipals Fund                     Bond Index
  ----                --------------------------     -------------------------
 4/30/91                   $10,000                          $10,000
 5/31/91                   $10,040                          $10,089
 6/30/91                   $10,063                          $10,079
 7/31/91                   $10,248                          $10,202
 8/31/91                   $10,410                          $10,336
 9/30/91                   $10,544                          $10,471
10/31/91                   $10,662                          $10,565
11/30/91                   $10,669                          $10,594
12/31/91                   $10,985                          $10,822
 1/31/92                   $11,011                          $10,846
 2/28/92                   $11,025                          $10,850
 3/31/92                   $11,004                          $10,854
 4/30/92                   $11,095                          $10,951
 5/31/92                   $11,250                          $11,080
 6/30/92                   $11,483                          $11,265
 7/31/92                   $11,889                          $11,603
 8/31/92                   $11,657                          $11,490
 9/30/92                   $11,690                          $11,565
10/31/92                   $11,417                          $11,451
11/30/92                   $11,744                          $11,657
12/31/92                   $11,877                          $11,776
 1/31/93                   $12,005                          $11,913
 2/28/93                   $12,487                          $12,343
 3/31/93                   $12,325                          $12,213
 4/30/93                   $12,488                          $12,336
 5/31/93                   $12,562                          $12,405
 6/30/93                   $12,757                          $12,613
 7/31/93                   $12,736                          $12,629
 8/31/93                   $13,020                          $12,892
 9/30/93                   $13,172                          $13,039
10/31/93                   $13,183                          $13,064
11/30/93                   $13,031                          $12,949
12/31/93                   $13,308                          $13,222
 1/31/94                   $13,444                          $13,373
 2/28/94                   $13,115                          $13,027
 3/31/94                   $12,445                          $12,496
 4/30/94                   $12,409                          $12,602
 5/31/94                   $12,519                          $12,711
 6/30/94                   $12,406                          $12,637
 7/31/94                   $12,625                          $12,866
 8/31/94                   $12,675                          $12,910
 9/30/94                   $12,439                          $12,721
10/31/94                   $12,116                          $12,495
11/30/94                   $11,736                          $12,269
12/31/94                   $12,092                          $12,539
 1/31/95                   $12,542                          $12,897
 2/28/95                   $12,940                          $13,272
 3/31/95                   $13,054                          $13,425
 4/30/95                   $13,037                          $13,441
 5/31/95                   $13,384                          $13,870
 6/30/95                   $13,143                          $13,748
 7/31/95                   $13,215                          $13,878
 8/31/95                   $13,387                          $14,055
 9/30/95                   $13,481                          $14,143
10/31/95                   $13,721                          $14,349
11/30/95                   $14,000                          $14,587
12/31/95                   $14,187                          $14,727
 1/31/96                   $14,218                          $14,839
 2/28/96                   $14,046                          $14,738
 3/31/96                   $13,845                          $14,550
 4/30/96                   $13,808                          $14,509
 5/31/96                   $13,823                          $14,503
 6/30/96                   $13,951                          $14,661
 7/31/96                   $14,057                          $14,794
 8/31/96                   $14,031                          $14,791
 9/30/96                   $14,227                          $14,997
10/31/96                   $14,308                          $15,167
11/30/96                   $14,560                          $15,445
12/31/96                   $14,479                          $15,380
 1/31/97                   $14,507                          $15,409
 2/28/97                   $14,627                          $15,550
 3/31/97                   $14,438                          $15,343
 4/30/97                   $14,563                          $15,471
 5/31/97                   $14,761                          $15,704
 6/30/97                   $14,935                          $15,871
 7/31/97                   $15,376                          $16,311
 8/31/97                   $15,220                          $16,158
 9/30/97                   $15,424                          $16,350

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.76% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Mississippi Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . As Mississippi's economy has diversified from its traditional manufacturing base, tourism has emerged as one of the fastest growing sectors. Tourism rev-enues, which were $3.5 billion in 1994, grew to $4.4 billion in 1996, and $4.6 billion so far in 1997. The state will spend $7.5 million in 1998 to help continue the positive trend.

 . The oil and gas sector continues to play an important role in Mississippi's economy. Amoco and Shell have joined to construct a $100 million cryogenic natural gas processing plant designed to deliver 1 billion cubic feet of gas per day through five interstate pipelines.

 . Employment in Mississippi grew to a record 1,286,400 in June of 1997, according to the state's Employment Security Commission. The June unemployment rate of 6.1% was up slightly from December's level of 5.4%, but was still well below the 7.2% recorded in June, 1996.

Management Update
--------------------------------------------------------------------------------
 . Supply of Mississippi municipal bonds has been light this year, which can be an opportunity for the Fund because it allows us to command a high price for any issues we need to sell.

 . When new issues do come to market, Eaton Vance is usually one of the first institutions called. This gives us much greater selection than investors who have to buy in the secondary market.

 . Recently we bought some very good industrial development bonds (IDBs) and hospital bonds, which were issued with attractive yields and long call features. The companies, including International Paper and Rush Medical Center, are very strong and should provide a reliable income stream.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.5%./1/ This return resulted from an increase in net asset value per share to $9.97 on September 30, 1997 from $9.61 on September 30, 1996, and the reinvestment of $0.434 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.97 per share, the Fund's distribution rate on September 30, 1997 was 4.27%./3/ The SEC 30-day yield on that date was 3.87%./4/

 . To equal 4.27% in a taxable investment, a couple in the 39.2% combined federal and state tax bracket would need a yield of 7.02%.

Your Investment at Work
--------------------------------------------------------------------------------
  City of Natchez, Mississippi Combined Water and Sewer System Revenue Bonds

                                    [GRAPHIC OF MAN AND SEWER PIPE APPEARS HERE]

 . The proceeds from this bond issue were used to finance the improvement, repair, and extension of the combined water and sewer system of Natchez, Mississippi. The system, owned and operated by the city, consists of over 27 miles of sewerage lines and 27 miles of water lines.

 . The bonds have good call protection and performance potential and carry triple-A ratings from both Moody's and Standard & Poor's due to their insured status through MBIA insurance corporation.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including applicable CDSC.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------
Average Annual Total Returns (or net asset value)
--------------------------------------------------------------------------
One Year                                                        8.5%
Life of Fund (6/11/93)                                          4.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------
One Year                                                        3.5%
Life of Fund (6/11/93)                                          4.5

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From June 30, 1993 through September 30, 1997

                           [LINE GRAPH APPEARS HERE]

                       EV Marathon         Fund's Performance       Lehman Brothers
                       Mississippi        Including Applicable         Municipal
  Date               Municipals Fund            CDSC**                 Bond Index
--------             ---------------          ---------             ----------------
 6/30/93                 $10,000                   --                    $10,000
 7/31/93                  $9,950                   --                    $10,013
 8/31/93                 $10,249                   --                    $10,221
 9/30/93                 $10,385                   --                    $10,338
10/31/93                 $10,369                   --                    $10,358
11/30/93                 $10,244                   --                    $10,266
12/31/93                 $10,522                   --                    $10,483
 1/31/94                 $10,644                   --                    $10,603
 2/28/94                 $10,295                   --                    $10,328
 3/31/94                  $9,640                   --                     $9,908
 4/30/94                  $9,717                   --                     $9,992
 5/31/94                  $9,816                   --                    $10,078
 6/30/94                  $9,733                   --                    $10,020
 7/31/94                  $9,925                   --                    $10,200
 8/31/94                  $9,919                   --                    $10,236
 9/30/94                  $9,741                   --                    $10,086
10/31/94                  $9,500                   --                     $9,907
11/30/94                  $9,254                   --                     $9,727
12/31/94                  $9,477                   --                     $9,941
 1/31/95                  $9,835                   --                    $10,226
 2/28/95                 $10,214                   --                    $10,523
 3/31/95                 $10,296                   --                    $10,644
 4/30/95                 $10,274                   --                    $10,656
 5/31/95                 $10,577                   --                    $10,996
 6/30/95                 $10,408                   --                    $10,900
 7/31/95                 $10,474                   --                    $11,003
 8/31/95                 $10,593                   --                    $11,143
 9/30/95                 $10,658                   --                    $11,214
10/31/95                 $10,857                   --                    $11,377
11/30/95                 $11,103                   --                    $11,566
12/31/95                 $11,235                   --                    $11,677
 1/31/96                 $11,290                   --                    $11,765
 2/29/96                 $11,150                   --                    $11,685
 3/31/96                 $10,950                   --                    $11,536
 4/30/96                 $10,913                   --                    $11,503
 5/31/96                 $10,932                   --                    $11,499
 6/30/96                 $11,047                   --                    $11,624
 7/31/96                 $11,145                   --                    $11,729
 8/31/96                 $11,141                   --                    $11,727
 9/30/96                 $11,315                   --                    $11,891
10/31/96                 $11,402                   --                    $12,025
11/30/96                 $11,588                   --                    $12,245
12/31/96                 $11,537                   --                    $12,194
 1/31/97                 $11,616                   --                    $12,217
 2/28/97                 $11,736                   --                    $12,329
 3/31/97                 $11,583                   --                    $12,164
 4/30/97                 $11,661                   --                    $12,266
 5/31/97                 $11,825                   --                    $12,451
 6/30/97                 $11,956                   --                    $12,584
 7/31/97                 $12,279                   --                    $12,932
 8/31/97                 $12,177                   --                    $12,811
 9/30/97                 $12,271              $12,072                    $12,963

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For Federal income tax purposes, 97.52% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon New York Municipals Fund as of September 30, 1997

INVESTMENT UPDATE



[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . The tremendous bull market for equity securities has propelled New York's economy in 1997. The tax revenues generated from capital gains and bonus payments in the financial services industry contributed significantly to a projected $1.3 billion cash surplus at the end of fiscal 1997.

 . Despite the tax revenue windfall, New York has kept its spending under control. Spending reductions, especially in the area of Medicaid, contributed an estimated $290 million to FY1997's cash surplus.

 . Job growth for 1997 is expected to be modest. As the state's long-term decline in manufacturing jobs continues, the services sector should continue to make up the difference. Overall employment is expected to grow 0.8% in 1997. The services sector is forecast to grow 2.9% this year after a 2.9% rise in 1996, while manufacturing is expected to see a 1.1% decline, following a 2.9% drop in 1996.

Management Update
--------------------------------------------------------------------------------
 . The success of New York City's securities industry and the accompanying increase in sales and income tax revenues has spilled over to the rest of the state, giving the overall economy a boost and upgrading the state's GO rating. As a result, state appropriation bonds have risen in value -- a very positive development due to their significant weighting in the Fund

 . When rates were in the 7% range earlier this year, we took advantage of opportunities to extend the maturities of the Fund's non-callable holdings, picking up additional yield in the process. This improved the Fund's overall call protection and its price appreciation in the subsequent rally.

 . New York City water bonds have become very prevalent in the municipal market.
  Varying coupon structures provided liquid trading vehicles for making relative value trades during the second quarter of 1997.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.2%./1/ This return resulted from an increase in net asset value per share to $11.30 on September 30, 1997 from $10.93 on September 30, 1996, and the reinvestment of $0.507 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.30 per share, the Fund's distribution rate on September 30, 1997 was 4.49%./3/ The SEC 30-day yield on that date was 4.22%./4/

 . To equal 4.49% in a taxable investment, a couple in the 40.38% combined federal and state tax bracket would need a yield of 7.53%.

Your Investment at Work
--------------------------------------------------------------------------------
  New York Municipal Water Finance Authority Revenue Bonds

                                   [GRAPHIC OF MAN AND SEWER PIPE APPEARS HERE]

 . This entity, which manages New York City's enormous water supply and sewage treatment needs, has significant ongoing financial needs for its large capital spending projects. As such, its numerous, frequently-traded bonds can be used as a vehicle for short-term, relative value trading profits.

 . Over the long term, management knows this credit well and is comfortable with it, especially given the essential nature of water and sewer services to the city's residents. This issue was also a good value compared to bonds having similar credit ratings.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/ Aportion of the Fund's income may be subject to Federal and state income taxes and/or federal alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/30/90. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        8.2%
Five Years                                                      6.2
Life of Fund (8/30/90)                                          7.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        3.2%
Five Years                                                      5.9
Life of Fund (8/30/90)                                          7.9

Comparison of Change in Value of a $10,000 Investment in the Fund vs the Lehman Brothers Municipal Bond Index*
From August 31, 1990 through September 30, 1997.




                           [LINE GRAPH APPEARS HERE]

                       EV Marathon          Lehman Brothers
                        New York               Municipal
  Date               Municipals Fund          Bond Index
--------           -------------------    -------------------
 8/31/90                 $10,000                $10,000
 9/30/90                  $9,950                $10,006
10/31/90                 $10,075                $10,187
11/30/90                 $10,337                $10,392
12/31/90                 $10,369                $10,437
 1/31/91                 $10,519                $10,577
 2/28/91                 $10,560                $10,670
 3/31/91                 $10,605                $10,673
 4/30/91                 $10,792                $10,816
 5/31/91                 $10,863                $10,912
 6/30/91                 $10,837                $10,901
 7/31/91                 $11,073                $11,034
 8/31/91                 $11,274                $11,179
 9/30/91                 $11,500                $11,325
10/31/91                 $11,634                $11,427
11/30/91                 $11,611                $11,459
12/31/91                 $11,883                $11,704
 1/31/92                 $11,682                $11,731
 2/28/92                 $11,742                $11,735
 3/31/92                 $11,777                $11,739
 4/30/92                 $11,951                $11,844
 5/31/92                 $12,148                $11,983
 6/30/92                 $12,450                $12,184
 7/31/92                 $12,978                $12,550
 8/31/92                 $12,683                $12,427
 9/30/92                 $12,697                $12,509
10/31/92                 $12,392                $12,386
11/30/92                 $12,805                $12,608
12/31/92                 $12,977                $12,736
 1/31/93                 $13,149                $12,884
 2/28/93                 $13,762                $13,350
 3/31/93                 $13,559                $13,209
 4/30/93                 $13,720                $13,342
 5/31/93                 $13,836                $13,417
 6/30/93                 $14,066                $13,642
 7/31/93                 $14,069                $13,659
 8/31/93                 $14,381                $13,944
 9/30/93                 $14,542                $14,103
10/31/93                 $14,556                $14,130
11/30/93                 $14,363                $14,005
12/31/93                 $14,732                $14,301
 1/31/94                 $14,866                $14,464
 2/28/94                 $14,420                $14,090
 3/31/94                 $13,678                $13,516
 4/30/94                 $13,732                $13,630
 5/31/94                 $13,877                $13,748
 6/30/94                 $13,721                $13,668
 7/31/94                 $13,968                $13,915
 8/31/94                 $14,036                $13,963
 9/30/94                 $13,725                $13,758
10/31/94                 $13,360                $13,514
11/30/94                 $12,897                $13,269
12/31/94                 $13,354                $13,562
 1/31/95                 $13,805                $13,949
 2/28/95                 $14,294                $14,355
 3/31/95                 $14,444                $14,520
 4/30/95                 $14,441                $14,537
 5/31/95                 $14,864                $15,001
 6/30/95                 $14,613                $14,870
 7/31/95                 $14,732                $15,011
 8/31/95                 $14,916                $15,201
 9/30/95                 $14,991                $15,297
10/31/95                 $15,275                $15,519
11/30/95                 $15,586                $15,777
12/31/95                 $15,744                $15,929
 1/31/96                 $15,808                $16,049
 2/28/96                 $15,630                $15,941
 3/31/96                 $15,393                $15,737
 4/30/96                 $15,372                $15,692
 5/31/96                 $15,361                $15,686
 6/30/96                 $15,528                $15,857
 7/31/96                 $15,657                $16,001
 8/31/96                 $15,617                $15,997
 9/30/96                 $15,870                $16,221
10/31/96                 $15,973                $16,404
11/30/96                 $16,241                $16,705
12/31/96                 $16,158                $16,634
 1/31/97                 $16,147                $16,666
 2/28/97                 $16,334                $16,819
 3/31/97                 $16,138                $16,594
 4/30/97                 $16,272                $16,733
 5/31/97                 $16,529                $16,985
 6/30/97                 $16,684                $17,166
 7/31/97                 $17,212                $17,642
 8/31/97                 $17,005                $17,476
 9/30/97                 $17,176                $17,683

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.50% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Ohio Municipals Fund as of September 30, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Ohio's economy remains dependent on the manufacturing sector, which accounts for over 20% of total employment. This sector has experienced growth over the past few years, aided by positive growth trends in the national economy. Growth in the service sector continues to help balance the state's overall economy.

 . Total employment in Ohio has increased over the past year, reaching 5.49 million in July, 1997 -- an increase of 122,000 over July, 1996. Unemployment remained steady at 4.2% in July, 1997 unchanged from June -- and was below the 4.8% national rate reported for that month.

 . The outlook for the state's economy is positive. According to a survey of Ohio business executives conducted by Bank of America, nearly 70% were optimistic about the economy for the next six months, with 62% expecting to maintain their current work force through the end of the year. Many were concerned about rising labor costs, however.

Management Update
--------------------------------------------------------------------------------
 . During the period, we increased the number of non-rated holdings. Our research staff is particularly adept at finding high-yielding issues which are backed by sound municipal issuers. This added tremendous value to the Fund and helped boost its distribution rate.

 . With a combination of yield, or high-coupon bonds on the one hand, and high-quality, discounted "performance" bonds on the other, the Fund has a "barbell" structure which provides both income and total return. This portfolio mix performed well in a generally declining interest rate environment. Duration was kept in a targeted range to help reduce volatility.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.0%./1/ This return resulted from an increase in net asset value per share to $10.93 on September 30, 1997 from $10.59 on September 30, 1996, and the reinvestment of $0.485 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.93 per share, the Fund's distribution rate on September 30, 1997 was 4.53%./3/ The SEC 30-day yield on that date was 4.18%./4/

 . To equal 4.53% in a taxable investment, a couple in the 40.8% combined federal and state tax bracket would need a yield of 7.65%.

Your Investment at Work
--------------------------------------------------------------------------------
  City of Middleburg Heights Hospital Improvement Refunding Revenue Bonds -- Southwest General Health Center

                                       [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from this bond issue were used to refinance a previous issue, which had funded a major project undertaken in 1995. That project included expanding the Hospital's surgical facilities; acquiring new medical equipment; and renovating several facilities, including the outpatient center, labor/delivery rooms, and nursery.

 . The bonds exemplify the Fund's high-quality holdings, with triple-A ratings from both Moody's and Standard & Poor's and FSA insurance.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/ Aportion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/18/91. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        8.0%
Five Years                                                      6.1
Life of Fund (4/18/91)                                          7.1


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        3.0%
Five Years                                                      5.8
Life of Fund (4/18/91)                                          7.1

Comparison of Change in Value of a $10,000 Investment in the Fund vs the Lehman Brothers Municipal Bond Index*
From April 30, 1991 through September 30, 1997.



                           [LINE GRAPH APPEARS HERE]

                       EV Marathon          Lehman Brothers
                          Ohio                 Municipal
  Date               Municipals Fund          Bond Index
--------           -------------------    --------------------
 4/30/91                 $10,000                $10,000
 5/31/91                 $10,030                $10,089
 6/30/91                 $10,007                $10,079
 7/31/91                 $10,200                $10,202
 8/31/91                 $10,337                $10,336
 9/30/91                 $10,488                $10,471
10/31/91                 $10,592                $10,565
11/30/91                 $10,597                $10,594
12/31/91                 $10,872                $10,822
 1/31/92                 $10,875                $10,846
 2/28/92                 $10,886                $10,850
 3/31/92                 $10,852                $10,854
 4/30/92                 $10,940                $10,951
 5/31/92                 $11,103                $11,080
 6/30/92                 $11,312                $11,265
 7/31/92                 $11,716                $11,603
 8/31/92                 $11,506                $11,490
 9/30/92                 $11,550                $11,565
10/31/92                 $11,266                $11,451
11/30/92                 $11,625                $11,657
12/31/92                 $11,773                $11,776
 1/31/93                 $11,910                $11,913
 2/28/93                 $12,388                $12,343
 3/31/93                 $12,214                $12,213
 4/30/93                 $12,363                $12,336
 5/31/93                 $12,469                $12,405
 6/30/93                 $12,684                $12,613
 7/31/93                 $12,672                $12,629
 8/31/93                 $12,976                $12,892
 9/30/93                 $13,137                $13,039
10/31/93                 $13,147                $13,064
11/30/93                 $12,984                $12,949
12/31/93                 $13,294                $13,222
 1/31/94                 $13,440                $13,373
 2/28/94                 $13,042                $13,027
 3/31/94                 $12,327                $12,496
 4/30/94                 $12,385                $12,602
 5/31/94                 $12,517                $12,711
 6/30/94                 $12,402                $12,637
 7/31/94                 $12,655                $12,866
 8/31/94                 $12,678                $12,910
 9/30/94                 $12,429                $12,721
10/31/94                 $12,082                $12,495
11/30/94                 $11,741                $12,269
12/31/94                 $12,104                $12,539
 1/31/95                 $12,560                $12,897
 2/28/95                 $12,990                $13,272
 3/31/95                 $13,089                $13,425
 4/30/95                 $13,082                $13,441
 5/31/95                 $13,487                $13,870
 6/30/95                 $13,298                $13,748
 7/31/95                 $13,380                $13,878
 8/31/95                 $13,548                $14,055
 9/30/95                 $13,639                $14,143
10/31/95                 $13,874                $14,349
11/30/95                 $14,122                $14,587
12/31/95                 $14,267                $14,727
 1/31/96                 $14,321                $14,839
 2/28/96                 $14,163                $14,738
 3/31/96                 $13,990                $14,550
 4/30/96                 $13,978                $14,509
 5/31/96                 $13,978                $14,503
 6/30/96                 $14,117                $14,661
 7/31/96                 $14,275                $14,794
 8/31/96                 $14,195                $14,791
 9/30/96                 $14,387                $14,997
10/31/96                 $14,521                $15,167
11/30/96                 $14,741                $15,445
12/31/96                 $14,675                $15,380
 1/31/97                 $14,688                $15,409
 2/28/97                 $14,819                $15,550
 3/31/97                 $14,661                $15,343
 4/30/97                 $14,770                $15,471
 5/31/97                 $14,979                $15,704
 6/30/97                 $15,094                $15,871
 7/31/97                 $15,501                $16,311
 8/31/97                 $15,391                $16,158
 9/30/97                 $15,536                $16,350

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.79% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Rhode Island Municipals Fund as of September 30, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Rhode Island's diversification away from the manufacturing sector began in the mid-1980s and has continued to reshape its economy. Services, the fastest-growing sector now accounting for over 30% of all jobs, added 2,800 jobs in the last 12 months, while the manufacturing sector lost 1,200.

 . The August, 1997, unemployment rate of 4.9% was unchanged from a year earlier.
  The U.S. rate was also 4.9% in August, 1997. Total state employment increased to 481,700 by August -- the highest it has been since September, 1990.

 . Financial services and health care have been major contributors to growth in the service sector, accounting for half of all job growth in the 12 months ending August 31, 1997.

 . Despite its decline, manufacturing remains an important part of the state economy, accounting for over 20% of all employment. The jewelry industry -- which employs over 35,000 -- is a key contributor.

Management Update
--------------------------------------------------------------------------------
 . We continued to maintain diversification across sectors and credit quality as we sought to combine high-quality insured holdings, which provided upside performance, with higher-yielding issues, which provided income and stability in a down market. In addition, we have continued to maintain and improve the Fund's call protection, which helped insulate it during periods of market volatility.

 . With the large number of insured holdings in the Rhode Island municipal market, we continued to seek non-insured bonds to add yield. Our research staff has been successful in locating sound opportunities -- primarily in the health care sector -- in the past year.

 . As the Fund's duration lengthened during the past year, we used modest hedging techniques to bring it down to a more neutral level.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.2%./1/ This return resulted from an increase in net asset value per share to $9.84 on September 30, 1997 from $9.51 on September 30, 1996, and the reinvestment of $0.430 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.84 per share, the Fund's distribution rate on September 30, 1997 was 4.34%./3/ The SEC 30-day yield on that date was 4.32%./4/

 . To equal 4.34% in a taxable investment, a couple in the 42.34% combined federal and state tax bracket would need a yield of 7.53%.

Your Investment at Work
--------------------------------------------------------------------------------
  Rhode Island Health and Educational Building Corp. -- Steere House

                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from this bond issue were used to refinance a previous issue and to fund renovations to the Alzheimer's special care unit at The Steer House, a 120-bed elderly care facility affiliated with Rhode Island Hospital.

 . The previous issue, refunded by these proceeds, had been owned by Eaton Vance for a few years, so management was familiar and comfortable with the credit. Because most Rhode Island new issues are insured holdings offering low yield, this issue represented a good opportunity to add yield to the Fund, thereby helping the distribution rate for shareholders.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including applicable CDSC.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                 8.2%
Life of Fund (6/11/93)                                                   4.7
SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                 3.2%
Life of Fund (6/11/93)                                                   4.3

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index.*
From June 30, 1993 through September 30, 1997

                           [LINE GRAPH APPEARS HERE]

                       EV Marathon       Fund's Performance    Lehman Brothers
                      Rhode Island          (including            Municipal
  Date               Municipals Fund     applicable CDSC)**       Bond Index
  ----               ---------------     ------------------       ----------
 6/30/93                 $10,000               --                  $10,000
 7/31/93                 $ 9,970               --                  $10,013
 8/31/93                 $10,328               --                  $10,221
 9/30/93                 $10,453               --                  $10,338
10/31/93                 $10,406               --                  $10,358
11/30/93                 $10,259               --                  $10,266
12/31/93                 $10,587               --                  $10,483
 1/31/94                 $10,729               --                  $10,603
 2/28/94                 $10,297               --                  $10,328
 3/31/94                 $ 9,643               --                  $ 9,908
 4/30/94                 $ 9,711               --                  $ 9,992
 5/31/94                 $ 9,832               --                  $10,078
 6/30/94                 $ 9,740               --                  $10,020
 7/31/94                 $ 9,944               --                  $10,200
 8/31/94                 $ 9,961               --                  $10,236
 9/30/94                 $ 9,731               --                  $10,086
10/31/94                 $ 9,458               --                  $ 9,907
11/30/94                 $ 9,202               --                  $ 9,727
12/31/94                 $ 9,503               --                  $ 9,941
 1/31/95                 $ 9,885               --                  $10,226
 2/28/95                 $10,200               --                  $10,523
 3/31/95                 $10,305               --                  $10,644
 4/30/95                 $10,274               --                  $10,656
 5/31/95                 $10,513               --                  $10,996
 6/30/95                 $10,290               --                  $10,900
 7/31/95                 $10,380               --                  $11,003
 8/31/95                 $10,523               --                  $11,143
 9/30/95                 $10,600               --                  $11,214
10/31/95                 $10,802               --                  $11,377
11/30/95                 $10,993               --                  $11,566
12/31/95                 $11,116               --                  $11,677
 1/31/96                 $11,184               --                  $11,765
 2/28/96                 $11,045               --                  $11,685
 3/31/96                 $10,881               --                  $11,536
 4/30/96                 $10,880               --                  $11,503
 5/31/96                 $10,900               --                  $11,499
 6/30/96                 $11,005               --                  $11,624
 7/31/96                 $11,104               --                  $11,729
 8/31/96                 $11,077               --                  $11,727
 9/30/96                 $11,252               --                  $11,891
10/31/96                 $11,341               --                  $12,025
11/30/96                 $11,540               --                  $12,245
12/31/96                 $11,490               --                  $12,194
 1/31/97                 $11,449               --                  $12,217
 2/28/97                 $11,557               --                  $12,329
 3/31/97                 $11,426               --                  $12,164
 4/30/97                 $11,540               --                  $12,266
 5/31/97                 $11,716               --                  $12,451
 6/30/97                 $11,834               --                  $12,584
 7/31/97                 $12,183               --                  $12,932
 8/31/97                 $12,055               --                  $12,811
 9/30/97                 $12,174          $11,977                  $12,963

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.54% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon West Virginia Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PICTURE TIMOTHY T. BROWSE, APPEARS HERE]
Timothy T.  Browse,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Nearly all areas of West Virginia's economy showed growth during the past 12 months. Total employment increased by 9,100 jobs, with the largest gains in services (up 5,600), trade (up 2,400), construction (up 1,600) and government (up 1,300).

 . The largest job decline was in mining, where employment dropped by 1,300 during the 12-month period. The unemployment rate dropped to 6.3% in August, 1997, from 6.9% a year earlier.

 . A bright spot within the state's manufacturing sector was the wood products industry, which had the fastest growth of any industry in this sector since the 1980s. Wood products -- including furniture, cabinets, millwork, pallets, containers, plywood, and prefabricated buildings -- provide over 16,500 jobs and generate almost $2 billion in annual revenue.

Management Update
--------------------------------------------------------------------------------
 . This has been a positive year for the bond market, with favorable returns overall resulting from a general downward trend in interest rates. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . We seek to maintain a balanced portfolio of high-coupon, defensive bonds and low-coupon, performance bonds. With interest rates continually moving, we make minor adjustments on an ongoing basis to maintain the right mix. The goal of this strategy is to provide the optimum performance in any given market condition. As interest rates have fallen in the last year, we have added to our low-coupon, or discount, holdings to maintain the right balance in the Fund.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.2%./1/ This return resulted from an increase in net asset value per share to $9.97 on September 30, 1997 from $9.62 on September 30, 1996, and the reinvestment of $0.419 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.97 per share, the Fund's distribution rate on September 30, 1997 was 4.17%./3/ The SEC 30-day yield on that date was 4.01%./4/

 . To equal 4.17% in a taxable investment, a couple in the 40.16% combined federal and state tax bracket would need a yield of 6.97%.

Your Investment at Work
--------------------------------------------------------------------------------
   School Building Authority of West Virginia Capital Improvement Refunding Revenue Bonds, Series 1997
                                   [PICTURE OF GRADUATION CAP APPEARS HERE]

 . This Authority was created in 1989 to provide funding for elementary and secondary public schools and to help consolidate school systems to more effectively utilize the state's educational resources. Through 1996, over $490 million in grants had been made; this bond issue provided another $130 million.

 . A good example of the use of bond proceeds is the Computer Plan. Through this state program, West Virginia has spent $62.8 million to install computers in all elementary schools statewide and has trained over 13,000 educators in computer science.

--------------------------------------------------------------------------------
/1/ This return does not include the applicable contingent deferred sales charge
(CDSC). /2/ A portion of the Fund's income may be subject to Federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including applicable CDSC.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                        8.2%
Life of Fund (6/11/93)                          4.8

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                        3.2%
Life of Fund (6/11/93)                          4.4

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index.*
From June 30, 1993 through September 30, 1997

                                               Fund's
                                            Performance
                       EV Marathon          (including       Lehman Brothers
                      West Virginia          applicable        Municipal
  Date               Municipals Fund          CDSC)**          Bond Index
 6/30/93                $10,000                  --              $10,000
 7/31/93                 $9,910                  --              $10,013
 8/31/93                $10,201                  --              $10,221
 9/30/93                $10,347                  --              $10,338
10/31/93                $10,321                  --              $10,358
11/30/93                $10,184                  --              $10,266
12/31/93                $10,483                  --              $10,483
 1/31/94                $10,614                  --              $10,603
 2/28/94                $10,294                  --              $10,328
 3/31/94                 $9,691                  --               $9,908
 4/30/94                 $9,726                  --               $9,992
 5/31/94                 $9,835                  --              $10,078
 6/30/94                 $9,710                  --              $10,020
 7/31/94                 $9,934                  --              $10,200
 8/31/94                 $9,949                  --              $10,236
 9/30/94                 $9,761                  --              $10,086
10/31/94                 $9,519                  --               $9,907
11/30/94                 $9,231                  --               $9,727
12/31/94                 $9,508                  --               $9,941
 1/31/95                 $9,844                  --              $10,226
 2/28/95                $10,212                  --              $10,523
 3/31/95                $10,304                  --              $10,644
 4/30/95                $10,305                  --              $10,656
 5/31/95                $10,607                  --              $10,996
 6/30/95                $10,417                  --              $10,900
 7/31/95                $10,483                  --              $11,003
 8/31/95                $10,624                  --              $11,143
 9/30/95                $10,678                  --              $11,214
10/31/95                $10,889                  --              $11,377
11/30/95                $11,101                  --              $11,566
12/31/95                $11,257                  --              $11,677
 1/31/96                $11,301                  --              $11,765
 2/28/96                $11,172                  --              $11,685
 3/31/96                $11,985                  --              $11,536
 4/30/96                $10,948                  --              $11,503
 5/31/96                $10,956                  --              $11,499
 6/30/96                $11,047                  --              $11,624
 7/31/96                $11,154                  --              $11,729
 8/31/96                $11,137                  --              $11,727
 9/30/96                $11,321                  --              $11,891
10/31/96                $11,419                  --              $12,025
11/30/96                $11,615                  --              $12,245
12/31/96                $11,563                  --              $12,194
 1/31/97                $11,557                  --              $12,217
 2/28/97                $11,663                  --              $12,329
 3/31/97                $11,508                  --              $12,164
 4/30/97                $11,621                  --              $12,266
 5/31/97                $11,783                  --              $12,451
 6/30/97                $11,888                  --              $12,584
 7/31/97                $12,221                  --              $12,932
 8/31/97                $12,118                  --              $12,811
 9/30/97                $12,247             $12,048              $12,963

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.89% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 1997

                                                             Marathon          Marathon          Marathon            Marathon
                                                          California Fund    Florida Fund    Massachusetts Fund   Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                         $286,016,649      $ 474,270,117      $ 218,416,982      $ 19,121,699
    Unrealized appreciation                                   36,296,732         31,792,701         22,358,896         1,865,814
------------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)           $322,313,381      $ 506,062,818      $ 240,775,878      $ 20,987,513
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                             $      2,897      $     175,859      $      51,109      $        --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $322,316,278      $ 506,238,677      $ 240,826,987      $ 20,987,513
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                       $    595,098      $     924,949      $     448,913      $     37,128
Payable for Fund shares redeemed                                 301,252            910,150            376,319               --
Payable to affiliate for Trustees' fees (Note 4)                     831                831                831                42
Accrued expenses                                                 261,751            345,574            162,738            26,281
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                           $  1,158,932      $   2,181,504      $     988,801      $     63,451
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $321,157,346      $ 504,057,173      $ 239,838,186      $ 20,924,062
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                             $313,385,607      $ 489,224,049      $ 233,510,216      $ 20,938,698
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)               (27,929,895)       (16,034,629)       (15,605,424)       (1,942,663)
Accumulated undistributed (distributions in
    excess of) net investment income (loss)                     (595,098)          (924,948)          (425,502)           62,213
Net unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                36,296,732         31,792,701         22,358,896         1,865,814
------------------------------------------------------------------------------------------------------------------------------------
Total                                                       $321,157,346      $ 504,057,173      $ 239,838,186      $ 20,924,062
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                              32,074,100         46,250,532         22,438,467         2,097,673
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)    $      10.01      $       10.90      $       10.69      $       9.97
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of September 30, 1997

                                                               Marathon         Marathon          Marathon            Marathon
                                                            New York Fund      Ohio Fund      Rhode Island Fund   West Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                          $476,860,994      $251,266,361      $ 36,447,137      $ 29,736,230
    Unrealized appreciation                                    42,091,344        16,867,344         1,911,478         1,867,695
-----------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio , at value (Note 1A)           $518,952,338      $268,133,705      $ 38,358,615      $ 31,603,925
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                              $    312,172      $     76,076      $     23,940      $     13,925
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 $519,264,510      $268,209,781      $ 38,382,555      $ 31,617,850
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                        $    957,309      $    498,703      $     68,019      $     54,213
Payable for Fund shares redeemed                                  562,327           525,256            46,710             5,156
Payable to affiliate for Trustees' fees (Note 4)                      831               831                42                42
Accrued expenses                                                  350,899           184,082            33,926            34,167
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            $  1,871,366      $  1,208,872      $    148,697      $     93,578
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                   $517,393,144      $267,000,909      $ 38,233,858      $ 31,524,272
-----------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $485,910,720      $251,920,705      $ 38,031,727      $ 31,398,765
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)                 (9,651,623)       (2,156,455)       (1,644,792)       (1,687,975)
Accumulated undistributed (distributions in excess of)
    net investment income (loss)                                 (957,297)          369,315           (64,555)          (54,213)
Net unrealized appreciation of investments from
    Portfolio
    (computed on the basis of identified cost)                 42,091,344        16,867,344         1,911,478         1,867,695
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $517,393,144      $267,000,909      $ 38,233,858      $ 31,524,272
-----------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                                                               45,795,278        24,419,523         3,885,680         3,162,569
-----------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
-----------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                             $      11.30      $      10.93      $       9.84      $       9.97
-----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997


                                                             Marathon        Marathon           Marathon             Marathon
                                                         California Fund   Florida Fund    Massachusetts Fund    Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $21,427,517      $33,625,679        $15,874,318            $1,353,828
Expenses allocated from Portfolio                          (1,883,108)      (2,690,501)        (1,324,088)              (83,641)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $19,544,409      $30,935,178        $14,550,230            $1,270,187
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $     3,292      $     3,424        $     3,292            $      296
Custodian fee (Note 1G)                                        25,562              313             21,734                 3,892
Distribution fees (Note 5)                                  3,346,237        5,254,197          2,373,775               211,238
Transfer and dividend disbursing agent fees                   275,887          379,217            155,913                17,602
Printing and postage                                           72,131          124,837             62,883                12,239
Legal and accounting services                                  25,384           25,722             24,363                23,418
Registration fees                                               3,721            9,121              2,837                   200
Amortization of organization expenses (Note 1D)                    --               --                 --                 4,253
Miscellaneous                                                  40,518           51,273             45,453                 3,428
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $ 3,792,732      $ 5,848,104        $ 2,690,250            $  276,566
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                     $15,751,677      $25,087,074        $11,859,980            $  993,621
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $ 8,175,275      $16,420,493        $ 4,857,273            $  358,329
    Financial futures contracts                            (2,919,511)      (8,713,173)        (2,756,532)             (193,790)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                          $ 5,255,764      $ 7,707,320        $ 2,100,741            $  164,539
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $11,059,218      $(2,769,944)       $ 6,261,032            $  693,308
    Financial futures contracts                                14,355        1,396,898             73,184                 1,044
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                        $11,073,573      $(1,373,046)       $ 6,334,216            $  694,352
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on investments           $16,329,337      $ 6,334,274        $ 8,434,957            $  858,891
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                $32,081,014      $31,421,348        $20,294,937            $1,852,512
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997



                                                              Marathon           Marathon         Marathon         Marathon
                                                            New York Fund       Ohio Fund    Rhode Island Fund  West Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                      $34,198,970       $17,429,049        $2,213,339       $2,053,861
Expenses allocated from Portfolio                              (3,155,241)       (1,545,061)          (86,449)        (127,338)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                          $31,043,729       $15,883,988        $2,126,890       $1,926,523
-----------------------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                     $     3,292       $     3,292        $      165       $      165
Custodian fee (Note 1G)                                            25,626            23,007             5,063            5,026
Distribution fees (Note 5)                                      5,205,762         2,606,482           356,624          325,701
Transfer and dividend disbursing agent fees                       390,671           210,796            30,640           26,965
Printing and postage                                              141,860            67,666            13,771           15,916
Legal and accounting services                                      29,606            24,413            19,866           17,990
Registration fees                                                   4,011             2,555                --               50
Amortization of organization expenses (Note 1D)                        --                --             2,474            3,321
Miscellaneous                                                      52,581            31,521             4,713            9,901
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                $ 5,853,409       $ 2,969,732        $  433,316       $  405,035
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1G)                      $        --       $        --        $    2,352       $       --
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                      $        --       $        --        $    2,352       $       --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  $ 5,853,409       $ 2,969,732        $  430,964       $  405,035
-----------------------------------------------------------------------------------------------------------------------------------


Net investment income                                         $25,190,320       $12,914,256        $1,695,926       $1,521,488
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)           $12,532,881       $ 5,761,437        $  369,897       $  443,119
    Financial futures contracts                                (2,806,148)       (1,867,874)         (231,038)        (464,859)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                       $ 9,726,733       $ 3,893,563        $  138,859       $  (21,740)
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                               $ 9,066,088       $ 4,114,587        $1,207,256       $1,198,710
    Financial futures contracts                                  (613,680)          480,977           (53,645)          50,217
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                               $ 8,452,408       $ 4,595,564        $1,153,611       $1,248,927
-----------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on investments               $18,179,141       $ 8,489,127        $1,292,470       $1,227,187
-----------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                    $43,369,461       $21,403,383        $2,988,396       $2,748,675
-----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997


                                                                  Marathon         Marathon          Marathon          Marathon
Increase (Decrease) in Net Assets                              California Fund   Florida Fund   Massachusetts Fund  Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                       $ 15,751,677    $  25,087,074      $  11,859,980     $    993,621
    Net realized gain on investments                               5,255,764        7,707,320          2,100,741          164,539
     Net change in unrealized appreciation (depreciation)
        of investments                                            11,073,573       (1,373,046)         6,334,216          694,352
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $ 32,081,014    $  31,421,348      $  20,294,937     $  1,852,512
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                  $(15,751,677)   $ (25,087,074)     $ (11,798,946)    $ (1,010,343)
    In excess of net investment income                              (234,478)        (818,995)               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             $(15,986,155)   $ (25,906,069)     $ (11,798,946)    $ (1,010,343)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                $ 13,872,922    $  22,791,638      $   7,767,689     $    912,811
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                   6,421,036        8,705,317          5,698,120          461,302
    Cost of shares redeemed                                      (76,486,859)    (145,393,400)       (49,521,970)      (5,154,607)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                                $(56,192,901)   $(113,896,445)     $ (36,056,161)    $ (3,780,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                      $(40,098,042)   $(108,381,166)     $ (27,560,170)    $ (2,938,325)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $361,255,388    $ 612,438,339      $ 267,398,356     $ 23,862,387
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $321,157,346    $ 504,057,173      $ 239,838,186     $ 20,924,062
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
 investment income included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $   (595,098)   $    (924,948)     $    (425,502)    $     62,213
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997

                                                                  Marathon        Marathon        Marathon            Marathon
Increase (Decrease) in Net Assets                              New York Fund     Ohio Fund    Rhode Island Fund   West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $  25,190,320    $ 12,914,256      $  1,695,926     $  1,521,488
    Net realized gain (loss) on investments                       9,726,733       3,893,563           138,859          (21,740)
    Net change in unrealized appreciation of investments          8,452,408       4,595,564         1,153,611        1,248,927
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $  43,369,461    $ 21,403,383      $  2,988,396     $  2,748,675
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $ (25,190,320)   $(12,636,530)     $ (1,695,926)    $ (1,521,488)
    In excess of net investment income                             (269,885)             --           (17,054)          (2,074)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $ (25,460,205)   $(12,636,530)     $ (1,712,980)    $ (1,523,562)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $  20,507,490    $  8,511,310      $  3,907,568     $  1,120,114
    Net asset value of shares issued to shareholders in
        payment of distributions declared                        13,747,243       6,566,507           957,454          756,950
    Cost of shares redeemed                                    (125,168,165)    (46,673,153)       (7,394,931)      (9,286,165)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions       $ (90,913,432)   $(31,595,336)     $ (2,529,909)    $ (7,409,101)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                    $ (73,004,176)   $(22,828,483)     $ (1,254,493)    $ (6,183,988)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $ 590,397,320    $289,829,392      $ 39,488,351     $ 37,708,260
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $ 517,393,144    $267,000,909      $ 38,233,858     $ 31,524,272
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    (957,297)   $    369,315      $    (64,555)    $    (54,213)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                Marathon        Marathon           Marathon            Marathon
Increase (Decrease) in Net Assets                            California Fund  Florida Fund    Massachusetts Fund   Mississippi Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $  18,702,103    $  31,052,406    $  13,406,177    $   1,188,292
    Net realized gain on investments                              4,469,775        5,713,838        3,059,381          281,150
    Net change in unrealized appreciation (depreciation)
        of investments                                            1,380,607         (597,568)      (1,225,658)         118,573
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          $  24,552,485    $  36,168,676    $  15,239,900    $   1,588,015
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $ (18,702,103)   $ (31,052,406)   $ (13,406,177)   $  (1,176,419)
    In excess of net investment income                             (150,927)        (388,812)        (124,890)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $ (18,853,030)   $ (31,441,218)   $ (13,531,067)   $  (1,176,419)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $  14,364,623    $  31,471,588    $  10,470,142    $   1,147,571
    Net asset value of shares issued to shareholders
        in payment of distributions declared                      7,648,806       10,725,263        6,731,883          583,144
    Cost of shares redeemed                                     (68,108,448)    (136,050,959)     (42,626,250)      (5,036,066)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                              $ (46,095,019)   $ (93,854,108)   $ (25,424,225)   $  (3,305,351)
-----------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                    $ (40,395,564)   $ (89,126,650)   $ (23,715,392)   $  (2,893,755)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $ 401,650,952    $ 701,564,989    $ 291,113,748    $  26,756,142
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $ 361,255,388    $ 612,438,339    $ 267,398,356    $  23,862,387
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    (384,007)   $    (788,486)   $    (486,536)   $      78,935
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                 Marathon        Marathon           Marathon          Marathon
Increase (Decrease) in Net Assets                              New York Fund     Ohio Fund     Rhode Island Fund  West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $  28,899,389    $  14,194,475    $   1,851,536       $   1,659,387
    Net realized gain (loss) on investments                       3,977,435        2,116,503          (81,742)           (111,842)
    Net change in unrealized appreciation of investments          2,584,919          271,971          613,745             757,250
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          $  35,461,743    $  16,582,949    $   2,383,539       $   2,304,795
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $ (28,899,389)   $ (13,947,604)   $  (1,866,993)      $  (1,688,413)
    In excess of net investment income                             (793,280)              --          (47,501)            (79,077)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $ (29,692,669)   $ (13,947,604)   $  (1,914,494)       $  (1,767,490)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $  29,846,069    $   9,879,816    $   4,840,839        $   2,392,100
    Net asset value of shares issued to shareholders
        in payment of distributions declared                     16,138,017        7,416,302        1,150,335              915,278
    Cost of shares redeemed                                    (101,960,405)     (45,992,969)      (6,835,424)          (5,705,484)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions       $ (55,976,319)   $ (28,696,851)   $    (844,250)       $  (2,398,106)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                    $ (50,207,245)   $ (26,061,506)   $    (375,205)       $  (1,860,801)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $ 640,604,565    $ 315,890,898    $  39,863,556        $  39,569,061
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $ 590,397,320    $ 289,829,392    $  39,488,351        $  37,708,260
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $  (1,059,850)   $      91,589    $     (47,501)      $     (62,756)
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                           Marathon California Fund
                                                            ---------------------------------------------------
                                                                                 Year Ended
                                                            ---------------------------------------------------
                                                                                September 30,
                                                            ---------------------------------------------------
                                                                 1997        1996         1995        1994*
---------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                            $   9.540   $   9.410    $  9.290    $   9.560
---------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                                         $   0.451   $   0.464    $  0.475    $   0.240
Net realized and unrealized gain (loss) on investments            0.477       0.135       0.253       (0.234)
---------------------------------------------------------------------------------------------------------------
Total income from operations                                  $   0.928   $   0.599    $  0.728    $   0.006
---------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------
From net investment income                                    $  (0.451)  $  (0.465)   $ (0.475)   $  (0.240)
In excess of net investment income                               (0.007)     (0.004)     (0.016)      (0.036)
From net realized gain on investments                                --          --          --           --
In excess of net realized gain on investments                        --          --      (0.117)          --
---------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.458)  $  (0.469)   $ (0.608)   $  (0.276)
---------------------------------------------------------------------------------------------------------------


Net asset value--End of year                                  $  10.010   $   9.540    $  9.410    $   9.290
---------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                  9.98%       6.49%       8.30%        0.06%
---------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                       $ 321,157   $ 361,255    $401,742    $ 439,591
Ratio of net expenses to average daily net assets/(2)/(3)/         1.69%       1.66%       1.65%        1.63%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                  1.68%       1.65%       1.64%         --
Ratio of net investment income to average daily net assets         4.66%       4.87%       5.19%        5.06%+
Portfolio Turnover/(4)/                                              --          --          --           --
---------------------------------------------------------------------------------------------------------------


                                                                          Marathon California Fund
                                                            ---------------------------------------------------
                                                                                 Year Ended
                                                            ---------------------------------------------------
                                                                                  March 31,
                                                            ---------------------------------------------------
                                                                 1994             1993             1992**
---------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                            $  10.200        $   9.850         $ 10.000
---------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                                         $   0.480        $   0.509         $  0.264
Net realized and unrealized gain (loss) on investments           (0.395)           0.524           (0.100)
---------------------------------------------------------------------------------------------------------------

Total income from operations                                  $   0.085        $   1.033         $  0.164
---------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------
From net investment income                                    $  (0.480)       $  (0.509)        $ (0.264)
In excess of net investment income                               (0.092)          (0.115)          (0.050)
From net realized gain on investments                            (0.153)          (0.059)             --
In excess of net realized gain on investments                        --               --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.725)       $  (0.683)        $ (0.314)
---------------------------------------------------------------------------------------------------------------


Net asset value--End of year                                  $   9.560        $  10.200         $  9.850
---------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                  0.55%           10.82%            3.29%
---------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                       $ 463,414        $ 438,938         $362,597
Ratio of net expenses to average daily net assets/(2)/(3)/         1.67%            1.84%            1.87%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                    --               --               --
Ratio of net investment income to average daily net assets         4.64%            5.05%            5.28%+
Portfolio Turnover/(4)/                                               5%             139%              65%
---------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1994.

** For the six months ended March 31, 1992. The Fund changed its year end from September 30 to March 31, effective March 31, 1992.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                        Marathon Florida Fund
                                                               --------------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                               --------------------------------------------------------------------
                                                                  1997            1996           1995           1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  10.780       $ 10.720      $  10.270       $ 11.700     $ 10.940
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $   0.488       $  0.505      $   0.514       $  0.514     $  0.516
Net realized and unrealized gain (loss) on investments             0.136          0.067          0.469         (1.228)       1.040
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                            $   0.624       $  0.572      $   0.983       $ (0.714)    $  1.556
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $  (0.488)      $ (0.506)     $  (0.514)      $ (0.514)    $ (0.516)
In excess of net investment income                                (0.016)        (0.006)        (0.019)        (0.082)      (0.121)
From net realized gain on investments                                --              --            --              --       (0.159)
In excess of net realized gain on investments                        --              --            --          (0.120)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.504)      $ (0.512)     $  (0.533)      $ (0.716)    $ (0.796)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                 $  10.900       $ 10.780      $  10.720       $ 10.270     $ 11.700
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   5.89%          5.43%          9.90%         (6.34)%      14.85%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $ 504,057       $612,438      $ 701,565       $760,867     $776,856
Ratio of net expenses to average daily net assets/(2)(3)/           1.57%          1.55%          1.54%          1.44%        1.53%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                   1.53%          1.52%          1.51%            --           --
Ratio of net investment income to average daily net assets          4.50%          4.67%          4.97%          4.70%        4.54%
Portfolio Turnover/(4)/                                              --              --            --              --            9%
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Marathon Massachusetts Fund
                                                             ----------------------------------------------------------------------
                                                                                    Year Ended September 30,
                                                             ----------------------------------------------------------------------
                                                               1997            1996            1995           1994          1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $  10.330       $ 10.270       $   9.990       $ 11.250      $ 10.640
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $   0.487       $  0.491       $   0.499       $  0.505      $  0.514
Net realized and unrealized gain (loss) on investments           0.360          0.066           0.307         (1.108)        0.784
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $   0.847       $  0.557       $   0.806       $ (0.603)     $  1.298
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $  (0.487)      $ (0.492)      $  (0.499)      $ (0.505)     $ (0.514)
In excess of net investment income                                  --         (0.005)         (0.027)        (0.087)       (0.116)
From net realized gain on investments                               --             --              --             --        (0.058)
In excess of net realized gain on investments                       --             --              --         (0.065)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.487)      $ (0.497)      $  (0.526)      $ (0.657)     $ (0.688)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $  10.690       $ 10.330       $  10.270       $  9.990      $ 11.250
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                 8.41%          5.53%           8.38%         (5.57)%       12.67%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $ 239,838       $267,398       $ 291,114       $295,011      $286,801
Ratio of net expenses to average daily net assets/(2)(3)/         1.61%          1.59%           1.58%          1.50%         1.58%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                 1.59%          1.58%           1.56%            --            --
Ratio of net investment income to average daily net assets        4.70%          4.75%           5.00%          4.75%         4.69%
Portfolio Turnover/(4)/                                             --             --              --             --            27%
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                      Marathon Mississippi Fund
                                                              ----------------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                              ----------------------------------------------------------------------
                                                                    1997           1996          1995        1994         1993*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $   9.610       $  9.480     $   9.110     $ 10.260     $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           $   0.433       $  0.451     $   0.449     $  0.453     $  0.106
Net realized and unrealized gain (loss) on investments              0.362          0.122         0.379       (1.072)       0.300
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                             $   0.795       $  0.573     $   0.828     $ (0.619)    $  0.406
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                      $  (0.435)      $ (0.443)    $  (0.449)    $ (0.453)    $ (0.106)
In excess of net investment income                                     --             --        (0.009)      (0.071)      (0.040)
In excess of net realized gain on investments                          --             --            --       (0.007)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (0.435)      $ (0.443)    $  (0.458)    $ (0.531)    $ (0.146)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                  $   9.970       $  9.610     $   9.480     $  9.110     $ 10.260
------------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                                   8.45%          6.17%         9.40%       (6.20)%       3.85%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                         $  20,924       $ 23,862     $  26,756     $ 26,771     $ 11,810
Ratio of net expenses to average daily net assets /(2)//(3)/         1.60%          1.44%         1.36%        0.99%        0.75%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction /(2)/                                   1.59%          1.41%         1.33%          --           --
Ratio of net investment income to average daily net assets           4.39%          4.64%         4.89%        4.63%        3.50%+
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Advisor or the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses /(2)//(3)/                                                             1.55%         1.49%        1.45%        1.44%+
    Expenses after custodian fee reduction /(2)/                                    1.52%         1.46%          --           --
    Net investment income                                                           4.53%         4.76%        4.17%        2.81%+
Net investment income per share                                                 $  0.440     $   0.437     $  0.407     $  0.085
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Marathon New York Fund
                                                               ---------------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                               ---------------------------------------------------------------------
                                                                 1997            1996            1995         1994          1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  10.930      $  10.830       $  10.450     $ 11.880      $ 11.070
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $   0.506      $   0.506       $   0.523     $  0.528      $  0.535
Net realized and unrealized gain (loss) on investments             0.375          0.116           0.406       (1.165)        1.014
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                            $   0.881      $   0.622       $   0.929     $ (0.637)     $  1.549
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $  (0.506)     $  (0.508)      $  (0.523)    $ (0.528)     $ (0.535)
In excess of net investment income                                (0.005)        (0.014)         (0.026)      (0.089)       (0.120)
From net realized gain on investments                                 --             --              --           --        (0.084)
In excess of net realized gain on investments                         --             --              --       (0.176)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.511)     $  (0.522)      $  (0.549)    $ (0.793)     $ (0.739)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                 $  11.300      $  10.930       $  10.830     $ 10.450      $ 11.880
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   8.23%          5.87%           9.23%       (5.62)%       14.53%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $ 517,393      $ 590,397       $ 640,605    $ 648,325      $650,361
Ratio of net expenses to average daily net assets/(2)(3)/           1.63%          1.54%           1.55%        1.46%         1.55%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                   1.63%          1.51%           1.51%          --            --
Ratio of net investment income to average daily net assets          4.56%          4.64%           4.99%        4.72%         4.68%
Portfolio Turnover/(4)/                                               --             --              --           --            11%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                        Marathon Ohio Fund
                                                                --------------------------------------------------------------------
                                                                                      Year Ended September 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1997            1996           1995          1994         1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $  10.590       $ 10.510       $  10.070     $ 11.300     $ 10.550
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           $   0.499       $  0.494       $   0.487     $  0.494     $  0.499
Net realized and unrealized gain (loss) on investments              0.328          0.071           0.461       (1.081)       0.901
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                             $   0.827       $  0.565       $   0.948     $ (0.587)    $  1.400
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                      $  (0.487)      $ (0.485)      $  (0.487)    $ (0.494)    $ (0.499)
In excess of net investment income                                    --              --          (0.021)      (0.084)      (0.118)
From net realized gain on investments                                 --              --             --            --       (0.033)
In excess of net realized gain on investments                         --              --             --        (0.065)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (0.487)      $ (0.485)      $  (0.508)    $ (0.643)    $ (0.650)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                                  $  10.930       $ 10.590       $  10.510     $ 10.070     $ 11.300
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                    7.98%          5.48%           9.74%       (5.39)%      13.74%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                         $ 267,001       $289,829       $ 315,891     $321,578     $299,331
Ratio of net expenses to average daily net assets/(2)/(3)/           1.63%          1.63%           1.59%        1.50%        1.58%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                    1.62%          1.61%           1.57%          --           --
Ratio of net investment income to average daily net assets           4.65%          4.66%           4.80%        4.62%        4.57%
Portfolio Turnover/(4)/                                               --              --             --            --           12%
------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                     Marathon Rhode Island Fund
                                                            ------------------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                            ------------------------------------------------------------------------
                                                                1997             1996           1995            1994         1993*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $    9.510     $    9.400     $    9.090      $  10.330     $  10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $    0.427     $    0.440     $    0.452      $   0.454     $   0.113
Net realized and unrealized gain (loss) on investments            0.334          0.125          0.332         (1.146)        0.361
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $    0.761     $    0.565     $    0.784      $  (0.692)    $   0.474
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $   (0.427)    $   (0.444)    $   (0.452)     $  (0.454)    $  (0.113)
In excess of net investment income                               (0.004)        (0.011)        (0.022)        (0.078)       (0.008)
From net realized gain on investments                                --             --             --             --        (0.023)
In excess of net realized gain on investments                        --             --             --         (0.016)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $   (0.431)    $   (0.455)    $   (0.474)     $  (0.548)    $  (0.144)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $    9.840     $    9.510     $    9.400      $   9.090     $  10.330
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                  8.19%          6.14%          8.94%         (6.91)%        4.53%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $   38,234     $   39,488     $   39,864      $  34,261     $  17,680
Ratio of net expenses to average daily net assets/(2)(3)/          1.40%          1.35%          1.33%          1.02%         0.75%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                  1.35%          1.32%          1.29%            --            --
Ratio of net investment income to average daily net assets         4.43%          4.63%          4.92%          4.65%         3.70%+
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                               1.52%          1.47%          1.46%          1.38%         1.30%+
    Expenses after custodian fee reduction/(2)/                    1.47%          1.44%          1.42%            --            --
    Net investment income                                          4.31%          4.51%          4.79%          4.29%         3.15%+
Net investment income per share                              $    0.415     $    0.429      $   0.440      $   0.418     $   0.096
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                    Marathon West Virginia Fund
                                                             -----------------------------------------------------------------------
                                                                                      Year Ended September 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1997           1996          1995            1994          1993*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $    9.620    $    9.500    $    9.130       $  10.220     $  10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $    0.419    $    0.420    $    0.436       $   0.450     $   0.103
Net realized and unrealized gain (loss) on investments            0.351         0.147         0.393          (1.011)        0.262
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $    0.770    $    0.567    $    0.829       $  (0.561)    $   0.365
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $   (0.419)   $   (0.427)   $   (0.436)      $  (0.450)    $  (0.103)
In excess of net investment income                               (0.001)       (0.020)       (0.023)         (0.069)       (0.042)
In excess of net realized gain on investments                        --            --            --          (0.010)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $   (0.420)   $   (0.447)   $   (0.459)      $  (0.529)    $  (0.145)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $    9.970    $    9.620    $    9.500       $   9.130     $  10.220
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                  8.18%         6.02%         9.39%          (5.66)%        3.47%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $   31,524    $   37,708    $   39,569       $  38,476     $  25,717
Ratio of net expenses to average daily net assets/(2)(3)/          1.53%         1.55%         1.40%           0.95%         0.75%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                  1.51%         1.51%         1.38%             --            --
Ratio of net investment income to average daily net assets         4.31%         4.30%         4.74%           4.62%         3.40%+

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                                           1.48%           1.32%         1.19%+
    Expenses after custodian fee reduction/(2)/                                                1.46%             --            --
    Net investment income                                                                      4.66%           4.25%         2.96%+
Net investment income per share                                                          $    0.429       $   0.414     $   0.090
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  -----------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of which are included in these financial statements. They include EV Marathon California Municipals Fund ("Marathon California Fund"), EV Marathon Florida Municipals Fund ("Marathon Florida Fund"), EV Marathon Massachusetts Municipals Fund ("Marathon Massachusetts Fund"), EV Marathon Mississippi Municipals Fund ("Marathon Mississippi Fund"), EV Marathon New York Municipals Fund ("Marathon New York Fund"), EV Marathon Ohio Municipals Fund ("Marathon Ohio Fund"), EV Marathon Rhode Island Municipals Fund ("Marathon Rhode Island Fund") and EV Marathon West Virginia Municipals Fund ("Marathon West Virginia Fund"), each of which is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon California Fund invests its assets in the California Municipals Portfolio, the Marathon Florida Fund invests its assets in the Florida Municipals Portfolio, the Marathon Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Marathon Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the Marathon New York Fund invests its assets in the New York Municipals Portfolio, the Marathon Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Marathon Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the Marathon West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.6%, 98.4%, 94.9%, 94.9%, 98.4%, 98.8%, 95.4% and 94.3% at September 30, 1997 for the
  Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Funds which permit the Funds to issue more than one class of shares. Initially, the Funds will offer two classes of shares and, effective September 1, 1997, the existing shares of the Fund will be designated as Class B Shares.

  On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund (the Successor Funds), separate series of the Trust, will acquire substantially all of the assets and liabilities of the EV Traditional California Municipals Fund, EV Traditional Florida Municipals Fund, EV Traditional Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, EV Traditional Rhode Island Municipals Fund and EV Traditional West Virginia Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the acquired funds will receive Class A Shares of the successor funds. The reorganization will occur after the close of business, September 30, 1997.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no

EV Marathon Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  provision for federal income or excise tax is necessary. At September 30, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

  Fund                                      Amount            Expires
  ------------------------------------------------------------------------------
  Marathon California Fund                  $18,822,061       September 30, 2004
                                              1,112,204       September 30, 2003
                                              6,075,665       September 30, 2002

  Marathon Florida Fund                     $15,708,161       September 30, 2004

  Marathon Massachusetts Fund               $11,092,195       September 30, 2004
                                              4,583,369       September 30, 2003

  Marathon Mississippi Fund                 $ 1,395,947       September 30, 2004
                                                574,476       September 30, 2003

  Marathon New York Fund                    $ 9,988,977       September 30, 2004

  Marathon Ohio Fund                        $ 1,960,579       September 30, 2004

  Marathon Rhode Island Fund                $ 1,346,838       September 30, 2004
                                                485,900       September 30, 2003

  Marathon West Virginia Fund               $   147,162       September 30, 2005
                                              1,089,209       September 30, 2004
                                                485,831       September 30, 2003

  Dividends paid by each Fund from net tax-exempt interest on municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on a trade-date basis.

  G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reflected as a reduction of operating expenses on the statements of operations.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net investment income of the Funds is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Funds or, at the election of the shareholder, in cash.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EV Marathon Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  During the year ended September 30, 1997, the following reclassifications were made due to permanent differences between book and tax accounting:


                                                                  Marathon
                             Marathon    Marathon      Marathon     West
   Increase/                California   Florida      New York    Virginia
   (decrease)                  Fund       Fund          Fund        Fund
  ------------------------------------------------------------------------------
   Accumulated
     distributions
     in excess of
     net investment
     income                  $ 23,387   $ 682,533     $ 372,438   $  10,617
   Paid-in capital            (23,387)   (682,533)     (372,438)    (10,617)
  ------------------------------------------------------------------------------

  Net investment income, net realized gains and net assets were not affected by these reclassifications. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Marathon California Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                     1997               1996
  ------------------------------------------------------------------------------
  Sales                                            1,432,515          1,499,839

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                   661,973            801,409

  Redemptions                                     (7,897,702)        (7,128,779)
  ------------------------------------------------------------------------------

  Net Decrease                                    (5,803,214)        (4,827,531)
  ------------------------------------------------------------------------------

                                                      Marathon Florida Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                     1997               1996
  ------------------------------------------------------------------------------
  Sales                                            2,104,483          2,878,683

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                   806,134            990,200

  Redemptions                                    (13,472,545)       (12,531,226)
  ------------------------------------------------------------------------------

  Net Decrease                                   (10,561,928)        (8,662,343)
  ------------------------------------------------------------------------------


                                                    Marathon Massachusetts Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                     1997               1996
  ------------------------------------------------------------------------------
  Sales                                              747,491          1,006,896

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                   546,499            649,670

  Redemptions                                     (4,753,239)        (4,107,661)
  ------------------------------------------------------------------------------

  Net Decrease                                    (3,459,249)        (2,451,095)
  ------------------------------------------------------------------------------


                                                    Marathon Mississippi Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                       1997              1996
  ------------------------------------------------------------------------------
  Sales                                                93,560           121,491

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     47,277            60,735

  Redemptions                                        (526,804)         (522,310)
  ------------------------------------------------------------------------------

  Net Decrease                                       (385,967)         (340,084)
  ------------------------------------------------------------------------------


                                                      Marathon New York Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                     1997               1996
  ------------------------------------------------------------------------------
  Sales                                            1,854,790          2,717,911

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                 1,243,630          1,475,640

  Redemptions                                    (11,329,986)        (9,324,460)
  ------------------------------------------------------------------------------

  Net Decrease                                    (8,231,566)        (5,130,909)
  ------------------------------------------------------------------------------


                                                        Marathon Ohio Fund
                                                  ------------------------------
                                                     Year Ended September 30,
                                                  ------------------------------
                                                     1997               1996
  ------------------------------------------------------------------------------
  Sales                                              795,756            927,885

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                   612,550            699,228

  Redemptions                                     (4,355,129)        (4,331,269)
  ------------------------------------------------------------------------------

       Net Decrease                               (2,946,823)        (2,704,156)
  ------------------------------------------------------------------------------

EV Marathon Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



                                                    Marathon Rhode Island Fund
                                                  ------------------------------
                                                      Year Ended September 30,
                                                  ------------------------------
                                                       1997              1996
  ------------------------------------------------------------------------------
  Sales                                               405,304           508,109

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     99,538           121,103

  Redemptions                                        (770,050)         (718,322)
  ------------------------------------------------------------------------------

  Net Decrease                                       (265,208)          (89,110)
  ------------------------------------------------------------------------------


                                                    Marathon West Virginia Fund
                                                  ------------------------------
                                                      Year Ended September 30,
                                                  ------------------------------
                                                       1997              1996
  ------------------------------------------------------------------------------
  Sales                                               115,286           248,460

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     77,703            95,281

  Redemptions                                        (949,690)         (591,677)
  ------------------------------------------------------------------------------

  Net Decrease                                       (756,701)         (247,936)
  ------------------------------------------------------------------------------


  4 Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

    Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.


  5 Distribution Plan
    ----------------------------------------------------------------------------
    Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended September 30, 1997, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, paid $2,534,611, $4,182,641, $1,891,419,
    $169,917, $4,144,448, $2,082,415, $287,096 and $264,807, respectively, to
    EVD, representing 0.75% of each Fund's average daily net assets. At September 30, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund were approximately $2,003,000, $12,481,000, $6,286,000,
    $806,000, $11,296,000, $6,900,000, $1,414,000 and $1,126,000, respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% (0.25% for the Marathon California Fund) per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended September 30, 1997, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $811,626, $1,071,556,

EV Marathon Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    $482,356, $41,321, $1,061,314, $524,067, $69,528, and $60,894, respectively.
    Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

    Certain officers and Trustees of the Funds are officers or directors of EVD.


  6 Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $849,000, $1,907,000, $708,000, $132,000, $1,706,000, $729,000, $167,000 and
    $180,000 of CDSC paid by shareholders of Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia, respectively, for the year ended September 30, 1997.


  7 Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 1997 were as follows:

    Marathon California Fund
    ----------------------------------------------------------------------------
    Increases                                                       $ 14,604,403
    Decreases                                                         90,671,693

    Marathon Florida Fund
    ----------------------------------------------------------------------------
    Increases                                                       $ 23,791,040
    Decreases                                                        170,273,258

    Marathon Massachusetts Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  8,258,251
    Decreases                                                         58,619,890

    Marathon Mississippi Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  1,010,433
    Decreases                                                          6,121,480

    Marathon New York Fund
    ----------------------------------------------------------------------------
    Increases                                                       $ 21,773,757
    Decreases                                                        144,484,357

    Marathon Ohio Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  9,583,490
    Decreases                                                         56,556,309

    Marathon Rhode Island Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  4,159,564
    Decreases                                                          8,841,781

    Marathon West Virginia Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  1,203,369
    Decreases                                                         10,568,920


  8 Subsequent Event
    ----------------------------------------------------------------------------
    Effective October 1, 1997, the EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund, and EV Marathon West Virginia Municipals Fund will change their respective names to Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund, Eaton Vance West Virginia Municipals Fund, and shares of the Funds will be designated as Class B shares. One additional class of shares will also be offered.

EV Marathon Municipals Funds as of September 30, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund and EV Marathon West Virginia Municipals Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1997, the related statements of operations for year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the financial highlights for each of the years in the five year period ended September 30, 1997. For the EV Marathon California Municipals Fund, the financial highlights are for each of the years in the three-year period ended September 30, 1997, the six months ended September 30, 1994, and for each of the years in the three-year period ended March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  November 7, 1997

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------
Cogeneration -- 7.1%
--------------------------------------------------------------------------------
 NR        BBB-     $ 4,985     Central Valley Financing
                                Authority, (Carson Ice),
                                6.20%, 7/1/20               $  5,211,917

 NR        BBB-      10,900     Sacramento Cogeneration
                                Authority, (Procter &
                                Gamble), 6.50%, 7/1/21        11,747,257

 NR        BBB-       6,000     Sacramento Power
                                Authority, Cogeneration
                                Project, 6.00%, 7/1/22         6,235,560
--------------------------------------------------------------------------------
                                                            $ 23,194,734
--------------------------------------------------------------------------------

Electric Utilities -- 1.4%
--------------------------------------------------------------------------------
 A2        A        $ 4,100     California Pollution
                                Control Financing
                                Authority, (San Diego Gas
                                & Electric), 5.90%, 6/1/14  $  4,443,334
--------------------------------------------------------------------------------
                                                            $  4,443,334
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 15.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,000     City and County of San
                                Francisco Sewer, (AMBAC)
                                Variable Rate, 10/1/21/(1)/ $  3,408,750

 Aaa       AAA        8,000     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.125%, 7/1/16/(2)/   10,655,040

 Aaa       AAA        6,000     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.25%, 1/1/21          8,238,540

 Aaa       NR        14,285     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.50%, 11/1/16        19,698,730

 NR        BBB        3,910     Fontana Public Financing
                                Authority, 7.00%, 9/1/21       4,213,142

 Aaa       AAA        6,400     Port Oakland, CA,
                                0.00%, 11/1/05                 3,861,056
--------------------------------------------------------------------------------
                                                            $ 50,075,258
--------------------------------------------------------------------------------

General Obligations -- 1.8%
--------------------------------------------------------------------------------

 Aa3       AA       $ 5,000     East Bay Municipal
                                Utilities District,
                                5.00%, 4/1/15               $  4,819,200

 NR        NR         1,000     Eastern Plumas, CA,
                                Health Care, (District
                                Hospital), 7.50%, 8/1/07       1,004,470
--------------------------------------------------------------------------------
                                                            $  5,823,670
--------------------------------------------------------------------------------

Hospitals -- 2.6%
--------------------------------------------------------------------------------
 NR        BBB+     $ 2,700     City of Stockton, Dameron
                                Hospital Association,
                                8.30%, 12/1/14              $  2,773,899

 NR        BBB-       1,500     City of Woodland,
                                (Woodland Memorial
                                Hospital), 8.20%, 8/1/15       1,567,785

 Ba2       NR         1,000     San Bernadino, CA, San
                                Bernadino Community
                                Hospital, 7.875%, 12/1/08      1,051,530

 Ba2       NR         3,000     San Bernadino, CA, San
                                Bernadino Community
                                Hospital, 7.875%, 12/1/19      3,154,590
--------------------------------------------------------------------------------
                                                            $  8,547,804
--------------------------------------------------------------------------------

Housing -- 6.8%
--------------------------------------------------------------------------------
 Aa        AA-      $ 2,730     California Housing
                                Finance Agency, 7.375%,
                                8/1/11                      $  2,842,039

 Aa        AA-        3,665     California Housing
                                Finance Agency, 7.40%,
                                8/1/26                         3,985,614

 Aa        AA-        3,610     California Housing
                                Finance Agency, 7.50%,
                                8/1/25                         3,938,654

 Aa        AA-        5,630     California Housing
                                Finance Agency, 7.65%,
                                8/1/23                         5,859,591

 Aa        AA-        1,220     California Housing
                                Finance Agency, 8.60%,
                                8/1/19                         1,263,444

 NR        A+         1,585     City of Oakland, Housing
                                Finance Agency, 7.10%,
                                1/1/10                         1,671,208

 NR        NR         2,000     Los Angeles County
                                Housing Authority, CA,
                                Multifamily Housing,
                                Corporate Fund for
                                Housing Projects, 10.50%,
                                12/1/29                        1,810,640

 A1        NR           770     Los Angeles County,
                                Single Family, 7.875%,
                                8/1/16                           820,959
--------------------------------------------------------------------------------
                                                            $ 22,192,149
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.6%
--------------------------------------------------------------------------------
 A3        A        $ 5,000     California Pollution
                                Control Financing
                                Authority, (Browning
                                Ferris Industries, Inc.),
                                Series A, 5.80%, 12/1/16    $  5,100,500

 NR        NR         3,000     California Pollution
                                Control, (Laidlaw
                                Environmental),
                                (AMT), 6.70%, 7/1/07           3,077,940


                       See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
 Baa3      BB+      $ 3,600     California Statewide
                                Community Development
                                Authority,
                                (United Airlines), (AMT),
                                5.70%, 10/1/33              $  3,573,828
--------------------------------------------------------------------------------
                                                            $ 11,752,268
--------------------------------------------------------------------------------

Insured-Education -- 0.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,330     University of California,
                                Multiple Purpose Project,
                                (MBIA),  4.75%, 9/1/21      $  3,020,343
--------------------------------------------------------------------------------
                                                            $  3,020,343
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 6.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 8,000     Northern California Power
                                Agency (MBIA) Variable
                                Rate, 8/1/25/(1)/           $  9,520,000

 Aaa       AAA        2,000     Southern California
                                Public
                                Power Authority, (FGIC)
                                Variable Rate, 7/1/12/(1)/     2,072,500

 Aaa       AAA        7,070     Southern California
                                Public Power
                                Authority, (MBIA),
                                0.00%, 7/1/15                  2,769,248

 Aaa       AAA        6,915     Southern California
                                Public Power
                                Authority, (MBIA),
                                5.00%, 1/1/20                  6,584,463
--------------------------------------------------------------------------------
                                                            $ 20,946,211
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 5.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,300     California Statewide
                                Community Development
                                Authority, (AMBAC),
                                5.68%, 1/1/24               $  3,213,507

 Aaa       AAA        4,350     City of Stockton,
                                Wastewater Treatment
                                Plant, (FGIC),
                                6.80%, 9/1/24                  4,908,540

 Aaa       AAA        7,700     Moulton Niguel Water
                                District (AMBAC),
                                4.80%, 9/1/17                  7,117,110

 Aaa       AAA       13,985     Visalia Unified School
                                District, (MBIA),
                                0.00%, 12/1/17                 3,869,090
--------------------------------------------------------------------------------
                                                            $ 19,108,247
--------------------------------------------------------------------------------

Insured-Solid Waste -- 0.5%
--------------------------------------------------------------------------------
  Aaa      AAA      $ 1,500     Inland Empire Solid Waste
                                Finance Authority, (FSA),
                                6.25%, 8/1/11               $  1,673,565
--------------------------------------------------------------------------------
                                                            $  1,673,565
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 4,850     City of San Jose
                                Redevelopment Agency,
                                (MBIA), 4.75%, 8/1/24       $  4,373,876
--------------------------------------------------------------------------------
                                                            $  4,373,876
--------------------------------------------------------------------------------

Insured-Transportation -- 2.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 4,000     City and County of San
                                Francisco Airport,
                                (MBIA), 6.75%, 5/1/13       $  4,483,360

 Aaa       AAA        3,125     Port Oakland, CA, (MBIA),
                                5.375%, 11/1/25                3,043,156

 Aaa       AAA        7,800     San Joaquin Hills, CA,
                                Transportation Corridor
                                Agency, (MBIA),
                                0.00%, 1/15/24                 1,846,494
--------------------------------------------------------------------------------
                                                            $  9,373,010
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 5,000     East Bay Municipal
                                Utilities District,
                                (MBIA) Variable Rate,
                                6/1/08/(1)/                  $ 5,256,250

 Aaa       AAA        5,000     East Bay, CA, Municipal
                                Utility District, (FGIC),
                                5.00%, 6/1/26                  4,751,550

 Aaa       AAA        2,000     Metropolitan Water
                                District, Southern
                                California Waterworks,
                                (MBIA), 5.00%, 7/1/27          1,901,900

 Aaa       AAA        3,000     San Diego County Water
                                Authority, (FGIC)
                                Variable Rate, 4/22/09/(1)/    3,461,250
--------------------------------------------------------------------------------
                                                            $ 15,370,950
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 18.0%
--------------------------------------------------------------------------------
 A1        A        $ 6,500     California Public Works,
                                (University of California),
                                 5.00%, 6/1/23              $  6,106,360


                       See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                      Value
--------------------------------------------------------------------------------
Lease Revenue / Certificates of Participation (continued)
--------------------------------------------------------------------------------
 A1        A        $ 5,000     California Public Works,
                                (University of California),
                                5.25%, 6/1/20                 $  4,940,850

 A1        A          8,000     California Public Works,
                                (University of California),
                                5.50%, 6/1/14                    8,314,640

 Aaa       AAA        6,850     California Statewide
                                Public Works, (J. Paul Getty
                                Trust), 5.00%, 10/1/23           6,524,625

 A1        A+         4,000     City of Sacramento
                                Financing Authority,
                                5.40%, 11/1/20                   4,052,720

 NR        NR         7,000     County of Los Angeles,
                                (Marina Del Ray), 6.50%,
                                7/1/08                           7,529,200

 Baa1      BBB        5,115     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 3/1/16                    1,743,294

 Baa1      BBB        1,925     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 3/1/17                      613,036

 Baa1      BBB        5,000     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 9/1/17                    1,546,050

 Baa1      BBB        5,370     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 3/1/18                    1,612,289

 Baa1      BBB        3,100     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 3/1/20                      818,307

 Baa1      BBB        6,925     County of Los Angeles,
                                Disney Parking Project,
                                0.00%, 9/1/20                    1,774,531

 Baa1      BBB        1,000     County of Los Angeles,
                                Disney Parking Project,
                                6.50%, 3/1/23                    1,043,500

 Baa3      BBB-       2,750     Inglewood, CA, 7.00%,
                                8/1/19                           2,962,053

 A1        A+         8,000     Pasadena Parking Facility
                                Project, 6.25%, 1/1/18           8,925,440
--------------------------------------------------------------------------------
                                                              $ 58,506,895
--------------------------------------------------------------------------------

Nursing Homes -- 1.0%
--------------------------------------------------------------------------------
 NR        NR       $ 3,105     Banning, CA, 9.50%,
                                12/1/11                       $  3,185,326
--------------------------------------------------------------------------------
                                                              $  3,185,326
--------------------------------------------------------------------------------

Special Tax Revenue -- 9.8%
--------------------------------------------------------------------------------
 NR        NR       $ 2,880     City of Commerce, Joint
                                Power Financing Authority,
                                8.00%, 3/1/22                 $  3,109,968

 NR        NR         1,960     City of Fairfield, North
                                Cordelia District,
                                7.375%, 9/2/18                   2,028,502

 NR        NR           830     City of Fairfield, North
                                Cordelia District, 8.00%,
                                9/2/11                             861,424

 NR        BBB          600     City of Rancho Mirage,
                                Joint Power Financing
                                Authority, 7.50%, 4/1/17           655,314

 NR        NR         1,400     City of Simi Valley
                                Community Development,
                                Sycamore Plaza II, 8.20%,
                                9/1/12                           1,411,886

 NR        BBB        5,000     Contra Costa County,
                                Public Financing Authority,
                                7.10%, 8/1/22                    5,461,150

 NR        BBB+       8,220     Fontana Redevelopment
                                Agency, Jurupa Hills,
                                7.00%, 10/1/14                   8,961,197

 NR        NR         3,000     Riverside County
                                Community Facilities
                                District, 7.55%, 9/1/17          3,179,730

 NR        BBB        2,500     Riverside County
                                Redevelopment Agency,
                                7.50%, 10/1/26                   2,859,850

 Baa       BBB+       3,000     Westminster Redevelopment
                                Agency, Community
                                Redevelopment Project,
                                7.30%, 8/1/21                    3,271,020
--------------------------------------------------------------------------------
                                                              $ 31,800,041
--------------------------------------------------------------------------------

Transportation -- 8.6%
--------------------------------------------------------------------------------
 NR        BBB      $ 3,050     Guam Airport Authority,
                                (AMT), 6.70%, 10/1/23         $  3,306,749

 Aa3       AA-        2,000     Long Beach, CA (AMT),
                                7.25%, 5/15/19                   2,078,880

 Baa3      NR        35,975     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0.00%, 1/1/27             7,494,312

 Baa3      NR         4,940     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 7.00%, 1/1/30             5,531,516

 Baa3      NR        12,000     San Joaquin Hills, CA,
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0.00%, 1/1/14             5,181,120

 Baa3      NR         5,765     San Joaquin Hills, CA,
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0.00%, 1/1/26             1,267,147

 Baa2      NR         1,500     Stockton Port District,
                                7.95%, 1/1/05                    1,545,255

 Baa2      NR         1,500     Stockton Port District,
                                8.10%, 1/1/14                    1,545,810
--------------------------------------------------------------------------------
                                                              $ 27,950,789
--------------------------------------------------------------------------------

                       See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
          Standard    (000
Moody's   & Poor's    omitted)    Security                    Value
--------------------------------------------------------------------------------
Water and Sewer -- 1.3%
--------------------------------------------------------------------------------
 Aa        AA         $ 4,425     Orange County Water
                                  District, 5.00%, 8/15/18    $  4,194,104
--------------------------------------------------------------------------------
                                                              $  4,194,104
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $288,296,835)                            $325,532,574
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 23.7% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 14.3% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.



                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                          Value
--------------------------------------------------------------------------------
Cogeneration -- 1.4%
--------------------------------------------------------------------------------
 NR        NR       $ 3,100     Palm Beach County, FL,
                                Okeelanta Power L.P.
                                (AMT), 6.85%, 2/15/21             $   1,550,000

 NR        NR        11,000     Palm Beach County, FL,
                                Osceola Power (AMT),
                                6.95%, 1/1/22                         5,390,000
--------------------------------------------------------------------------------
                                                                  $   6,940,000
--------------------------------------------------------------------------------

Education -- 1.2%
--------------------------------------------------------------------------------
 NR        AAA      $ 5,500     Volusia County
                                Educational Facilities,
                                (Embry-Riddle
                                Aeronautical University)
                                (CLEE), 6.625%, 10/15/22           $  6,047,855
--------------------------------------------------------------------------------
                                                                   $  6,047,855
--------------------------------------------------------------------------------

Electric Utilities -- 7.4%
--------------------------------------------------------------------------------
 Aa1       AA       $14,000     Jacksonville Electric
                                Authority, Bulk Power
                                Supply System Scherer 4,
                                5.25%, 10/1/21                     $ 13,645,799

 Aa1       AA         2,850     Orlando Utilities
                                Commission Water and
                                Electric, 5.125%, 10/1/19             2,753,357

 Aa        AA-       10,000     Orlando Utilities
                                Commission Water and
                                Electric, 5.60%, 10/6/17             10,064,000

 Baa1      BBB+       5,000     Puerto Rico Electric
                                Power Authority, 6.25%,
                                7/1/17                                5,322,500

 Baa1      BBB+         185     Puerto Rico Electric
                                Power Authority, 7.125%,
                                7/1/14                                  197,560

 Aa3       AA-        2,515     St. Lucie County Solid
                                Waste Disposal, (Florida
                                Power & Light Co.) (AMT),
                                6.70%, 5/1/27                         2,716,955

 NR        NR         1,925     Virgin Islands Water and
                                Sewer Authority, 7.40%,
                                7/1/11                                2,081,406
--------------------------------------------------------------------------------
                                                                   $ 36,781,577
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 9,225     Dade County, (Baptist
                                Hospital of Miami),
                                5.75%, 5/1/21                      $  9,595,661

 NR        NR         1,675     Florida Mid-Bay Bridge
                                Authority, 6.875%, 10/1/22            1,983,083

 Aaa       AAA        5,000     Florida Municipal Power
                                Agency Stanton II (AMBAC)
                                Variable
                                Rate, 10/1/20/(1)/                    6,112,500

 A3        A          7,255     Hillsborough Capital
                                Improvement - Museum of
                                Science, 6.45%, 1/1/22                7,754,217

 NR        AAA       15,135     Illinois Development
                                Finance Authority,
                                (Regency Park at
                                Lincolnwood), 0.00%,
                                7/15/25                               3,131,583

 Aaa       AAA        2,000     Orlando and Orange
                                County, Expressway
                                Authority (FGIC), 8.25%,
                                7/1/14                                2,726,360

 Aaa       NR        20,755     Savannah, GA, Economic
                                Development Authority,
                                0.00%, 12/1/21                        5,411,244

 Aaa       AAA        5,600     St. Lucie Utility System,
                                6.00%, 10/1/20                        6,027,224
--------------------------------------------------------------------------------
                                                                   $ 42,741,872
--------------------------------------------------------------------------------

General Obligations -- 13.0%
--------------------------------------------------------------------------------
 Aa2       AA+      $32,000     Florida Board of
                                Education,
                                4.75%, 6/1/22                      $ 29,180,479

 Aa2       AA+       15,235     Florida Board of
                                Education,
                                5.00%, 6/1/20                        14,519,106

 Aa2       AA+        8,000     Florida Board of General
                                Services, 6.60%, 7/1/17               8,868,000

 NR        BBB        5,700     Government of Guam,
                                5.40%, 11/15/18                       5,594,037

 Baa1      A          3,000     Puerto Rico Commonwealth,
                                6.50%, 7/1/23                         3,312,600

 Baa1      A          2,500     Puerto Rico Public
                                Building Authority,
                                6.00%, 7/1/12                         2,538,300
--------------------------------------------------------------------------------
                                                                   $ 64,012,522
--------------------------------------------------------------------------------

Hospitals -- 1.8%
--------------------------------------------------------------------------------
 NR        BBB+     $ 3,600     Escambia County, Health
                                Facilities Authority
                                (Baptist Hospital, Inc.
                                and The Baptist Manor,
                                Inc.), 6.75%, 10/1/14              $  3,870,036

 NR        AA+        4,750     Jacksonville Health
                                Facilities Finance
                                Authority, St. Luke's
                                Hospital Association,
                                6.75%, 11/15/13                       5,189,375
--------------------------------------------------------------------------------
                                                                   $  9,059,411
--------------------------------------------------------------------------------

                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------    Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)     Security                      Value
------------------------------------------------------------------------------
Housing -- 11.7%
------------------------------------------------------------------------------
 Aaa       NR          $ 2,000      Broward County, FL,
                                    Housing Finance
                                    Authority, SFMR,
                                    (AMT), (GNMA/FNMA),
                                    6.10%, 10/1/19                $  2,087,420

 NR        AAA             610      Broward County, Housing
                                    Finance Authority, Single
                                    Family, (GNMA) (AMT),
                                    7.35%, 3/1/23                      646,795

 Aaa       NR            2,005      Clay County, FL, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.55%, 3/1/28             2,118,804

 NR        AAA           1,300      Clay County, Health
                                    Facilities Authority,
                                    Multifamily (GNMA),
                                    7.40%, 12/1/25                   1,374,776

 Aaa       NR            1,015      Dade County, Health
                                    Facilities Authority,
                                    Single Family (AMT),
                                    7.75%, 9/1/22                    1,071,942

 Aaa       NR              290      Dade County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    7.10%, 9/1/13                      305,924

 NR        AAA           5,850      Dade County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.70%, 10/1/28            6,204,218

 Aaa       NR            1,160      Dade County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 7.25%, 9/1/19             1,224,948

 Aaa       NR            2,500      Escambia County, FL,
                                    Housing Finance
                                    Authority, SF, (AMT),
                                    5.80%, 10/1/19                   2,524,300

 Aaa       AAA           4,535      Escambia County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.85%, 10/1/17            4,801,023

 Aaa       AAA           1,640      Escambia County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.90%, 10/1/21            1,755,538

 Aaa       AAA           1,920      Escambia County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.95%, 10/1/27            2,056,397

 Aaa       NR            2,540      Escambia County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 7.40%, 10/1/23            2,685,542

 NR        AAA           1,125      Florida Health Facilities
                                    Authority, 6.35%, 6/1/14         1,180,485

 Aa3       AA            2,500      Florida Health Facilities
                                    Authority (AMT),
                                    6.35%, 7/1/28                    2,631,225

 Aaa       NR              800      Hillsborough County,
                                    Health Facilities
                                    Authority, Single
                                    Family (GNMA), (AMT),
                                    7.875%, 5/1/23                     849,224

 NR        NR            3,405      North Miami, FL, Health
                                    Care Facilities (The
                                    Imperial Club),
                                    9.25%, 1/1/13                    3,867,331

 NR        AAA           6,205      Orange County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.60%, 4/1/28             6,559,119

 NR        AAA           7,295      Orange County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 6.85%, 10/1/27            7,595,408

 NR        AAA           1,695      Orange County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    (AMT), 7.375%, 9/1/24            1,801,005

 Aaa       NR              845      Palm Beach County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    7.60%, 3/1/23                      898,700

 Aaa       NR            1,455      Polk County, Health
                                    Facilities Authority,
                                    Single Family (GNMA),
                                    7.15%, 9/1/23                    1,535,723

 Baa       BBB           1,400      Puerto Rico Commonwealth
                                    Urban Renewal and Housing
                                    Corp., 7.875%, 10/1/04           1,507,996

 Aaa       AAA             635      Puerto Rico Housing
                                    Financial Corp. Single
                                    Family (GNMA), 7.65%,
                                    10/15/22                           672,509
------------------------------------------------------------------------------
                                                                  $ 57,956,352
------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.1%
------------------------------------------------------------------------------
 NR        NR           $ 5,000     Osceola County, IDA,
                                    Community Pooled Loan-93,
                                    7.75%, 7/1/17                 $  5,289,800

 Baa3      BBB-           4,500     Puerto Rico Port
                                    Authority (American
                                    Airlines) (AMT),
                                    6.25%, 6/1/26                    4,816,170
------------------------------------------------------------------------------
                                                                  $ 10,105,970
------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.7%
------------------------------------------------------------------------------
 Aaa       AAA          $ 2,200     Commonwealth of Puerto
                                    Rico Electric Power
                                    Authority STRIPES
                                    (FSA), Variable
                                    Rate, 7/1/03/(1)/             $  2,491,500

 Aaa       AAA            3,925     Commonwealth of Puerto
                                    Rico, Electric Power
                                    Authority, (MBIA),
                                    0.00%, 7/1/17                    1,441,496

 Aaa       AAA            1,540     Manatee County, Public
                                    Utility (FGIC),
                                    0.00%, 10/1/12                     712,912

                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                           Value
--------------------------------------------------------------------------------
Insured-Electric Utilities (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $ 6,500     Port Saint Lucie, FL,
                                (MBIA), 5.00%, 9/1/17              $  6,284,850

 Aaa       AAA        2,200     Puerto Rico Electric
                                Power Authority, (FSA)
                                Variable Rate,
                                7/1/02/(1)/                           2,436,500
--------------------------------------------------------------------------------
                                                                   $ 13,367,258
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
--------------------------------------------------------------------------------
 Aaa       NR       $ 7,000     Massachusetts State
                                Turnpike Authority,
                                (FGIC), 5.125%, 1/1/23             $  6,981,730
--------------------------------------------------------------------------------
                                                                   $  6,981,730
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 8,000     Charlotte County, Health
                                Care, Bon-Secours Health
                                System (FSA) Variable
                                Rate, 8/26/27/(1)/                 $  8,780,000

 Aaa       AAA       23,355     Jacksonville Health
                                Authority, Daughters of
                                Charity (MBIA), 5.00%,
                                11/15/15                             22,702,694

 Aaa       AAA        2,000     Lee County, (Memorial
                                Hospital) (MBIA) Variable
                                Rate, 4/1/20/(1)/                     2,387,500

 Aaa       AAA        3,000     Orange County, Health
                                Facilities Authority
                                (MBIA) Variable
                                Rate, 10/29/21/(1)/                   3,607,500
--------------------------------------------------------------------------------
                                                                   $ 37,477,694
--------------------------------------------------------------------------------

Insured-Housing -- 3.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $   970     Brevard County, Housing
                                Finance Authority, Single
                                Family (FSA), 7.00%,
                                3/1/13                             $  1,029,587

 Aaa       AAA        1,720     Duval County, Health
                                Facilities Authority,
                                Single Family (FGIC),
                                7.35%, 7/1/24                         1,836,908

 Aaa       AAA        6,530     Florida Health Facilities
                                Authority, (Maitland Club
                                Apartments), (AMBAC),
                                (AMT), 6.875%, 8/1/26                 7,054,228

 Aaa       AAA        3,000     Florida Health Facilities
                                Authority, Brittany of
                                Rosemont (AMBAC) (AMT),
                                6.875%, 8/1/26                        3,240,840

 Aaa       AAA        3,000     Florida HFA, (MBIA),
                                (AMT), 5.90%, 7/1/29                  3,058,290

 Aaa       AAA        2,675     Lee County, SCA
                                Multifamily (FSA) (AMT),
                                7.05%, 1/1/30                         2,894,698
--------------------------------------------------------------------------------
                                                                   $ 19,114,551
--------------------------------------------------------------------------------

Insured-Life Care -- 0.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $   500     Alachua County Health
                                Facility, Mental Health
                                Services (CGIC), 7.75%,
                                7/1/10                             $    552,905
--------------------------------------------------------------------------------
                                                                   $    552,905
--------------------------------------------------------------------------------

Insured-Miscellaneous -- 0.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,000     Escambia County (MBIA),
                                7.20%, 1/1/15                      $  2,110,780

 Aaa       AAA          799     Osceola County,
                                Industrial Development
                                Authority, Community
                                Provider Pooled Loan
                                Program (CGIC), 7.75%,
                                7/1/10                                  859,133
--------------------------------------------------------------------------------
                                                                   $  2,969,913
--------------------------------------------------------------------------------

Insured-Solid Waste -- 0.3%
--------------------------------------------------------------------------------
 AAA       AAA      $ 1,500     St. John's County Solid
                                Waste Disposal (FGIC),
                                7.25%, 11/1/10                     $  1,645,650
--------------------------------------------------------------------------------
                                                                   $  1,645,650
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 8.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,000     City of Jacksonville
                                (FGIC) (AMT), 0.00%,
                                10/1/10                            $    514,290

 Aaa       AAA        1,000     City of Jacksonville
                                (FGIC) (AMT), 0.00%,
                                10/1/11                                 484,000

 Aaa       AAA        2,000     City of Jacksonville
                                (FGIC) (AMT), 0.00%,
                                10/1/12                                 912,420

 Aaa       AAA        1,185     City of Opa-Locka (FGIC),
                                7.00%, 1/1/14                         1,346,030

 Aaa       AAA        1,160     Dade County, FL,
                                Professional Sports
                                Franchise, (MBIA),
                                0.00%, 10/1/19                          356,097

 Aaa       AAA        3,835     Dade, Professional Sports
                                Franchise (MBIA), 0.00%,
                                10/1/23                                 937,888

 Aaa       AAA        4,250     Lakeland, FL, Capital
                                Improvement Revenue,
                                (MBIA), 5.00%, 10/1/17                4,134,783

                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------
Insured-Special Tax Revenue (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,840     St. Petersburg, FL,
                                Excise Tax Revenue,
                                (FGIC), 5.00%, 10/1/16      $  1,807,892

 Aaa       AAA        3,160     St. Petersburg, FL,
                                Excise Tax Revenue,
                                (FGIC), 5.00%, 10/1/16         3,047,314

 Aaa       AAA        2,000     Sunrise Public Facilities
                                (MBIA), 0.00%, 10/1/10         1,041,700

 Aaa       AAA        1,760     Sunrise Public Facilities
                                (MBIA), 0.00%, 10/1/12           814,757

 Aaa       AAA        2,840     Sunrise Public Facilities
                                (MBIA), 0.00%, 10/1/14         1,166,956

 Aaa       AAA        4,140     Sunrise Public Facilities
                                (MBIA), 0.00%, 10/1/16         1,512,425

 Aaa       AAA        2,525     Sunrise Public Facilities
                                (MBIA), 0.00%, 10/1/17           874,812

 Aaa       AAA        4,000     Sunrise, FL, Public
                                Facilities Revenue,
                                (MBIA), 0.00%, 10/1/15         1,554,360

 Aaa       AAA        2,770     Tampa, FL, Sports
                                Authority Revenue,
                                (MBIA), 5.25%, 1/1/17          2,766,427

 Aaa       AAA       11,500     Tampa, FL, Sports
                                Authority Revenue,
                                (MBIA), 5.25%, 1/1/17         11,485,164

 Aaa       AAA        2,000     Tampa, FL, Utility Tax
                                Revenue, (AMBAC),
                                0.00%, 10/1/18                   650,480

 Aaa       AAA        6,800     Tampa, FL, Utility Tax
                                Revenue, (AMBAC),
                                0.00%, 4/1/19                  2,144,244

 Aaa       AAA        5,000     Tampa, FL, Utility Tax
                                Revenue, (AMBAC),
                                0.00%, 10/1/19                 1,534,900

 Aaa       AAA        4,000     Tampa, FL, Utility Tax
                                Revenue, (AMBAC),
                                0.00%, 10/1/20                 1,155,960
--------------------------------------------------------------------------------
                                                            $ 40,242,899
--------------------------------------------------------------------------------

Insured-Transportation -- 9.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,475     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.00%, 10/1/24              $  3,607,293

 Aaa       AAA        4,000     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.55%, 10/1/13                 4,355,280

 Aaa       AAA        4,150     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.60%, 10/1/22                 4,518,064

 Aaa       AAA        1,710     Dade County Seaport,
                                (MBIA), 5.125%, 10/1/26        1,658,529

 Aaa       AAA        8,455     Florida State Turnpike
                                Authority (FGIC),
                                6.35%, 7/1/22                  9,110,093

 Aaa       AAA        8,650     Greater Orlando, FL,
                                Aviation Authority,
                                (FGIC) (AMT),
                                6.375%, 10/1/21                9,313,801

 Aaa       AAA        9,100     Massachusetts State
                                Turnpike Authority
                                (MBIA),
                                5.00%, 1/1/20                  8,907,899

 Aaa       AAA        2,910     State of Florida,
                                Department of
                                Transportation, (Right of
                                Way), (FGIC),
                                5.00%, 7/1/21                  2,792,582
--------------------------------------------------------------------------------
                                                            $ 44,263,541
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,500     Broward County, (AMBAC),
                                5.125%, 10/1/15             $  2,469,050

 Aaa       AAA        2,000     City of Fort Myers
                                Utility (FGIC),
                                5.00%, 10/1/16                 1,928,680

 Aaa       AAA       12,005     Dade County, FL,
                                Water and
                                Sewer System, (FGIC),
                                5.50%, 10/1/25                12,069,226

 Aaa       AAA        4,155     Sanford, FL, Water and
                                Sewer Revenue, (AMBAC),
                                4.50%, 10/1/21                 3,635,002
--------------------------------------------------------------------------------
                                                            $ 20,101,958
--------------------------------------------------------------------------------

Life Care -- 1.5%
--------------------------------------------------------------------------------
 NR        NR       $ 6,895     Atlantic Beach, Fixed
                                Rate Improvement, (Fleet
                                Landing Project), 8.00%,
                                10/1/24                     $  7,489,142
--------------------------------------------------------------------------------
                                                            $  7,489,142
--------------------------------------------------------------------------------

Nursing Homes -- 5.3%
--------------------------------------------------------------------------------
 NR        NR       $   300     Broward County,
                                Industrial Development
                                Authority (Beverly
                                Enterprises - Florida,
                                Inc.), 9.80%, 11/1/10       $    338,181

 NR        NR           430     Charlotte County,
                                Industrial Development
                                Authority (Beverly
                                Enterprises), 10.00%,
                                6/1/11                           491,499

 NR        NR         6,520     Citrus County, Industrial
                                Development Authority
                                (Beverly Enterprises),
                                7.25%, 4/1/03                  6,662,723


                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
          Standard    (000
Moody's   & Poor's    omitted)    Security                     Value
-----------------------------------------------------------------------------
Nursing Homes (continued)
-----------------------------------------------------------------------------
 NR        AAA        $ 4,285     Dade County, Industrial
                                  Development Authority -
                                  Club Care Center (GNMA),
                                  6.60%, 1/20/18               $  4,591,206

 NR        AAA          5,075     Dade County, Industrial
                                  Development Authority -
                                  Gramercy Park Nursing
                                  Care (FHA), 6.60%, 8/1/23       5,492,571

 NR        NR           1,955     Highlands County,
                                  Industrial Development
                                  Authority,(Beverly
                                  Enterprises - Florida,
                                  Inc.), 9.25%, 7/1/07            2,194,233

 Baa1      NR           3,750     Jacksonville Health -
                                  (Cypress Village), 7.00%,
                                  12/1/22                         4,043,213

 NR        NR             360     Okaloosa County, FL,
                                  (Beverly Enterprises),
                                  10.75%, 10/1/03                   371,974

 NR        NR             655     Orange County, Industrial
                                  Development Authority,
                                  (Beverly Enterprises),
                                  9.25%, 8/1/10                     736,364

 NR        NR           1,000     Winter Garden, (Beverly
                                  Enterprises), 8.75%,
                                  7/1/12                          1,129,110
-----------------------------------------------------------------------------
                                                               $ 26,051,074
-----------------------------------------------------------------------------

Solid Waste -- 0.8%
-----------------------------------------------------------------------------
 A         A-         $ 3,605     Broward County, (Waste
                                  Energy Co., L.P. North),
                                  7.95%, 12/1/08               $  3,929,594
-----------------------------------------------------------------------------
                                                               $  3,929,594
-----------------------------------------------------------------------------

Special Tax Revenue -- 2.5%
-----------------------------------------------------------------------------
 A1        AA-        $ 3,000     City of Orlando, 6.00%,
                                  10/1/22                      $  3,111,450

 Baa1      A            9,250     Commonwealth of Puerto
                                  Rico Highway and
                                  Transportation Authority,
                                  5.00%, 7/1/36                   8,636,818

 Baa1      A              700     Commonwealth of Puerto
                                  Rico Highway and
                                  Transportation Authority,
                                  5.50%, 7/1/36                     704,011
-----------------------------------------------------------------------------
                                                               $ 12,452,279
-----------------------------------------------------------------------------

Transportation -- 4.3%
-----------------------------------------------------------------------------
 NR        NR         $10,140     Mid-Bay Bridge Authority,
                                  6.125%, 10/1/22              $ 10,426,962

 Aa2       AA+         10,800     State of Florida,
                                  Jacksonville
                                  Transportation, 5.25%,
                                  7/1/22                         10,622,772
-----------------------------------------------------------------------------
                                                               $ 21,049,734
-----------------------------------------------------------------------------

Water and Sewer -- 0.5%
-----------------------------------------------------------------------------
 Baa1      BBB+       $ 2,500     Hillsborough County
                                  Utility, 6.625%, 8/1/11      $  2,687,725
-----------------------------------------------------------------------------
                                                               $  2,687,725
-----------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $462,068,417)                             $494,023,206
-----------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 37.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.3% to 12.7% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------
Assisted Living -- 0.7%
--------------------------------------------------------------------------
 NR       AAA       $ 1,500     Massachusetts IFA
                                (Briscoe House) (FHA),
                                7.125%, 2/1/36              $  1,709,655
--------------------------------------------------------------------------
                                                            $  1,709,655
--------------------------------------------------------------------------

Education -- 3.6%
--------------------------------------------------------------------------
 Aa1      AA+       $ 1,625     Massachusetts Health and
                                Educational Facilities
                                Authority (HEFA) (Amherst
                                College), 6.80%, 11/1/21    $  1,770,974

 NR       AAA         3,400     Massachusetts HEFA
                                (Merrimack College),
                                7.125%, 7/1/12                 3,853,934

 A1       A+            250     Massachusetts HEFA (Tufts
                                University), 7.75%, 8/1/13       262,558

 Baa3     BBB-        1,250     Massachusetts IFA, (Dana
                                Hall), 5.90%, 7/1/27           1,274,513

 A1       NR          2,000     New England Educational
                                Loan Marketing Corp.,
                                (AMT), 6.90%, 11/1/09          2,216,680
--------------------------------------------------------------------------
                                                            $  9,378,659
--------------------------------------------------------------------------

Electric Utilities -- 6.2%
--------------------------------------------------------------------------
 NR       BBB       $ 1,545     Guam Power Authority,
                                5.25%, 10/1/23              $  1,475,475

 Baa2     BBB+        5,060     Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.625%, 7/1/18                 5,412,429

 Baa2     BBB+        3,500     Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.75%, 7/1/11                  3,769,570

 Baa1     BBB+        3,000     Puerto Rico Electric
                                Power Authority, 0.00%,
                                7/1/17                         1,061,370

 Baa1     BBB+       13,055     Puerto Rico Electric
                                Power Authority, 0.00%,
                                7/1/17                         4,618,728
--------------------------------------------------------------------------
                                                            $ 16,337,572
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.0%
--------------------------------------------------------------------------
 NR       AAA       $11,825     Massachusetts General
                                Obligations Federal
                                Assisted Housing, Section
                                8, 0.00%, 2/1/23            $  2,432,284

 NR       NR          2,400     Massachusetts HEFA
                                (Fairview Care
                                Facilities), 10.25%,
                                1/1/21                         2,894,424
--------------------------------------------------------------------------
                                                            $  5,326,708
--------------------------------------------------------------------------

General Obligations -- 4.5%
--------------------------------------------------------------------------
 A1       A+        $ 3,400     Commonwealth of
                                Massachusetts, 5.00%,
                                1/1/12                      $  3,352,060

 NR       BBB           200     Government of Guam,
                                5.375%, 11/15/13                 197,126

 NR       BBB         2,145     Government of Guam,
                                5.40%, 11/15/18                2,105,124

 A1       A+          3,015     Massachusetts Bay Transit
                                Authority, (MBTA),
                                5.50%, 3/1/21                  3,020,427

 A1       A+          1,000     Massachusetts Bay Transit
                                Authority, (MBTA),
                                5.90%, 3/1/12                  1,052,060

 Aaa      NR          1,700     Town of Nantucket,
                                6.80%, 12/1/11                 1,896,945

 A1       A+            250     University of
                                Massachusetts Building
                                Authority, 7.20%, 5/1/04         285,083
--------------------------------------------------------------------------
                                                            $ 11,908,825
--------------------------------------------------------------------------

Hospitals -- 16.4%
--------------------------------------------------------------------------
 A1       A         $ 3,000     Massachusetts HEFA
                                (Charlton Memorial
                                Hospital), 7.25%, 7/1/13    $  3,285,480

 Aa2      AA+         2,000     Massachusetts HEFA
                                (Daughters of Charity
                                Health System),
                                6.10%, 7/1/14                  2,119,320

 NR       A-          1,020     Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/15                1,107,842

 NR       A-          2,870     Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/22                3,110,563

 Baa3     BB+         5,500     Massachusetts HEFA
                                (Milford-Whitinsville
                                Hospital), 7.75%, 7/15/17      6,014,635

 Baa1     BBB+        2,000     Massachusetts HEFA (New
                                England Baptist
                                Hospital), 7.35%, 7/1/17       2,162,340

 NR       BBB-        2,600     Massachusetts HEFA (North
                                Adams Regional Hospital),
                                6.625%, 7/1/18                 2,733,406

 Baa2     BBB         5,255     Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.50%,
                                11/15/08                       5,538,770

 Baa2     BBB         2,085     Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.625%,
                                11/15/22                       2,203,470

 A1       AA-           530     Massachusetts HEFA
                                (Spaulding Rehabilitation
                                Hospital),  7.625%, 7/1/21       552,965

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------
Hospitals (continued)
--------------------------------------------------------------------------
 NR       AA        $ 1,475     Massachusetts HEFA,
                                (FHA), (Deutsches
                                Altenheim), 7.70%, 11/1/31  $  1,594,696

 NR       NR          8,000     Massachusetts IFA,
                                0.00%, 8/1/08                  4,574,640

 NR       NR          9,000     Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0.00%, 8/1/09          4,831,650

 NR       NR          6,000     Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0.00%, 8/1/10          3,018,240
--------------------------------------------------------------------------
                                                            $ 42,848,017
--------------------------------------------------------------------------

Housing -- 10.4%
--------------------------------------------------------------------------
 NR       AAA       $ 2,750     Framingham Housing
                                Authority, (GNMA), 6.65%,
                                2/20/32                     $  2,880,323

 A1       A+          5,000     Massachusetts HFA,
                                6.375%, 4/1/21                 5,244,100

 Aa       A+          7,160     Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 7,562,177

 Aa       A+          6,365     Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 6,722,522

 Aa       A+          2,195     Massachusetts HFA, (AMT),
                                8.10%, 6/1/20                  2,258,304

 Aa       A+          1,500     Massachusetts HFA, (AMT),
                                8.10%, 12/1/21                 1,548,750

 Aaa      AAA         1,000     Massachusetts HFA,
                                (FNMA), 6.875%, 11/15/11       1,084,630
--------------------------------------------------------------------------
                                                            $ 27,300,806
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.6%
--------------------------------------------------------------------------
 NR       NR        $ 2,075     Massachusetts IFA
                                (Hingham Water Co.),
                                (AMT), 6.60%, 12/1/15       $  2,227,865

 NR       NR          3,000     Massachusetts IFA
                                (Hingham Water Co.),
                                (AMT), 6.90%, 12/1/29          3,261,060

 Baa3     BBB-        3,750     Puerto Rico Port
                                Authority (American
                                Airlines), (AMT), 6.25%,
                                6/1/26                         4,013,475
--------------------------------------------------------------------------
                                                            $  9,502,400
--------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
--------------------------------------------------------------------------
 Aaa      AAA       $ 1,000     Massachusetts HEFA,
                                (Berklee College of
                                Music), (MBIA),
                                5.10%, 10/1/27              $    958,540
--------------------------------------------------------------------------
                                                            $    958,540
--------------------------------------------------------------------------

Insured-Education -- 1.2%
--------------------------------------------------------------------------
 Aaa      AAA       $ 1,950     Massachusetts Educational
                                Finance Authority,
                                (AMBAC), (AMT), 7.30%,
                                1/1/12                      $  2,109,647

 Aaa      AAA           290     Massachusetts Educational
                                Finance Authority,
                                (MBIA), (AMT),
                                7.25%, 1/1/09                    312,095

 Aaa      AAA           400     Massachusetts HEFA
                                (Boston University)
                                "RIBS", (MBIA), Variable
                                Rate, 10/1/31/(1)/               468,500

 Aaa      AAA           250     Massachusetts HEFA
                                (Northeastern
                                University), (AMBAC),
                                7.50%, 10/1/08                   263,398
--------------------------------------------------------------------------
                                                            $  3,153,640
--------------------------------------------------------------------------

Insured-Electric Utilities -- 0.7%
--------------------------------------------------------------------------
 Aaa      AAA       $ 2,000     Massachusetts Municipal
                                Wholesale Electric Co.,
                                (MBIA), 4.75%, 7/1/10       $  1,940,280
--------------------------------------------------------------------------
                                                            $  1,940,280
--------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
--------------------------------------------------------------------------
 Aaa      AAA       $ 1,795     City of Boston, (FSA),
                                4.875%, 9/1/09              $  1,796,687

 NR       AAA         1,000     Commonwealth of Puerto
                                Rico "RIBS" (AMBAC),
                                Variable Rate 7/1/15/(1)/      1,090,000

 Aaa      AAA           600     Town of Tyngsborough,
                                (AMBAC), 6.90%, 5/15/08          669,714
--------------------------------------------------------------------------
                                                            $  3,556,401
--------------------------------------------------------------------------

Insured-Hospitals -- 8.5%
--------------------------------------------------------------------------
 Aaa      AAA       $   300     Massachusetts HEFA
                                (Berkshire Health
                                Systems), (MBIA),
                                7.60%, 10/1/14              $    316,827

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------
 Aaa      AAA       $ 3,750     Massachusetts HEFA (Beth
                                Israel Hospital),
                                (AMBAC), (AMT), Variable
                                Rate 7/1/25/(1)/            $  4,082,813

 Aaa      AAA         1,040     Massachusetts HEFA
                                (Beverly Hospital),
                                (MBIA), 7.30%, 7/1/13          1,111,708

 Aaa      AAA         1,500     Massachusetts HEFA
                                (Capital Assist Program),
                                (MBIA), 7.20%, 7/1/09          1,602,240

 Aaa      AAA         1,885     Massachusetts HEFA
                                (Fallon Healthcare
                                System), (FSA),
                                6.75%, 6/1/20 /(2)/            2,078,778

 Aaa      AAA         2,000     Massachusetts HEFA (St.
                                Elizabeth Hospital Issue)
                                "LEVRRS", (FSA), Variable
                                Rate 8/12/21/(1)/              2,340,000

 Aaa      AAA         2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", (MBIA),
                                Variable Rate 8/15/13/(1)/     2,756,000

 Aaa      AAA         2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", Variable
                                Rate, (MBIA), 8/15/23/(1)/     2,700,750

 Aaa      AAA         3,000     Massachusetts HEFA (The
                                Medical Center of Central
                                Massachusetts) (AMBAC),
                                "CARS", Variable
                                Rate 6/23/22/(1)/              3,618,750

 Aaa      AAA           700     Massachusetts HEFA
                                (University Hospital),
                                (MBIA), 7.25%, 7/1/19            763,546

 Aaa      AAA         1,000     Massachusetts HEFA,
                                (Lowell General
                                Hospital), Series B,
                                (FSA), 5.25%, 6/1/16             983,570
--------------------------------------------------------------------------
                                                            $ 22,354,982
--------------------------------------------------------------------------

Insured-Housing -- 0.6%
--------------------------------------------------------------------------
 Aaa      AAA       $ 1,500     Massachusetts HFA,
                                (AMBAC), 6.45%, 1/1/36      $  1,586,565
--------------------------------------------------------------------------
                                                            $  1,586,565
--------------------------------------------------------------------------

Insured-Life Care -- 0.9%
--------------------------------------------------------------------------
 Aaa      AAA       $ 2,465     Massachusetts HEFA,
                                (Partners Healthcare),
                                (MBIA), 5.375%, 7/1/17      $  2,448,485
--------------------------------------------------------------------------
                                                            $  2,448,485
--------------------------------------------------------------------------

Insured-Transportation -- 5.5%
--------------------------------------------------------------------------
 Aaa      AAA       $ 5,860     Massachusetts Port
                                Authority, (AMT), (FGIC),
                                7.50%, 7/1/20               $  6,397,538

 Aaa      NR         26,970     Massachusetts Turnpike
                                Authority, (MBIA),
                                0.00%, 1/1/28                  5,162,867

 Aaa      NR          2,970     Massachusetts Turnpike
                                Authority, (MBIA),
                                5.00%, 1/1/37                  2,749,775
--------------------------------------------------------------------------
                                                            $ 14,310,180
--------------------------------------------------------------------------

Insured-Water and Sewer -- 0.9%
--------------------------------------------------------------------------
 Aaa      AAA       $ 2,500     Massachusetts Water
                                Resources Authority,
                                (MBIA), 4.75%, 12/1/21      $  2,266,275
--------------------------------------------------------------------------
                                                            $  2,266,275
--------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.8%
--------------------------------------------------------------------------
 NR       A-        $ 7,800     Plymouth County, MA
                                (Plymouth County
                                Correctional Facility),
                                7.00%, 4/1/22               $  8,733,738

 NR       BBB         1,200     Puerto Rico Industrial,
                                Tourist, Educational,
                                Medical and
                                Environmental Control
                                Authority (Guaynabo
                                Municipal Government
                                Center Lease),
                                5.625%, 7/1/22                 1,201,320
--------------------------------------------------------------------------
                                                            $  9,935,058
--------------------------------------------------------------------------

Life Care -- 0.8%
--------------------------------------------------------------------------
 NR       AAA       $ 2,000     Boston, MA, Industrial
                                Development Financing
                                Authority, 6.00%, 2/1/37    $  2,056,140
--------------------------------------------------------------------------
                                                            $  2,056,140
--------------------------------------------------------------------------

Nursing Homes -- 1.3%
--------------------------------------------------------------------------
 NR       NR        $ 3,225     Massachusetts IFA (Age
                                Institute
                                of Massachusetts),
                                8.05%, 11/1/25              $  3,405,439
--------------------------------------------------------------------------
                                                            $  3,405,439
--------------------------------------------------------------------------

Solid Waste -- 0.5%
--------------------------------------------------------------------------
 NR       NR        $ 1,145     City of Pittsfield,
                                Vicon Recovery
                                Associates,
                                7.95%, 11/1/04              $  1,193,285
--------------------------------------------------------------------------
                                                            $  1,193,285
--------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------
Special Tax Revenue -- 3.5%
--------------------------------------------------------------------------
 Baa1     A         $ 3,300     Commonwealth of Puerto
                                Rico Highway and
                                Transportation Authority,
                                5.00%, 7/1/36               $  3,081,243

 Aa3      AA          3,500     State of Massachusetts,
                                5.00%, 6/1/17                  3,372,425

 NR       NR          2,350     Virgin Islands Public
                                Finance Authority,
                                7.25%, 10/1/18                 2,624,856
--------------------------------------------------------------------------
                                                            $  9,078,524
--------------------------------------------------------------------------

Transportation -- 12.0%
--------------------------------------------------------------------------
 NR       BBB       $ 5,950     Guam Airport Authority,
                                (AMT), 6.70%, 10/1/23       $  6,450,871

 Aa3      AA-         3,000     Massachusetts Port
                                Authority, (AMT),
                                5.375%, 7/1/27                 2,915,190

 A1       NR         22,535     Massachusetts Turnpike
                                Authority, 5.00%, 1/1/20      22,059,285
--------------------------------------------------------------------------
                                                            $ 31,425,346
--------------------------------------------------------------------------

Water and Sewer -- 10.6%
--------------------------------------------------------------------------
 Baa1     BBB       $12,185     City of Boston (Harbor
                                Electric Energy Co.),
                                (AMT), 7.375%, 5/15/15      $ 13,281,283

 A2       A           7,175     Massachusetts Water
                                Resources Authority,
                                5.00%, 3/1/22                  6,704,894

 A2       A           1,500     Massachusetts Water
                                Resources Authority,
                                5.25%, 3/1/13                  1,495,230

 A2       A           4,165     Massachusetts Water
                                Resources Authority,
                                5.25%, 12/1/15                 4,174,371

 NR       NR          2,000     Virgin Islands Water and
                                Power Authority,
                                7.60%, 1/1/12                  2,238,140
--------------------------------------------------------------------------
                                                            $ 27,893,918
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $238,584,146)                          $261,875,700
--------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 20.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.4% to 9.8% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Mississippi Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                             Value
--------------------------------------------------------------------------------
Education -- 2.3%
--------------------------------------------------------------------------------
 NR        A        $  470     University of Mississippi
                               Educational Building
                               Athletic Facility,
                               6.20%, 6/1/16                        $   503,699
--------------------------------------------------------------------------------
                                                                    $   503,699
--------------------------------------------------------------------------------

Electric Utilities -- 9.1%
--------------------------------------------------------------------------------
 NR        BBB      $  810     Guam Power Authority,
                               6.625%, 10/1/14                      $   878,874

 Baa3      NR        1,000     Warren County (Mississippi
                               Power & Light Co.), 7.00%,
                               4/1/22                                 1,099,630
--------------------------------------------------------------------------------
                                                                    $ 1,978,504
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.6%
--------------------------------------------------------------------------------
 A         NR       $  600     Mississippi Hospital
                               Equipment and Facilities
                               Authority, (Rankin Medical
                               Center), 5.60%, 3/1/19               $   646,158

 Aaa       NR        1,500     Mississippi Housing Finance
                               Corp., Single Family,
                               (AMT), 0.00%, 6/1/15                     577,560
--------------------------------------------------------------------------------
                                                                    $ 1,223,718
--------------------------------------------------------------------------------

General Obligations -- 3.6%
--------------------------------------------------------------------------------
 Aa3       AA       $  200     State of Mississippi,
                               5.10%, 11/15/12                      $   203,776

 Aa3       NR          500     State of Mississippi,
                               6.75%, 12/1/14                           570,450
--------------------------------------------------------------------------------
                                                                    $   774,226
--------------------------------------------------------------------------------

Hospitals -- 2.1%
--------------------------------------------------------------------------------
 Baa3      BBB      $  450     Mississippi Hospital
                               Equipment and Facilities
                               Authority, (Rush Medical
                               Foundation Project), 6.00%,
                               1/1/22                               $   450,500
--------------------------------------------------------------------------------
                                                                    $   450,500
--------------------------------------------------------------------------------

Housing -- 14.0%
--------------------------------------------------------------------------------
 Aa        NR       $  500     Hinds County, Woodridge
                               Apartments, (FHA), 6.25%,
                               11/1/27                              $   523,490

 Aaa       NR          500     Mississippi Home Corp.,
                               Single Family, (AMT),
                               (GNMA), 6.625%, 4/1/27                   530,560

 Aaa       NR          415     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (AMT), (GNMA),
                               8.10%, 12/1/24                           463,480

 Aaa       NR          870     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (AMT), (GNMA),
                               8.125%, 12/1/24                          969,650

 Aaa       NR          500     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (GNMA), (AMT),
                               6.00%, 12/1/27                           565,535
--------------------------------------------------------------------------------
                                                                    $ 3,052,715
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control
Revenue -- 13.3%
--------------------------------------------------------------------------------
 A2        A        $1,000     Lowndes County
                               (Weyerhaeuser Co.), 6.80%,
                               4/1/22                               $ 1,180,610

 NR        AA-         500     Mississippi Business
                               Finance Corp., (AMT),
                               7.15%, 5/1/16/(1)/                       547,950

 Baa3      BBB-        490     Puerto Rico Port Authority
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                            524,427

 A3        A-          600     Warren County
                               (International Paper Co.),
                               (AMT), 6.60%, 3/1/19                     653,706
--------------------------------------------------------------------------------
                                                                    $ 2,906,693
--------------------------------------------------------------------------------

Insured-Education -- 5.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Mississippi Educational
                               Facilities Authority,
                               (Milsaps College), (MBIA),
                               6.50%, 11/1/19                       $ 1,119,190
--------------------------------------------------------------------------------
                                                                    $ 1,119,190
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $  750     Jackson County, Gautier
                               Utility District, (MBIA),
                               6.375%, 3/1/12                       $   813,983

 Aaa       AAA         300     Puerto Rico, Electric Power
                               Authority (FSA) Variable
                               Rate, 7/1/03/(2)/                        339,750
--------------------------------------------------------------------------------
                                                                    $ 1,153,733
--------------------------------------------------------------------------------

Insured-General Obligations -- 7.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Desoto County School
                               District, (MBIA), 4.75%,
                               2/1/13                               $   953,790

 Aaa       AAA         500     Hinds County, (MBIA),
                               6.25%, 3/1/11                            566,845
--------------------------------------------------------------------------------

                       See notes to financial statements

Mississippi Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                             Value
--------------------------------------------------------------------------------
Insured-General Obligations (continued)
--------------------------------------------------------------------------------
                                                                    $ 1,520,635
--------------------------------------------------------------------------------

Insured-Hospitals -- 14.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Gulfport (Gulfport
                               Memorial Hospital), (MBIA),
                               6.20%, 7/1/18                        $ 1,066,610

 Aaa       AAA       1,275     Hinds County (Mississippi
                               Methodist Hospital),
                               (AMBAC), 5.60%, 5/1/12                 1,362,376

 Aaa       AAA         200     Mississippi Development
                               Bank (Adams County
                               Hospital), 5.75%, 7/1/16                 208,286

 Aaa       AAA         500     Mississippi Hospital
                               Equipment and Facilities
                               Authority (Mississippi
                               Baptist Medical Center),
                               (MBIA), 6.00%, 5/1/13                    533,370
--------------------------------------------------------------------------------
                                                                    $ 3,170,642
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 3.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  750     Medical Center Building
                               Corp., (University of
                               Mississippi Medical
                               Center), (MBIA), 5.80%,
                               12/1/14                              $   786,105
--------------------------------------------------------------------------------
                                                                    $   786,105
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     City of Natchez, Combined
                               Water and Sewer System,
                               (MBIA), 5.70%, 8/1/17                $   514,460
--------------------------------------------------------------------------------
                                                                    $   514,460
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 9.6%
--------------------------------------------------------------------------------
 NR        A        $1,000     Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15                 $ 1,037,500

 A2        NR        1,000     Mississippi University
                               Educational Building Corp.,
                               Facilities Renovation,
                               6.15%, 6/15/15                         1,058,960
--------------------------------------------------------------------------------
                                                                    $ 2,096,460
--------------------------------------------------------------------------------

Life Care -- 1.0%
--------------------------------------------------------------------------------
 NR        NR       $  200     Ridgeland, MS, Urban
                               Renewal, The Orchard
                               Project Series 1993A,
                               7.75%, 12/1/15                       $   214,032
--------------------------------------------------------------------------------
                                                                    $   214,032
--------------------------------------------------------------------------------

Nursing Homes -- 1.4%
--------------------------------------------------------------------------------
 NR        NR       $  300     Mississippi Business
                               Finance Corp. (Magnolia
                               Healthcare), 7.99%, 7/1/25           $   314,145
--------------------------------------------------------------------------------
                                                                    $   314,145
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $19,751,773)                                   $21,779,457
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 38.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.5% to 25.4% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                           Value
--------------------------------------------------------------------------------

Airlines -- 0.6%
--------------------------------------------------------------------------------
Baa3      BBB-      $ 2,800     Port Authority of New York and
                                New Jersey, (Delta Airlines),
                                6.95%, 6/1/08                      $  3,053,176
--------------------------------------------------------------------------------
                                                                   $  3,053,176
--------------------------------------------------------------------------------

Assisted Living -- 1.2%
--------------------------------------------------------------------------------
NR        NR        $ 4,000     Glen Cove, IDA, 9.50%, 7/1/12      $  4,000,000

NR        NR          1,970     Village of North Syracuse, NY,
                                Housing Authority (AJM Senior
                                Housing, Inc., Janus Park),
                                8.00%, 6/1/24                         2,096,474
--------------------------------------------------------------------------------
                                                                   $  6,096,474
--------------------------------------------------------------------------------

Education -- 15.8%
--------------------------------------------------------------------------------
Baa2      NR        $ 1,660     City of New Rochelle IDA Civic
                                Facilities, (College of New
                                Rochelle), 6.75%, 7/1/22           $  1,779,155

Aaa       AA+         6,895     Dormitory Authority, (Columbia
                                University), 4.75%, 7/1/14            6,462,270

NR        AA          1,300     Dormitory Authority, (New York
                                Medical College) (Asset Guaranty),
                                6.875%, 7/1/21                        1,426,464

A3        A-          9,850     Dormitory Authority, State
                                University Educational Facilities,
                                5.25%, 5/15/15                        9,737,809

A3        A-         28,675     Dormitory Authority, State
                                University Educational Facilities,
                                5.25%, 5/15/19                       28,056,766

A3        A-         14,680     Dormitory Authority, State
                                University Educational Facilities,
                                5.25%, 5/15/21                       14,348,818

A3        A-          9,125     Dormitory Authority, State
                                University Educational Facilities,
                                5.50%, 5/15/13                        9,365,535

A3        A-          2,000     Dormitory Authority, State
                                University Educational Facilities,
                                5.50%, 5/15/19                        2,025,200

A3        A-            415     Dormitory Authority, State
                                University Educational Facilities,
                                7.375%, 5/15/14                         452,342

A3        A-          1,300     Dormitory Authority, State
                                University Educational Facilities,
                                7.50%, 5/15/11                        1,573,507

A         NR          1,000     Dutchess County IDA, (Bard
                                College), 7.00%, 11/1/17              1,109,560

A1        NR          6,035     Monroe County IDA, (Wilmur
                                Assc.), 7.25%, 12/1/16                6,444,897
--------------------------------------------------------------------------------
                                                                   $ 82,782,323
--------------------------------------------------------------------------------

Electric Utilities -- 3.7%
--------------------------------------------------------------------------------
A1        A+        $ 2,365     New York State Energy Research
                                and Development Authority,
                                (Consolidated Edison) (AMT),
                                7.50%, 7/1/25                      $  2,500,751

A1        A           2,500     New York State Energy Research
                                and Development Authority,
                                (Brooklyn Union Gas), (RIBS),
                                (AMT), Variable Rate, 7/1/26/(1)/     3,178,125

A1        A+          1,000     New York State Energy Research
                                and Development Authority,
                                (Consolidated Edison) (AMT),
                                7.50%, 1/1/26                         1,069,050

NR        NR          5,450     New York State Energy Research
                                and Development Authority,
                                (LILCO) "RITES" (AMT),
                                Variable Rate, 8/1/22/(1)/            6,267,500

Ba3       BB+         3,110     New York State Energy Research
                                and Development Authority,
                                (LILCO), (AMT), 6.90%, 8/1/22         3,355,130

NR        NR          2,885     Virgin Islands Water and Sewer
                                Authority, 7.40%, 7/1/11              3,119,406
--------------------------------------------------------------------------------
                                                                   $ 19,489,962
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.4%
--------------------------------------------------------------------------------
Aaa       BBB+      $ 1,000     Dormitory Authority, (City
                                University), 7.625%, 7/1/20        $  1,110,200

Baa1      NR          2,250     Dormitory Authority,
                                (Upstate Community College),
                                7.20%, 7/1/21                         2,517,480

Baa1      NR          2,000     Dormitory Authority,
                                (Upstate Community College),
                                7.30%, 7/1/21                         2,244,640

Aaa       AAA           500     Erie County Water Authority,
                                Water Works System, (AMBAC),
                                6.00%, 12/1/08                          544,055

Aaa       AAA           500     Metropolitan Transportation
                                Authority Commuter Facilities
                                Bonds, 7.50%, 7/1/19                    551,250

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------
Escrowed / Prerefunded (continued)
--------------------------------------------------------------------------------
 Aaa       NR       $ 1,300     New York City IDA,
                                (YMCA of Greater New
                                York), 8.00%, 8/1/16        $  1,497,652

 Aaa       BBB+       1,000     New York State (HFA),
                                Service Contracts, 7.80%,
                                9/15/01                        1,132,920

 Aaa       AAA          110     New York State (MCFFA)
                                Mental Health Services
                                Facilities, 7.75%, 8/15/10       121,186

 Aaa       AAA        4,090     New York State (MCFFA),
                                Mental Health Services
                                Facilities, 7.50%, 2/15/21     4,589,962

 Aa        A         11,050     New York State
                                Environmental Facilities
                                Corporation (EFC),
                                State Water Pollution
                                Control, 6.875%, 6/15/10      12,187,487

 Aaa       AAA        1,775     New York State HFA,
                                Service Contracts,
                                7.375%, 9/15/21                2,026,340

 Aaa       AAA          345     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.875%,
                                8/15/08                          386,448

 Baa1      A-         1,090     New York State Medical
                                Care Facilities, 7.625%,
                                8/15/17                        1,239,232

 Baa1      BBB+       4,750     New York State Thruway
                                Authority, Local Highway
                                and Bridge Service
                                Contract Bonds, 7.25%,
                                1/1/10/(2)/                    5,267,988

 Baa1      BBB+         500     New York State UDC,
                                Alfred Technology,
                                7.875%, 1/1/20                   549,245

 Baa1      BBB+         750     New York State UDC,
                                Clarkson Center, 7.80%,
                                1/1/20                           844,200

 Baa1      BBB+         750     New York State UDC,
                                Clarkson Center, 8.00%,
                                1/1/20                           848,715

 Aaa       NR         5,100     New York State UDC,
                                Correctional Facilities,
                                6.50%, 1/1/21                  5,467,965

 Aaa       BBB+       3,685     New York, NY, 7.50%,
                                2/1/18                         4,205,985

 NR        AAA        1,760     Puerto Rico Highway and
                                Transportation Authority
                                - Highway Revenue,
                                6.625%, 7/1/18                 1,969,739
--------------------------------------------------------------------------------
                                                            $ 49,302,689
--------------------------------------------------------------------------------

General Obligations -- 0.8%
--------------------------------------------------------------------------------
 Baa1      BBB+     $   315     New York, NY, 7.50%,
                                2/1/18                      $    352,806

 Aa2       AA         1,700     Onondaga County, NY,
                                5.875%, 2/15/11                1,862,877

 Aa2       AA         1,600     Onondaga County, NY,
                                5.875%, 2/15/12                1,751,696
--------------------------------------------------------------------------------
                                                            $  3,967,379
--------------------------------------------------------------------------------

Healthcare -- 1.1%
--------------------------------------------------------------------------------
 NR        NR       $ 5,000     New York State Housing
                                Finance Agency, "RITES",
                                Variable Rate, 5/1/06/(1)/  $  5,693,750
--------------------------------------------------------------------------------
                                                            $  5,693,750
--------------------------------------------------------------------------------

Hospitals -- 13.9%
--------------------------------------------------------------------------------
 Aa2       AAA      $ 1,500     Dormitory Authority,
                                (Long Island Jewish
                                Medical Center) (FHA),
                                7.75%, 8/15/27              $  1,546,140

 NR        AAA        1,000     Dormitory Authority, (St.
                                Francis Hospital) (FHA),
                                7.65%, 8/1/30                  1,112,880

 Baa1      A-         7,300     Dormitory Authority,
                                Mental Health Facilities,
                                5.375%, 2/15/26                7,057,348

 NR        AAA        6,705     Dormitory Authority,
                                United Health Services,
                                (FHA), 7.35%, 8/1/29           7,318,977

 Aa2       AAA        1,000     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.55%, 8/15/12                 1,079,720

 NR        AA         9,000     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.70%, 8/15/23                 9,726,390

 Aa2       AA         1,050     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.75%, 2/15/12                 1,135,229

 Aa2       AA         1,500     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.95%, 2/15/32                 1,636,485

 Aa2       AA         2,190     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.00%, 8/15/32                 2,405,693

 Aa2       AA         6,600     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.25%, 2/15/31                 7,271,946

 Aa2       AA           740     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.35%, 2/15/29                   784,548

 Aa2       AA           950     New York State MCFFA,
                                Insured Mortgage (FHA),
                                7.45%, 8/15/31                 1,044,563

 Baa1      A-           460     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.50%, 2/15/21       510,494

 Baa1      A-            35     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.75%, 8/15/10        38,237

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)     Security                        Value
--------------------------------------------------------------------------------
Hospitals (continued)
--------------------------------------------------------------------------------
Baa1       A-         $   150      New York State MCFFA, Mental
                                   Health Services Facilities,
                                   7.875%, 8/15/08                 $    166,785

Baa        BBB+         5,540      New York State MCFFA, Secured
                                   Hospital, 7.35%, 8/15/11           6,083,529

Baa        BBB+        19,700      New York State MCFFA, Secured
                                   Hospital (Brookdale), 6.80%,
                                   8/15/12                           21,548,253

Baa1       A-             490      New York State Medical Care
                                   Facilities, 7.625%, 8/15/17          549,496

Baa1       BBB+         1,800      Syracuse Industrial Development
                                   Agency (IDA), St. Joseph's
                                   Hospital Health Center, 7.50%,
                                   6/1/18                             2,028,510
--------------------------------------------------------------------------------
                                                                   $ 73,045,223
--------------------------------------------------------------------------------

Housing -- 5.6%
--------------------------------------------------------------------------------
NR         NR         $ 4,574      New York City HDC, Allerville,
                                   6.50%, 11/15/18                 $  4,637,076

NR         NR           2,006      New York City HDC, Dayton,
                                   6.50%, 11/15/18                    2,095,308

NR         AAA          2,550      New York City HDC, Multi-Unit
                                   Management, 7.35%, 6/1/19          2,720,009

Aa2        AAA            235      New York State Housing Finance
                                   Agency, Baytown, 7.10%, 8/15/35      249,716

Aaa        NR          31,145      New York State Mortgage Agency,
                                   0.00%, 10/1/14                     6,300,634

Aa2        NR             500      New York State Mortgage Agency,
                                   6.65%, 4/1/22                        528,565

Aa2        NR           8,750      New York State Mortgage Agency,
                                   6.90%, 4/1/15                      9,453,588

Aa2        NR           1,000      New York State Mortgage Agency,
                                   7.50%, 4/1/15                      1,077,150

Aa2        NR           1,600      New York State Mortgage Agency
                                   (AMT), 7.95%, 10/1/21              1,705,792

Baa        BBB            350      Puerto Rico Commonwealth Urban
                                   Renewal and Housing Corp.,
                                   7.875%, 10/1/04                      376,999

Aaa        AAA            300      Puerto Rico Housing Financial
                                   Corp. Single Family (GNMA),
                                   7.65%, 10/15/22                      317,721
--------------------------------------------------------------------------------
                                                                   $ 29,462,558
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.0%
--------------------------------------------------------------------------------
Aaa        AAA        $ 5,000      Puerto Rico Telephone Authority
                                   (MBIA) Variable Rate,
                                   1/25/07/(1)/                    $  5,393,750
--------------------------------------------------------------------------------
                                                                   $  5,393,750
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
--------------------------------------------------------------------------------
Aaa        AAA        $   700      Bethlehem Central School
                                   District (AMBAC), 7.10%,
                                   11/1/08                         $    847,896

Aaa        AAA            700      Bethlehem Central School
                                   District (AMBAC), 7.10%,
                                   11/1/09                              852,082

Aaa        AAA            770      Chautauqua County Unlimited
                                   Tax (FGIC), 6.40%, 9/15/09           887,163

Aaa        AAA          1,035      Erie County Water Authority
                                   (AMBAC), 0.00%, 12/1/17              244,508

Aaa        AAA            700      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/09                       846,132

Aaa        AAA            700      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/10                       849,639

Aaa        AAA            700      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/11                       853,552

Aaa        AAA            675      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/12                       826,342

Aaa        AAA            675      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/13                       829,238

Aaa        AAA            515      Jamestown, (Secondary AMBAC),
                                   7.10%, 3/15/14                       634,341

Aaa        AAA          1,930      New York, NY (AMBAC), 7.00%,
                                   8/1/17                             2,161,697

Aaa        AAA          4,500      Puerto Rico (FSA), Variable
                                   Rate, 7/1/22/(1)/                  4,944,375
--------------------------------------------------------------------------------
                                                                   $ 14,776,965
--------------------------------------------------------------------------------

Insured-Hospitals -- 1.4%
--------------------------------------------------------------------------------
Aaa        AAA        $ 1,300      New York State MCFFA, New York
                                   Hospital (FHA) (AMBAC), 6.60%,
                                   2/15/11                         $  1,454,375

Aaa        AAA          5,400      New York State MCFFA, New York
                                   Hospital (FHA) (AMBAC), 6.75%,
                                   8/15/14                            6,072,948
--------------------------------------------------------------------------------
                                                                   $  7,527,323
--------------------------------------------------------------------------------

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                           Value
--------------------------------------------------------------------------------
Insured-Housing -- 0.1%
--------------------------------------------------------------------------------
Aaa       AAA       $   500     New York City HDC, Charter Oaks
                                (MBIA), 7.375%, 4/1/17             $    512,585
--------------------------------------------------------------------------------
                                                                   $    512,585
--------------------------------------------------------------------------------

Insured-Life Care -- 0.3%
--------------------------------------------------------------------------------
Aaa       AAA       $ 1,500     New York State MCFFA,
                                Long Term Health Care
                                (FSA), 6.80%, 11/1/14              $  1,657,545
--------------------------------------------------------------------------------
                                                                   $  1,657,545
--------------------------------------------------------------------------------

Insured-Miscellaneous -- 0.4%
--------------------------------------------------------------------------------
Aaa       AAA       $   500     New York City IDA, (USTA
                                National Tennis Center Inc.)
                                (FSA), 6.375%, 11/15/14            $    549,685

Aaa       AAA         1,600     New York City Trust Cultural
                                Resources, (American Museum of
                                Natural History), (MBIA),
                                5.65%, 4/1/22                         1,639,456
--------------------------------------------------------------------------------
                                                                   $  2,189,141
--------------------------------------------------------------------------------

Insured-Solid Waste -- 1.8%
--------------------------------------------------------------------------------
Aaa       AAA       $ 1,650     Dutchess County Resource
                                Recovery Solid Waste (FGIC),
                                7.50%, 1/1/09                      $  1,790,547

Aaa       AAA         6,795     Islip Resource Recovery Agency
                                (MBIA), 6.50%, 7/1/09                 7,657,286
--------------------------------------------------------------------------------
                                                                   $  9,447,833
--------------------------------------------------------------------------------

Insured-Transportation -- 3.8%
--------------------------------------------------------------------------------
Aaa       AAA       $ 6,000     Metropolitan Transportation
                                Authority, NY, (MBIA),
                                5.00%, 7/1/20                      $  5,740,260

Aaa       AAA         3,000     Triborough Bridge and Tunnel
                                Authority of New York, "RITES"
                                (AMBAC), Variable
                                Rate, 1/1/12/(1)/                     3,420,000

NR        AAA         3,000     Triborough Bridge and Tunnel
                                Authority, (MBIA), Variable
                                Rate, 1/1/19/(1)/                     3,180,000

NR        NR          7,000     VRDC-IVRC Trust,
                                (NY MTA), Variable Rate,
                                (MBIA), 6/26/02/(1)/                  7,551,250
--------------------------------------------------------------------------------
                                                                   $ 19,891,510
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 13.6%
--------------------------------------------------------------------------------
Baa1      BBB+      $ 8,000     Dormitory Authority, (City
                                University), 5.625%, 7/1/16        $  8,267,280

Baa1      BBB+          250     Dormitory Authority, (City
                                University), 6.375%, 7/1/08             267,105

Baa1      BBB+        5,100     Dormitory Authority, (City
                                University), 7.00%, 7/1/09            5,894,325

Baa1      BBB+        4,325     Dormitory Authority, (City
                                University), 7.50%, 7/1/10            5,234,418

Baa1      BBB+        1,000     Dormitory Authority, City
                                University, (Cross-over
                                Refunded '98), 8.125%, 7/1/08         1,047,990

Baa1      BBB         8,500     New York State Dormitory
                                Authority, (City University),
                                6.00%, 7/1/20                         9,162,660

Baa       BBB+        3,380     New York State HFA Health
                                Facilities, 6.00%, 5/1/06             3,613,457

NR        BBB         5,865     New York State Thruway Authority,
                                0.00%, 1/1/01                         5,053,695

NR        BBB         2,350     New York State Thruway Authority,
                                0.00%, 1/1/03                         1,833,611

Baa1      BBB+       27,940     New York State UDC,
                                5.70%, 4/1/20                        28,987,190

A         A           1,825     Syracuse-Hancock International
                                Airport, 6.625%, 1/1/12               1,943,589
--------------------------------------------------------------------------------
                                                                   $ 71,305,320
--------------------------------------------------------------------------------

Miscellaneous -- 0.5%
--------------------------------------------------------------------------------
Aa2       AA        $   635     City of New York
                                Municipal Assistance Corp.,
                                7.625%, 7/1/08                     $    686,683

Aaa       AAA         1,830     New York City, IDA (Rockefeller
                                Foundation), 5.375%, 7/1/23           1,808,461
--------------------------------------------------------------------------------
                                                                   $  2,495,144
--------------------------------------------------------------------------------

Solid Waste -- 1.9%
--------------------------------------------------------------------------------
Baa1      NR        $ 9,530     New York State EFC
                                Resource Recovery, Huntington,
                                7.50%, 10/1/12                     $ 10,178,707
--------------------------------------------------------------------------------
                                                                   $ 10,178,707
--------------------------------------------------------------------------------

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------  Principal
                     Amount
          Standard   (000
Moody's   & Poor's   omitted)    Security                          Value
--------------------------------------------------------------------------------
Special Tax Revenue -- 10.0%
--------------------------------------------------------------------------------
A3        A+         $ 5,000     New York State LGAC,
                                 5.00%, 4/1/21                     $  4,691,250

A3        A+          14,000     New York State LGAC,
                                 5.00%, 4/1/21                       13,313,019

A3        A+          11,170     New York State LGAC,
                                 5.00%, 4/1/23                       10,452,551

A3        A+          12,300     New York State LGAC,
                                 5.375%, 4/1/19                      12,168,636

A3        A+           5,225     New York State LGAC,
                                 5.50%, 4/1/17                        5,383,265

NR        BBB+         2,630     New York State Municipal Bond
                                 Bank Agency, 6.875%, 3/15/06         2,850,263

Baa1      BBB+         3,335     Triborough Bridge and Tunnel
                                 Authority, Convention Center,
                                 6.00%, 1/1/11                        3,601,200
--------------------------------------------------------------------------------
                                                                   $ 52,460,184
--------------------------------------------------------------------------------

Transportation -- 3.9%
--------------------------------------------------------------------------------
A1        AA-        $ 1,500     Port Authority of New York and
                                 New Jersey (AMT), Variable
                                 Rate, 1/15/27/(1)/                $  1,644,375

Aa        A+           3,500     Triborough Bridge and Tunnel
                                 Authority, 5.20%, 1/1/27             3,387,335

Aa        A+          11,580     Triborough Bridge and Tunnel
                                 Authority, 5.50%, 1/1/17            12,034,283

Aa        A+           3,000     Triborough Bridge and Tunnel
                                 Authority, 6.125%, 1/1/21            3,362,880
--------------------------------------------------------------------------------
                                                                   $ 20,428,873
--------------------------------------------------------------------------------

Water and Sewer -- 6.4%
--------------------------------------------------------------------------------
A2        A-         $11,200     New York City, NY, Municipal
                                 Water Finance Authority,
                                 5.25%, 6/15/29                    $ 10,781,008

A2        A-          14,500     New York City, NY, Municipal
                                 Water Finance Authority,
                                 5.75%, 6/15/26                      14,765,494

Aa2       A+           4,545     New York State EFC, State
                                 Water Pollution Control,
                                 7.20%, 3/15/11                       4,918,917

Aa        A              150     New York State EFC, State
                                 Water Pollution Control,
                                 7.50%, 6/15/12                         165,786

Aa2       A          $ 2,750     New York State EFC, State Water
                                 Pollution Control, (partially
                                 refunded), 7.00%, 6/15/12         $  3,058,798
--------------------------------------------------------------------------------
                                                                   $ 33,690,003
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $481,258,800)                                  $524,848,417
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 10.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.5% to 4.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                           Value
--------------------------------------------------------------------------------
Colleges and Universities -- 0.8%
--------------------------------------------------------------------------------
Aa3       AA        $ 1,500     Ohio State Higher Educational
                                Facilities, (Case Western
                                University), 5.125%, 10/1/17       $  1,467,870

Aa        AA            550     Ohio State Higher Educational
                                Facilities, (Case Western
                                University), 6.50%, 10/1/20             648,582
--------------------------------------------------------------------------------
                                                                   $  2,116,452
--------------------------------------------------------------------------------

Education -- 4.2%
--------------------------------------------------------------------------------
A1        NR        $ 6,000     Ohio State Student Loan Funding
                                Corp (AMT), 6.10%, 8/1/07          $  6,168,060

A1        NR          5,000     Ohio State Student Loan Funding
                                Corp (AMT), 6.10%, 8/1/08             5,115,050
--------------------------------------------------------------------------------
                                                                   $ 11,283,110
--------------------------------------------------------------------------------

Electric Utilities -- 3.6%
--------------------------------------------------------------------------------
A1        A+        $ 1,185     Ohio State Air Quality Development
                                Authority, 6.10%, 9/1/30           $  1,241,051

Ba1       BB+         7,000     Ohio State Water Development
                                Authority, Pollution Control
                                Facilities, (Cleveland Electric),
                                (AMT), 6.10%, 8/1/20                  7,117,390

Baa1      BBB+          360     Puerto Rico Electric Power
                                Authority, 7.125%, 7/1/14               384,440

NR        NR            960     Virgin Islands Water and Sewer
                                Authority, 7.40%, 7/1/11              1,038,000
--------------------------------------------------------------------------------
                                                                   $  9,780,881
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.4%
--------------------------------------------------------------------------------
NR        BBB+      $ 1,000     Lucas County (Flowers Hospital),
                                6.125%, 12/1/13                    $  1,104,990
--------------------------------------------------------------------------------
                                                                   $  1,104,990
--------------------------------------------------------------------------------

General Obligations -- 6.6%
--------------------------------------------------------------------------------
NR        NR        $ 3,035     Belmont County,
                                7.30%, 12/1/12                     $  3,273,278

A1        NR            725     City of Medina, OH Fire Station
                                Improvement, 3.00%, 12/1/10             567,153

NR        NR          2,450     Cleveland City School District,
                                7.25%, 6/15/98                        2,477,318

NR        NR            800     Mahoning Valley, OH, Sanitation
                                District, 7.80%, 12/15/08               872,056

NR        NR            950     Mahoning Valley, OH, Sanitation
                                District, 7.80%, 12/15/09             1,035,567

Aa1       AA+         1,500     Ohio State Infrastructure
                                Improvement, 0.00%, 8/1/11              737,760

NR        NR          1,000     Tuscarawas Public Library
                                Improvement, 6.90%, 12/1/11           1,047,820

NR        NR          6,855     Youngstown, OH,
                                7.35%, 7/1/05                         7,845,958
--------------------------------------------------------------------------------
                                                                   $ 17,856,910
--------------------------------------------------------------------------------

Hospitals -- 23.7%
--------------------------------------------------------------------------------
NR        AAA       $ 1,000     Allen County OH  LIMA
                                Convalescent Home Foundation
                                (GNMA), 6.40%, 1/1/21              $  1,059,380

Baa3      BBB-        1,000     Butler County (Hamilton-Hughe
                                Hospital), 7.50%, 1/1/10              1,087,500

A         A           1,015     City of Garfield Heights
                                (Marymount Hospital),
                                6.65%, 11/15/11                       1,095,997

A         A           1,000     City of Garfield Heights
                                (Marymount Hospital),
                                6.70%, 11/15/15                       1,081,080

A1        A           2,100     Cuyahoga County, Fairview General
                                Hospital, 6.25%, 8/15/10              2,233,497

A1        A           2,000     Cuyahoga County, Meridia Health
                                System, 6.50%, 8/15/12                2,092,800

A1        A           2,370     Cuyahoga County, Meridia Health
                                System, 7.00%, 8/15/23                2,556,638

Aa        AA          4,450     Cuyahoga County, University
                                Hospitals Health System,
                                6.00%, 1/15/22                        4,636,144

Aa        AA            750     Cuyahoga County, University
                                Hospitals Health System,
                                6.50%, 1/15/19                          801,728

NR        BBB+        3,705     Defiance Hospital, Inc.,
                                7.625%, 11/1/03                       3,787,770

Baa3      BBB-          765     East Liverpool City Hospital-Series
                                A, 8.00%, 10/1/21                       840,444

Baa3      BBB-        1,000     East Liverpool City Hospital-Series
                                B, 8.00%, 10/1/21                     1,098,620

A         A           4,000     Erie County, (Fireland Community
                                Hospital Project), 6.75%, 1/1/08      4,347,320

Aa        NR          2,000     Franklin County (Children's
                                Hospital), 5.75%, 11/1/20             2,049,100

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
------------------------------------------------------------------------
Hospitals (continued)
------------------------------------------------------------------------
Aa        NR        $ 3,000     Franklin County
                                (Children's Hospital),
                                6.60%, 5/1/13               $  3,271,050

A1        A           5,115     Hamilton County (Bethesda
                                Hospital, Inc.), 6.25%,
                                1/1/12                         5,432,386

Aa2       NR          1,000     Hamilton County, OH Wesley
                                Hall, 6.50%, 3/1/15            1,083,060

A1        NR          5,900     Lorain County (Humility of
                                Mary Health Care Corp.),
                                5.90%, 12/15/08                6,433,714

A1        NR          1,095     Lorain County (Humility of
                                Mary Health Care Corp.),
                                7.125%, 12/15/06               1,225,535

A1        NR          1,000     Lorain County (Humility of
                                Mary Health Care Corp.),
                                7.20%, 12/15/11                1,132,250

A1        NR          1,750     Lorain, OH, Hospital
                                Improvement, (Lakeland
                                County Hospital), 6.50%,
                                11/15/12                       1,963,938

Baa2      BBB         3,800     Miami, Upper Valley
                                Medical Center, 6.375%,
                                5/15/26                        3,962,602

NR        NR          9,670     Mt. Vernon Ohio Hospital,
                                (Knox Community Hospital),
                                7.875%, 6/1/12                 9,933,410

Aa2       NR            600     Warren County, OH,
                                Hospital Facilities,
                                (Otterbein Homes
                                Project), 7.20%, 7/1/11          655,428
------------------------------------------------------------------------
                                                            $ 63,861,391
------------------------------------------------------------------------

Housing -- 14.2%
------------------------------------------------------------------------
Aa        NR        $ 1,300     City of Clermont, Laurels
                                (FHA), 6.00%, 9/1/20        $  1,334,463

NR        NR          3,000     Cuyahoga County, OH,
                                (Rolling Hills Apts.),
                                8.00%, 1/1/28                  2,972,400

Aa        NR          2,500     Franklin County MFMR -
                                Tuttle Park (FHA), (AMT),
                                6.50%, 3/1/26                  2,669,275

Aa        NR          5,985     Franklin County MFMR -
                                Tuttle Park (FHA), (AMT),
                                6.60%, 3/1/36                  6,411,790

Aa        NR          3,645     Franklin County, (Hamilton
                                Creek Apartments) (FHA),
                                (AMT), 5.55%, 7/1/24           3,550,522

Aa        NR          1,000     Franklin County, (Hamilton
                                Creek Apartments) (FHA),
                                (AMT), 5.80%, 7/1/14           1,012,230

Aaa       NR          2,500     Kent, OH, (MFMR) (Silver
                                Meadows) (GNMA), (AMT),
                                7.30%, 12/20/36                2,785,225

NR        NR          2,990     Lucas County, OH, (County
                                Creek Project), (AMT),
                                8.00%, 7/1/26                  2,926,941

Aaa       AAA           935     Ohio HFA SFMR, (GNMA)
                                (AMT) Variable Rate,
                                3/1/31/(1)/                    1,046,031

NR        AAA         3,310     Ohio HFA, (GNMA), (AMT),
                                6.375%, 3/1/25                 3,511,844

NR        AAA         4,595     Ohio HFA, (GNMA), (AMT),
                                6.70%, 3/1/25                  4,915,869

Aa        A           1,000     Ohio HFA, Aristocrat
                                South Board & Care (FHA),
                                (AMT), 7.30%, 8/1/31           1,057,000

NR        AAA         1,250     Ohio HFA, MFMR-Asbury
                                Woods (FHA), 7.00%,
                                10/1/24                        1,302,000

Baa       BBB         2,925     Puerto Rico Commonwealth
                                Urban Renewal and Housing
                                Corp., 0.00%, 10/1/99          2,686,086
------------------------------------------------------------------------
                                                            $ 38,181,676
------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.1%
------------------------------------------------------------------------
Aa        NR        $ 2,000     Cuyahoga OH IDR -
                                Chippewa Place, 6.60%,
                                8/1/15                      $  2,102,380

Baa1      NR          3,750     Ohio Air Quality
                                Development Authority,
                                (Ashland Oil Inc.),
                                6.85%, 4/1/10                  3,964,913

NR        A-            555     Ohio Economic Development
                                Commission, (Burrows Paper
                                Corp.) (AMT), 7.625%, 6/1/11     609,939

NR        A-            255     Ohio Economic Development
                                Commission, (Cheryl & Co.)
                                (AMT), 5.50%, 12/1/04            269,423

NR        A-            530     Ohio Economic Development
                                Commission, (Cheryl & Co.),
                                (AMT), 5.90%, 12/1/09            565,621

NR        A-          1,655     Ohio Economic Development
                                Commission, (Consolidated
                                Biscuit), (AMT), 7.00%,
                                12/1/09                        1,819,606

NR        A-          3,255     Ohio Economic Development
                                Commission, (J J & W LP)
                                (AMT), 6.70%, 12/1/14          3,546,225

NR        BB-         1,020     Ohio Economic Development
                                Commission, (Kmart Corp.),
                                6.75%, 5/15/07                 1,076,243

NR        A-            750     Ohio Economic Development
                                Commission, (Luigino's Inc.)
                                (AMT), 6.85%, 6/1/01             759,278

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)         Security                           Value
---------------------------------------------------------------------------------------
Industrial Development Revenue/Pollution Control
Revenue (continued)
---------------------------------------------------------------------------------------
NR        A-        $   720          Ohio Economic Development
                                     Commission, (Ohio Enterprise Bond
                                     Fund-Progress Plastics Products),
                                     (AMT), 6.80%, 12/1/01              $    767,333

NR        A-          1,525          Ohio Economic Development
                                     Commission, (Progress
                                     Plastic Products) (AMT),
                                     7.80%, 12/1/09                        1,740,269

NR        A-          1,000          Ohio Economic Development
                                     Commission, (Royal Appliance
                                     Manufacturing Co.) (AMT),
                                     7.625%, 12/1/11                       1,101,140

NR        A-            680          Ohio Economic Development
                                     Commission, (Royal Appliance
                                     Manufacturing Co.) (AMT),
                                     7.625%, 12/1/11                         748,775

NR        A-            880          Ohio Economic Development
                                     Commission, (VSM Corp.) (AMT),
                                     7.375%, 12/1/11                         960,881

Aa3       AA          1,000          Ohio Pollution Control, (Standard
                                     Oil Co.), 6.75%, 12/1/15              1,184,360

Baa2      BBB         3,885          Ohio Water Development
                                     Authority, (Union Carbide
                                     Corp.), 5.50%, 1/15/07                3,886,865

Baa3      BBB-        4,000          Puerto Rico Port Authority
                                     (American Airlines) (AMT),
                                     6.25%, 6/1/26                         4,281,040

NR        NR          3,000          State of Ohio, Solid Waste,
                                     (Republic Engineered Steels Inc.),
                                     (AMT), 9.00%, 6/1/21                  3,119,250
---------------------------------------------------------------------------------------
                                                                        $ 32,503,541
---------------------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
---------------------------------------------------------------------------------------
Aaa       AAA       $ 1,000          Ohio Higher Education Facilities
                                     (University of Dayton) (FGIC),
                                     5.80%, 12/1/14                     $  1,051,880
---------------------------------------------------------------------------------------
                                                                        $  1,051,880
---------------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.4%
---------------------------------------------------------------------------------------
Aaa       AAA       $ 1,650          Cleveland Public Power System,
                                     (MBIA), 7.00%, 11/15/17            $  1,838,348

Aaa       AAA        15,675          Cleveland, OH, Public
                                     Power System (MBIA),
                                     5.00%, 11/15/20                      14,991,099

Aaa       AAA         2,000          Cuyahoga County Medical Center
                                     Utility System (MBIA)  (AMT),
                                     6.10%, 8/15/15                        2,116,120

Aaa       AAA           750          Guam Power Authority
                                     Revenue, Series A (AMBAC),
                                     5.25%, 10/1/13                          761,745

Aaa       AAA         2,300          Puerto Rico Electric Power
                                     Authority, (FSA) Variable
                                     Rate, 7/1/02/(1)/                     2,547,250

Aaa       AAA           815          Puerto Rico, Electric Power
                                     Authority, (MBIA), 0.00%,
                                     7/1/17                                  299,317
---------------------------------------------------------------------------------------
                                                                        $ 22,553,879
---------------------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
---------------------------------------------------------------------------------------
NR        AAA       $ 1,700          Commonwealth of Puerto Rico
                                     "RIBS" (AMBAC), Variable
                                     Rate, 7/1/15/(1)/                  $  1,853,000

Aaa       AAA           500          Hilliard Ohio School District
                                     (FGIC), 5.00%, 12/1/20                  480,730

Aaa       AAA         2,000          North Olmsted, OH (AMBAC),
                                     5.00%, 12/1/16                        1,956,440

Aaa       AAA         3,000          Puerto Rico (FSA), Variable
                                     Rate, 7/1/22/(1)/                     3,296,250
---------------------------------------------------------------------------------------
                                                                        $  7,586,420
---------------------------------------------------------------------------------------

Insured-Hospitals -- 7.4%
---------------------------------------------------------------------------------------
Aaa       AAA       $ 2,500          Akron, Bath and Copley Townships
                                     Children's Hospital Medical
                                     Center of Akron, (AMBAC),
                                     5.25%, 11/15/20                    $  2,428,150

Aaa       AAA         1,000          Clermont County, Mercy Health
                                     System (AMBAC) Variable
                                     Rate, 10/5/21/(1)/                    1,215,000

Aaa       AAA         2,750          Mansfield General Hospital
                                     (AMBAC), 6.70%, 12/1/09               3,021,040

Aaa       AAA         5,000          Middleburg Heights Hospital-
                                     Southwestern General (FSA),
                                     5.75%, 8/15/21                        5,169,900

Aaa       AAA         1,000          Montgomery County, (Miami
                                     Valley Hospital) (AMBAC),
                                     6.25%, 11/15/16                       1,066,200

Aaa       AAA         6,565          Portage County, (Robinson
                                     Memorial Hospital),
                                     (MBIA), 5.80%, 11/15/15               6,890,558
---------------------------------------------------------------------------------------
                                                                        $ 19,790,848
---------------------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured-Housing -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA       $   750     Ohio Capital Corp. FHA
                                Insured Mortgage Loans,
                                (MBIA), 6.50%, 1/1/25       $    772,575

Aaa       AAA           970     Ohio Capital Corp. FHA
                                Insured Mortgage Loans,
                                (MBIA), 7.25%, 7/1/24          1,008,431

Aaa       AAA         1,100     Ohio Capital Corp. MFMR -
                                Horizon Apts. (MBIA),
                                6.50%, 1/1/23                  1,147,377
--------------------------------------------------------------------------------
                                                            $  2,928,383
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA       $ 1,000     Ohio Higher Education
                                (University of Dayton),
                                (FGIC), 0.00%, 12/1/06      $    654,890

Aaa       AAA         2,500     University of
                                Cincinnati-Ohio (MBIA),
                                5.125%, 6/1/24                 2,410,075
--------------------------------------------------------------------------------
                                                            $  3,064,965
--------------------------------------------------------------------------------

Insured-Life Care -- 1.0%
--------------------------------------------------------------------------------
Aaa       AAA       $ 1,000     Lorain County, OH,
                                (Catholic Healthcare
                                Partners), (MBIA),
                                5.625%, 9/1/14              $  1,037,360

Aaa       AAA         1,500     Lorain County, OH,
                                (Catholic Healthcare
                                Partners), (MBIA),
                                5.625%, 9/1/15                 1,550,640
--------------------------------------------------------------------------------
                                                            $  2,588,000
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.4%
--------------------------------------------------------------------------------
Aaa       AAA       $ 2,110     Hudson Local School
                                District, (FGIC), 0.00%,
                                12/15/09                    $  1,157,377
--------------------------------------------------------------------------------
                                                            $  1,157,377
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.4%
--------------------------------------------------------------------------------
A2        A+        $ 1,000     University of Cincinnati,
                                6.50%, 12/1/11              $  1,060,750
--------------------------------------------------------------------------------
                                                            $  1,060,750
--------------------------------------------------------------------------------

Life Care -- 1.9%
--------------------------------------------------------------------------------
Aa        NR        $ 1,995     Franklin County,
                                Kensington Place, 6.75%,
                                1/1/34                      $  2,094,850

Aa2       NR          1,000     Hamilton County, OH
                                Hospital - Episcopal
                                Retirement Home, 6.80%,
                                1/1/08                         1,077,390

NR        BBB-        1,800     Marion OH Health Care -
                                United Church Home,
                                6.30%, 11/15/15                1,875,240
--------------------------------------------------------------------------------
                                                            $  5,047,480
--------------------------------------------------------------------------------

Nursing Homes -- 5.6%
--------------------------------------------------------------------------------
Aaa       NR        $ 1,305     Cuyahoga County, OH,
                                (Maple Care Center)
                                (GNMA), (AMT), 8.00%,
                                8/20/16                     $  1,553,459

NR        NR          3,020     Greene County, OH, IDA,
                                (Fairview Extended Care),
                                10.125%, 1/1/11                3,630,795

NR        AAA         1,205     North Canton, OH, Health
                                Care Facilities, 6.10%,
                                9/20/16                        1,278,601

NR        AAA         6,455     North Canton, OH, Health
                                Care Facilities, 9.55%,
                                3/20/32                        8,675,519
--------------------------------------------------------------------------------
                                                            $ 15,138,374
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.2%
--------------------------------------------------------------------------------
Baa1      A         $ 3,000     Puerto Rico, Highway and
                                Transportation Authority,
                                6.625%, 7/1/12              $  3,284,610
--------------------------------------------------------------------------------
                                                            $  3,284,610
--------------------------------------------------------------------------------

Transportation -- 2.3%
--------------------------------------------------------------------------------
NR        BBB       $ 5,630     Guam Airport Authority
                                (AMT), 6.70%, 10/1/23       $  6,103,933
--------------------------------------------------------------------------------
                                                            $  6,103,933
--------------------------------------------------------------------------------

Water and Sewer -- 0.4%
--------------------------------------------------------------------------------
NR        NR        $ 1,000     Vermilion, OH, 7.25%,
                                8/15/15                     $  1,061,670
--------------------------------------------------------------------------------
                                                            $  1,061,670
--------------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                                   Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
    (identified cost $252,173,553)                                 $269,107,520
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 22.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1% to 13% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                             Value
----------------------------------------------------------------------------------------
Education -- 1.9%
----------------------------------------------------------------------------------------
 A           NR         $   750      Rhode Island Student Loan
                                     Authority, (AMT), 5.60%, 12/1/12     $     761,445
----------------------------------------------------------------------------------------
                                                                          $     761,445
----------------------------------------------------------------------------------------

General Obligations -- 5.0%
----------------------------------------------------------------------------------------
 Baa1        A          $ 1,250      Commonwealth of Puerto Rico
                                     Aqueduct and Sewer Authority,
                                     5.00%, 7/1/19                        $   1,181,775

 NR          BBB            750      Guam, 5.40%, 11/15/18                      736,058

 Baa         NR             105      West Warwick, 6.80%, 7/15/98               106,799
----------------------------------------------------------------------------------------
                                                                          $   2,024,632
----------------------------------------------------------------------------------------

Hospitals -- 11.5%
----------------------------------------------------------------------------------------
 A3          A-         $ 1,250      Rhode Island Health and
                                     Educational Building Corp. (South
                                     County Hospital), 5.75%, 11/15/26    $   1,272,863

 NR          A            1,015      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Butler Hospital), 5.125%, 1/1/08        1,009,722

 NR          AA           1,500      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Landmark Medical Center),
                                     5.875%, 10/1/19                          1,518,600

 Baa3        BBB            830      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Westerly Hospital), 6.00%, 7/1/14         840,159
----------------------------------------------------------------------------------------
                                                                          $   4,641,344
----------------------------------------------------------------------------------------

Housing -- 17.2%
----------------------------------------------------------------------------------------
 Aa2         AA+        $   220      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.50%, 4/1/27         $     230,952

 Aa2         AA+            270      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.70%, 10/1/14              290,231

 Aa2         AA+             90      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.85%, 4/1/27                96,392

 Aa          AA+            200      Rhode Island Housing and Mortgage
                                     Finance Corp., 7.875%, 10/1/22             210,582

 Aa2         AA+          1,750      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.60%, 10/1/25                           1,847,248

 Aa2         AA+            100      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.70%, 10/1/12                             106,348

 Aa2         AA+            875      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.80%, 10/1/25 /(1)/                       924,989

 Aa2         AA+          1,000      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.10%, 10/1/23                           1,047,600

 Aa2         AA+          2,000      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.55%, 10/1/22                           2,129,420

 Aa          AA+             35      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.875%, 10/1/22                             36,852
----------------------------------------------------------------------------------------
                                                                          $   6,920,614
----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.3%
----------------------------------------------------------------------------------------
 Baa3        BBB-       $   500      Puerto Rico Port Authority
                                     (American Airlines), (AMT),
                                     6.30%, 6/1/23                        $     528,710
----------------------------------------------------------------------------------------
                                                                          $     528,710
----------------------------------------------------------------------------------------

Insured-General Obligations -- 12.9%
----------------------------------------------------------------------------------------
 NR          AAA        $   250      Commonwealth of Puerto Rico
                                     "RIBS" (AMBAC), Variable Rate,
                                     7/1/15 /(2)/                         $     272,500

 Aaa         AAA          1,000      Cranston, (MBIA), 6.10%, 6/15/15         1,067,560

 Aaa         AAA          1,500      Kent County Water Authority,
                                     (MBIA), 6.35%, 7/15/14                   1,648,575

 Aaa         AAA          1,000      Rhode Island Depositors Economic
                                     Protection Corp., (MBIA),
                                     5.80%, 8/1/09                            1,094,160

 Aaa         AAA          1,000      Rhode Island Depositors Economic
                                     Protection Corp., (MBIA),
                                     5.80%, 8/1/12                            1,089,060
----------------------------------------------------------------------------------------
                                                                          $   5,171,855
----------------------------------------------------------------------------------------

Insured-Hospitals -- 14.9%
----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,700      Rhode Island Health and
                                     Educational Building, Lifespan
                                     Obligation Group, (MBIA),
                                     5.25%, 5/15/26                       $   2,599,289

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                             Value
----------------------------------------------------------------------------------------
Insured-Hospitals (continued)
----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,350      Rhode Island State Health And
                                     Educational Corp., (Lifespan)
                                     (MBIA), 5.75%, 5/15/23              $    3,415,224
----------------------------------------------------------------------------------------
                                                                         $    6,014,513
----------------------------------------------------------------------------------------

Insured-Housing -- 7.6%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   805      Providence Housing Development
                                     Corp. Mortgage, (Barbara Jordan
                                     Apartments), (MBIA), 6.50%, 7/1/09  $      858,516

 Aa2         AA+            500      Rhode Island Housing and Mortgage
                                     Finance Corp., (MBIA), 6.20%,
                                     10/1/06                                    527,300

 Aaa         AAA          1,075      Villa Excelsior Housing
                                     Development Corp. Mortgage,
                                     (MBIA), 6.75%, 1/1/19                    1,153,346

 Aaa         AAA            500      Villa Excelsior Housing
                                     Development Corp. Mortgage,
                                     (MBIA), 6.85%, 1/1/24                      537,765
----------------------------------------------------------------------------------------
                                                                         $    3,076,927
----------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 12.8%
----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Convention Center Authority of
                                     Rhode Island, (MBIA), 5.00%,
                                     5/15/20                             $    2,825,489

 Aaa         AAA          2,300      Convention Center Authority of
                                     Rhode Island, (MBIA), 5.25%,
                                     5/15/15                                  2,332,959
----------------------------------------------------------------------------------------
                                                                         $    5,158,448
----------------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.3%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   750      Rhode Island Clean Water, Safe
                                     Drinking Water, (AMBAC), 6.70%,
                                     1/1/15                              $      847,470

 Aaa         AAA            350      Rhode Island Clean Water, Water
                                     Pollution Control, (MBIA), 5.40%,
                                     10/1/15                                    361,228

 Aaa         AAA            500      Rhode Island Clean Water, Water
                                     Pollution Control, (MBIA), 5.85%,
                                     10/1/09                                    535,900
----------------------------------------------------------------------------------------
                                                                         $    1,744,598
----------------------------------------------------------------------------------------

Life Care -- 2.6%
----------------------------------------------------------------------------------------
 NR          NR         $ 1,000      Rhode Island Health and
                                     Educational Building, (Tockwotton
                                     Home), 6.25%, 8/15/22               $    1,033,390
----------------------------------------------------------------------------------------

                                                                         $    1,033,390
----------------------------------------------------------------------------------------

Miscellaneous -- 0.6%
----------------------------------------------------------------------------------------
 Baa1        A-         $   230      Rhode Island Depositors Economic
                                     Protection Corp., 5.75%, 8/1/21     $      243,285
----------------------------------------------------------------------------------------
                                                                         $      243,285
----------------------------------------------------------------------------------------

Nursing Homes -- 1.8%
----------------------------------------------------------------------------------------
 NR          NR         $   725      Rhode Island State Health And
                                     Educational Building Corp.,
                                     (Steere House), 5.80%, 7/1/20       $      714,125
----------------------------------------------------------------------------------------
                                                                         $      714,125
----------------------------------------------------------------------------------------

Special Tax Revenue -- 4.2%
----------------------------------------------------------------------------------------
 Baa3        BBB-       $ 1,500      City of Providence Special
                                     Obligation Tax Increment Bonds,
                                     7.65%, 6/1/16                       $    1,673,175
----------------------------------------------------------------------------------------
                                                                         $    1,673,175
----------------------------------------------------------------------------------------

Transportation -- 1.4%
----------------------------------------------------------------------------------------
 NR          BBB        $   500      Guam Airport Authority, (AMT),
                                     6.70%, 10/1/23                      $      542,090
----------------------------------------------------------------------------------------
                                                                         $      542,090
----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $38,164,900)                                       $   40,249,151
----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 49.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.8% to 47.1% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

West Virginia Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
--------------------------------------------------------------------------------------
Electric Utilities -- 14.5%
--------------------------------------------------------------------------------------
 NR          BBB        $   750      Guam Power Authority,
                                     5.25%, 10/1/13                      $    731,775

 NR          BBB            500      Guam Power Authority,
                                     5.25%, 10/1/23                           477,500

 A2          A            2,000      Harrison, WV PCR (Monongahela
                                     Power Co. Harrison Station),
                                     (AMT), 6.75%, 8/1/24                   2,207,219

 Baa1        BBB+         1,000      Mason, WV PCR (Appalacian Power
                                     Co.), 6.85%, 6/1/22                    1,094,970

 Baa1        BBB+           855      Puerto Rico Electric Power
                                     Authority, 0.00%, 7/1/17                 302,490
--------------------------------------------------------------------------------------
                                                                         $  4,813,954
--------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.7%
--------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,500      Kanawha-Putnam, WV Single Family
                                     Mortgage (AMBAC),
                                     0.00%, 12/1/16                      $    896,025
--------------------------------------------------------------------------------------
                                                                         $    896,025
--------------------------------------------------------------------------------------

General Obligations -- 1.2%
--------------------------------------------------------------------------------------
 NR          BBB        $   400      Government of Guam,
                                     5.375%, 11/15/13                    $    394,252
--------------------------------------------------------------------------------------
                                                                         $    394,252
--------------------------------------------------------------------------------------

Hospitals -- 9.5%
--------------------------------------------------------------------------------------
 NR          BBB+       $ 1,250      Berkeley, WV Building Commission
                                     (City Hospital), 6.50%, 11/1/22     $  1,306,075

 Baa1        BBB+           250      Princeton, WV (Community
                                     Hospital), 6.00%, 5/1/18                 253,478

 A1          NR             500      West Virginia HFA (Charleston Area
                                     Medical Center), 6.50%, 9/1/16           530,135

 A1          NR           1,000      West Virginia HFA (Charleston Area
                                     Medical Center), 6.50%, 9/1/23         1,055,980
--------------------------------------------------------------------------------------
                                                                         $  3,145,668
--------------------------------------------------------------------------------------

Housing -- 1.5%
--------------------------------------------------------------------------------------
 Aaa         AAA        $   500      West Virginia State Housing
                                     Development Fund, (AMT),
                                     5.70%, 11/1/17                      $    507,395
--------------------------------------------------------------------------------------
                                                                         $    507,395
--------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 10.3%
--------------------------------------------------------------------------------------
 NR          A-         $ 1,375      Jefferson, WV (Royal Venders,
                                     Inc.) (AMT), 5.90%, 8/1/04          $  1,457,885

 Baa2        NR             300      Kanawha, WV (Union Carbide
                                     Chemicals and Plastics Co.)
                                     (AMT), 8.00%, 8/1/20                     326,691

 Baa3        BBB-           500      Puerto Rico Port Authority
                                     (American Airlines) (AMT),
                                     6.25%, 6/1/26                            535,130

 NR          NR           1,000      Upshur, WV Solid Waste (TJI)
                                     (AMT), 7.00%, 7/15/25                  1,092,340
--------------------------------------------------------------------------------------
                                                                         $  3,412,046
--------------------------------------------------------------------------------------

Insured-Education -- 4.9%
--------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      West Virginia State University
                                     (Marshall Library) (AMBAC),
                                     5.75%, 4/1/16                       $  1,042,350

 Aaa         AAA            550      West Virginia State University
                                     System (AMBAC), 6.00%, 4/1/12            587,851
--------------------------------------------------------------------------------------
                                                                         $  1,630,201
--------------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
--------------------------------------------------------------------------------------
 Aaa         AAA        $   250      Commonwealth of Puerto Rico
                                     Electric Power Authority STRIPES
                                     (FSA), Variable Rate, 7/1/03/(1)/   $    283,125

 Aaa         AAA            700      Marshall, WV PCR (Ohio Power
                                     Kammer Plant) (MBIA),
                                     5.45%, 7/1/14                            712,222
--------------------------------------------------------------------------------------
                                                                         $    995,347
--------------------------------------------------------------------------------------

Insured-General Obligations -- 3.6%
--------------------------------------------------------------------------------------
 Aaa         AAA        $   150      West Virginia (FGIC),
                                     5.25%, 11/1/26                      $    146,282

 Aaa         AAA          1,000      West Virginia (FGIC),
                                     5.75%, 11/1/21                         1,031,380
--------------------------------------------------------------------------------------
                                                                         $  1,177,662
--------------------------------------------------------------------------------------


                       See notes to financial statements

West Virginia Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
-----------------------------------------------------------------------------------------
Insured-Hospitals -- 12.1%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,300      West Virginia HFA (Cabell
                                     Huntington Hospital) (AMBAC),
                                     6.25%, 1/1/19                       $    1,391,429

 Aaa         AAA            850      West Virginia HFA (Charleston
                                     Area Medical Center) (MBIA),
                                     5.75%, 9/1/13                              893,903

 Aaa         AAA          1,200      West Virginia HFA (Linked Bulls &
                                     Bears) (MBIA), 6.10%, 1/1/18             1,246,536

 Aaa         AAA            500      West Virginia HFA (University
                                     Hospital) (MBIA), 5.00%, 6/1/16            478,320
-----------------------------------------------------------------------------------------
                                                                         $    4,010,188
-----------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.6%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   500      West Virginia School Building
                                     Authority, (AMBAC), 5.60%, 7/1/17   $      513,040
-----------------------------------------------------------------------------------------
                                                                         $      513,040
-----------------------------------------------------------------------------------------

Insured-Transportation -- 2.2%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      West Virginia Parkways Economic
                                     Development and Tourism Authority
                                     (FGIC), 0.00%, 5/15/04              $      737,470
-----------------------------------------------------------------------------------------
                                                                         $      737,470
-----------------------------------------------------------------------------------------

Insured-Water and Sewer -- 22.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   250      Berkeley, WV Public Service
                                     District Sewer (MBIA), 5.75%,
                                     10/1/25                             $      258,445

 Aaa         AAA            500      Crab Orchard, WV Public Service
                                     District, (AMBAC), 5.50%, 10/1/25          502,045

 Aaa         AAA            750      Greenbrier, WV Public Service
                                     District Sewer (MBIA), 5.625%,
                                     10/1/19                                    764,483

 Aaa         AAA          1,500      Parkersburg, WV Waterworks and
                                     Sewer (FSA), 5.80%, 9/1/19               1,557,720

 Aaa         AAA          2,000      West Virginia Water Development
                                     (Loan Program II) (FSA),
                                     5.25%, 11/1/35                           1,920,500

 Aaa         AAA            750      West Virginia Water Development
                                     (Loan Program II) (FSA),
                                     6.00%, 11/1/14                             806,460

 Aaa         AAA            500      West Virginia Water Development
                                     Authority (FSA), 5.00%, 11/1/21            479,045

 Aaa         AAA          1,280      Williamson, WV Waterworks and
                                     Sewage System (AMBAC),
                                     5.50%, 10/1/25                           1,285,235
-----------------------------------------------------------------------------------------
                                                                         $    7,573,933
-----------------------------------------------------------------------------------------

Nursing Homes -- 2.3%
-----------------------------------------------------------------------------------------
 NR          NR         $   745      Kanawha, WV (Beverly Enterprises),
                                     7.25%, 11/1/04                      $      774,666
-----------------------------------------------------------------------------------------
                                                                         $      774,666
-----------------------------------------------------------------------------------------

Solid Waste -- 6.1%
-----------------------------------------------------------------------------------------
 A2          A          $ 2,000      Braxton County, WV, (Weyerhaeuser
                                     Co.), (AMT), 5.80%, 6/1/27/(2)/     $    2,024,520
-----------------------------------------------------------------------------------------
                                                                         $    2,024,520
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 1.6%
-----------------------------------------------------------------------------------------
 Baa1        A          $   500      Puerto Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/15                       $      514,570
-----------------------------------------------------------------------------------------
                                                                         $      514,570
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $31,140,565)                                       $   33,120,937
-----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax. The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 48.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.5% to 5.4% of total investments.
/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities


As of September 30, 1997

                                                                         California       Florida      Massachusetts    Mississippi
                                                                          Portfolio      Portfolio        Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
     Identified cost                                                    $288,296,835    $462,068,417    $238,584,146    $19,751,773
     Unrealized appreciation                                              37,235,739      31,954,789      23,291,554      2,027,684
------------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                                           $325,532,574    $494,023,206    $261,875,700    $21,779,457
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                    $        387    $ 10,123,387    $  1,204,933    $       236
Receivable for investments sold                                                   --          95,053              --         10,270
Interest receivable                                                        4,798,482       9,964,572       4,168,799        398,914
Receivable for daily variation margin on open financial futures
     contracts (Notes 1E and 6)                                               43,656              --          26,125          3,094
Deferred organization expenses (Note 1D)                                       3,299           3,413           2,001            456
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            $330,378,398    $514,209,631    $267,277,558    $22,192,427
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                       $  1,820,052    $         --    $ 13,594,370    $        --
Demand note payable (Note 5)                                               1,529,000              --              --         64,000
Payable to affiliate for Trustees' fees (Note 2)                               4,365           5,363           3,867             42
Accrued expenses                                                              20,966           2,853           4,560          1,638
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                       $  3,374,383    $      8,216    $ 13,602,797    $    65,680
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio               $327,004,015    $514,201,415    $253,674,761    $22,126,747
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                 $290,157,928    $482,246,626    $230,616,384    $20,126,676
Net unrealized appreciation of investments and financial futures
     contracts (computed on the basis of identified cost)                 36,846,087      31,954,789      23,058,377      2,000,071
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $327,004,015    $514,201,415    $253,674,761    $22,126,747
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of September 30, 1997


                                                                 New York            Ohio           Rhode Island     West Virginia
                                                                Portfolio          Portfolio          Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                            $481,258,800       $252,173,553       $38,164,900       $31,140,565
    Unrealized appreciation                                      43,589,617         16,933,967         2,084,251         1,980,372
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                                $524,848,417       $269,107,520       $40,249,151       $33,120,937
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                           $        488       $      1,062       $       861       $       618
Receivable for investments sold                                      95,000                 --             5,000           970,596
Interest receivable                                               8,528,279          4,355,826           808,142           537,171
Receivable for daily variation margin on open financial
    futures contracts (Notes 1E and 6)                              110,000                 --             9,969             5,156
Deferred organization expenses (Note 1D)                              2,330              1,385               472               473
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   $533,584,514       $273,465,793       $41,073,595       $34,634,951
----------------------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                              $         --       $         --       $   106,000       $        --
Demand note payable (Note 5)                                      5,940,000          2,157,000           749,000         1,127,000
Payable to affiliate for Trustees' fees (Note 2)                      5,363              3,867               416               416
Accrued expenses                                                     35,637             36,341               530             4,540
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              $  5,981,000       $  2,197,208       $   855,946       $ 1,131,956
----------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio      $527,603,514       $271,268,585       $40,217,649       $33,502,995
----------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals        $484,995,697       $254,334,618       $38,222,373       $31,556,928
Net unrealized appreciation of investments and
    financial futures contracts (computed on the basis of
    identified cost)                                             42,607,817         16,933,967         1,995,276         1,946,067
----------------------------------------------------------------------------------------------------------------------------------
Total                                                          $527,603,514       $271,268,585       $40,217,649       $33,502,995
----------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997

                                                                 California        Florida           Massachusetts     Mississippi
                                                                 Portfolio         Portfolio           Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1 B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                  $ 21,773,352      $ 34,018,008      $ 16,713,453      $  1,424,256
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                          $ 21,773,352      $ 34,018,008      $ 16,713,453      $  1,424,256
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                  $  1,687,887      $  2,593,352      $  1,203,548      $     44,507
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                         17,418            21,370            15,444               521
Custodian fee (Note 1J)                                               164,950           202,095           135,200            17,504
Legal and accounting services                                          34,723            35,555            30,911            18,903
Bond pricing                                                               --                --                --             4,975
Amortization of organization expenses (Note 1D)                         5,624             8,829             5,208               621
Miscellaneous                                                          50,049            52,923            42,327             4,397
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   $  1,960,651      $  2,914,124      $  1,432,638      $     91,428
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)                         $     47,105      $    202,095      $     38,619      $      3,402
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                         $     47,105      $    202,095      $     38,619      $      3,402
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                     $  1,913,546      $  2,712,029      $  1,394,019      $     88,026
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                            $ 19,859,806      $ 31,305,979      $ 15,319,434      $  1,336,230
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                                    $  8,284,752      $ 16,626,056      $  5,018,545      $    387,066
    Financial futures contracts                                    (2,978,632)       (8,832,503)       (2,898,402)         (203,661)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                 $  5,306,120      $  7,793,553      $  2,120,143      $    183,405
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                          $ 11,238,457      $ (2,727,363)     $  6,730,261      $    717,894
    Financial futures contracts                                        21,385         1,417,470            75,551             1,160
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                                $ 11,259,842      $ (1,309,893)     $  6,805,812      $    719,054
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on
    investments                                                  $ 16,565,962      $  6,483,660      $  8,925,955      $    902,459
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                       $ 36,425,768      $ 37,789,639      $ 24,245,389      $  2,238,689
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997

                                                             New York              Ohio            Rhode Island       West Virginia
                                                             Portfolio           Portfolio           Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                            $ 34,720,613        $ 17,570,035        $  2,319,707        $  2,157,462
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                    $ 34,720,613        $ 17,570,035        $  2,319,707        $  2,157,462
-----------------------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                            $  2,603,611        $  1,272,425        $     96,316        $     86,026
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                   21,370              15,442               1,647               1,647
Custodian fee (Note 1J)                                         194,391             126,756              17,375              22,696
Legal and accounting services                                    38,819              30,152              19,679              18,589
Amortization of organization expenses (Note 1D)                   6,278               3,960                 635                 631
Registration fees                                                    --                  --                 300                  --
Interest expense (Note 5)                                       318,274             104,537               8,764               8,471
Miscellaneous                                                    20,343              25,863              10,559               4,884
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $  3,203,086        $  1,579,135        $    155,275        $    142,944
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)                   $         --        $     21,642        $     16,782        $      9,225
    Reduction of investment adviser fee (Note 2)                     --                  --              47,940                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $         --        $     21,642        $     64,722        $      9,225
-----------------------------------------------------------------------------------------------------------------------------------

Net expenses                                               $  3,203,086        $  1,557,493        $     90,553        $    133,719
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                      $ 31,517,527        $ 16,012,542        $  2,229,154        $  2,023,743
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified
       cost basis)                                         $ 12,743,465        $  5,784,752        $    329,660        $    455,903
    Financial futures contracts                              (2,876,191)         (1,882,739)           (245,373)           (487,515)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    $  9,867,274        $  3,902,013        $     84,287        $    (31,612)
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                    $  9,286,173        $  4,176,029        $  1,327,444        $  1,270,693
    Financial futures contracts                                (622,360)            484,361             (55,732)             51,559
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                         $  8,663,813        $  4,660,390        $  1,271,712        $  1,322,252
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $ 18,531,087        $  8,562,403        $  1,355,999        $  1,290,640
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $ 50,048,614        $ 24,574,945        $  3,585,153        $  3,314,383
-----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended September 30, 1997


                                                           California            Florida          Massachusetts        Mississippi
Increase (Decrease) in Net Assets                           Portfolio           Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  19,859,806       $  31,305,979       $  15,319,434       $  1,336,230
    Net realized gain on investments                          5,306,120           7,793,553           2,120,143            183,405
    Net change in unrealized appreciation
        (depreciation) of investments                        11,259,842          (1,309,893)          6,805,812            719,054
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  36,425,768       $  37,789,639       $  24,245,389       $  2,238,689
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                         $  16,666,266       $  35,743,906       $  12,526,247       $  1,197,391
    Withdrawals                                             (96,678,214)       (183,706,131)        (64,226,111)        (6,588,894)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                          $ (80,011,948)      $(147,962,225)      $ (51,699,864)      $ (5,391,503)
-----------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                $ (43,586,180)      $(110,172,586)      $ (27,454,475)      $ (3,152,814)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 370,590,195       $ 624,374,001       $ 281,129,236       $ 25,279,561
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 327,004,015       $ 514,201,415       $ 253,674,761       $ 22,126,747
-----------------------------------------------------------------------------------------------------------------------------------




                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997

                                                          New York                 Ohio        Rhode Island       West Virginia
Increase (Decrease) in Net Assets                         Portfolio              Portfolio       Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  31,517,527       $  16,012,542       $   2,229,154       $   2,023,743
    Net realized gain (loss) on investments                   9,867,274           3,902,013              84,287             (31,612)
    Net change in unrealized appreciation of
        investments                                           8,663,813           4,660,390           1,271,712           1,322,252
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  50,048,614       $  24,574,945       $   3,585,153       $   3,314,383
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                         $  25,819,897       $  10,983,777       $   4,387,108       $   1,406,737
    Withdrawals                                            (152,794,517)        (56,960,953)         (9,921,791)        (10,718,916)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                          $(126,974,620)      $ (45,977,176)      $  (5,534,683)      $  (9,312,179)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $ (76,926,006)      $ (21,402,231)      $  (1,949,530)      $  (5,997,796)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 604,529,520       $ 292,670,816       $  42,167,179       $  39,500,791
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 527,603,514       $ 271,268,585       $  40,217,649       $  33,502,995
-----------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                          California              Florida         Massachusetts        Mississippi
Increase (Decrease) in Net Assets                          Portfolio             Portfolio          Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  23,204,844       $  38,410,360       $  16,966,016       $   1,582,970
    Net realized gain on investments                          4,542,939           5,705,251           3,096,278             306,294
    Change in unrealized appreciation (depreciation)
        of investments                                        1,456,651            (543,323)         (1,167,330)            146,094
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  29,204,434       $  43,572,288       $  18,894,964       $   2,035,358
------------------------------------------------------------------------------------------------------------------------------------

Capital transactions --
    Contributions                                         $  20,317,562       $  35,149,563       $  16,336,133       $   1,623,996
    Withdrawals                                             (89,601,939)       (166,550,986)        (56,272,108)         (7,372,753)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions      $ (69,284,377)      $(131,401,423)      $ (39,935,975)      $  (5,748,757)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $ (40,079,943)      $ (87,829,135)      $ (21,041,011)      $  (3,713,399)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 410,670,138       $ 712,203,136       $ 302,170,247       $  28,992,960
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 370,590,195       $ 624,374,001       $ 281,129,236       $  25,279,561
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                  New York            Ohio           Rhode Island     West Virginia
Increase (Decrease) in Net Assets                                 Portfolio         Portfolio          Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                       $  35,862,171     $  17,538,829     $   2,430,974     $   2,162,188
    Net realized gain (loss) on investments                         4,055,362         2,125,592          (126,962)         (127,774)
    Net change in unrealized appreciation of
        investments                                                 2,603,892           281,886           709,572           798,750
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $  42,521,425     $  19,946,307     $   3,013,584     $   2,833,164
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                               $  36,583,799     $  11,748,362     $   5,557,065     $   3,463,423
    Withdrawals                                                  (127,312,013)      (58,040,501)       (9,309,437)       (7,630,857)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions            $ (90,728,214)    $ (46,292,139)    $  (3,752,372)    $  (4,167,434)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                      $ (48,206,789)    $ (26,345,832)    $    (738,788)    $  (1,334,270)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $ 652,736,309     $ 319,016,648     $  42,905,967     $  40,835,061
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $ 604,529,520     $ 292,670,816     $  42,167,179     $  39,500,791
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                    California Portfolio
                               ------------------------------------------------------------
                                                        Year Ended
                               ------------------------------------------------------------
                                                       September 30,             March 31,
                               ------------------------------------------------------------
                                  1997        1996        1995       1994***      1994**
-------------------------------------------------------------------------------------------
Ratios to average
daily net assets
-------------------------------------------------------------------------------------------
Net expenses /(1)/                 0.57%       0.57%       0.59%       0.57%+      0.55%+
Net expenses, after
    custodian fee reduction        0.56%       0.56%       0.58%         --          --
Net investment income              5.76%       5.93%       6.22%       6.09%+      5.72%+
Portfolio Turnover                   12%         14%         58%         40%         91%
-------------------------------------------------------------------------------------------

Net assets, end of period
    (000s omitted)             $327,004    $370,590    $410,763    $445,131    $467,259
-------------------------------------------------------------------------------------------


                                                       Florida Portfolio
                                 ------------------------------------------------------------
                                                          Year Ended
                                 ------------------------------------------------------------
                                                         September 30,
                                 ------------------------------------------------------------
                                    1997        1996        1995        1994         1993*
---------------------------------------------------------------------------------------------
Ratios to average
daily net assets
---------------------------------------------------------------------------------------------
Net expenses /(1)/                   0.52%       0.52%       0.55%       0.48%        0.47%+
Net expenses, after
    custodian fee reduction          0.48%       0.49%       0.52%         --           --
Net investment income                5.53%       5.67%       5.94%       5.65%        5.53%+
Portfolio Turnover                     54%         51%         61%         57%          55%
---------------------------------------------------------------------------------------------

Net assets, end of period
    (000s omitted)               $514,201    $624,374    $712,203    $772,123     $772,422
---------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
**    For the period from the start of business, May 3, 1993, to March 31, 1994.
*** For the six months ended September 30, 1994. The Portfolio changed its fiscal year from March 31 to September 30, effective September 30, 1994.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.




                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                             Massachusetts Portfolio
                                              ------------------------------------------------------------
                                                             Year Ended September 30,
----------------------------------------------------------------------------------------------------------
                                                1997        1996        1995        1994         1993*
----------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets++
----------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                 0.53%       0.55%       0.56%       0.51%       0.49%+
Net expenses, after
     custodian fee reduction                      0.52%       0.54%       0.53%         --          --
Net investment income                             5.75%       5.77%       6.00%       5.74%       5.72%+
Portfolio Turnover                                  35%         51%         87%         53%         38%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $253,675    $281,129    $302,170    $308,540    $290,613
----------------------------------------------------------------------------------------------------------
                                                               Mississippi Portfolio
                                               -------------------------------------------------------
                                                             Year Ended September 30,
------------------------------------------------------------------------------------------------------
                                                 1997       1996       1995       1994      1993**
------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets++
------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                 0.38%       0.29%      0.27%      0.05%      0.00%+
Net expenses, after
     custodian fee reduction                      0.37%       0.26%      0.23%       --         --
Net investment income                             5.59%       5.77%      5.97%      5.67%      4.49%+
Portfolio Turnover                                   6%         12%        52%        38%        11%
------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $22,127     $25,280    $28,993    $29,477    $11,233
------------------------------------------------------------------------------------------------------

++ The operating expenses of the Mississippi Portfolio reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                 0.40%      0.39%      0.32%      0.25%+
Expenses, after custodian fee reduction                       0.37%      0.35%       --         --
Net investment income                                         5.66%      5.85%      5.40%      4.24%+
------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
**    For the period from the start of business, June 11, 1993, to September
      30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                   New York Portfolio
                                               ----------------------------------------------------------
                                                                 Year Ended September 30,
                                               ----------------------------------------------------------
                                                 1997        1996        1995        1994        1993**
---------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets
---------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                 0.57%       0.52%       0.54%       0.48%       0.48%+
Net expenses, after
     custodian fee reduction                       0.57%       0.49%       0.51%         --          --
Net investment income                              5.60%       5.64%       5.97%       5.70%       5.64%+
Portfolio Turnover                                   44%         47%         55%         47%         37%
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $527,604    $604,530    $652,736    $655,647    $648,807
---------------------------------------------------------------------------------------------------------


                                                                      Ohio Portfolio
                                               ----------------------------------------------------------
                                                                  Year Ended September 30,
                                               ----------------------------------------------------------
                                                 1997        1996        1995        1994        1993*
---------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets
---------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                 0.56%       0.57%       0.57%       0.51%       0.49%+
Net expenses, after
     custodian fee reduction                       0.55%       0.56%       0.55%         --          --
Net investment income                              5.70%       5.69%       5.80%       5.61%       5.61%+
Portfolio Turnover                                   30%         35%         51%         31%         24%
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $271,269    $292,671    $319,017    $324,412    $298,092
---------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolios to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.




                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                   Rhode Island Portfolio
                                                  ------------------------------------------------------
                                                                  Year Ended September 30,
                                                  ------------------------------------------------------
                                                   1997       1996       1995       1994         1993*
--------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets++
--------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                   0.27%      0.27%      0.29%      0.12%       0.00%+
Net expenses, after
     custodian fee reduction                         0.23%      0.24%      0.25%        --          --
Net investment income                                5.54%      5.69%      5.96%      5.64%       4.86%+
Portfolio Turnover                                     39%        25%        42%        42%         23%
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $40,218    $42,167    $42,906    $38,120     $16,981
--------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses /(1)/                                       0.39%      0.40%      0.41%      0.33%       0.26%+
Expenses after custodian fee reduction               0.35%      0.37%      0.37%        --          --
Net investment income                                5.42%      5.56%      5.84%      5.43%       4.60%+
--------------------------------------------------------------------------------------------------------

                                                                  West Virginia Portfolio
                                                  ------------------------------------------------------
                                                                  Year Ended September 30,
                                                  ------------------------------------------------------
                                                   1997       1996       1995       1994        1993**
--------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets++
--------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                   0.38%      0.42%      0.31%      0.10%      0.00%+
Net expenses, after
     custodian fee reduction                         0.36%      0.38%      0.29%        --         --
Net investment income                                5.44%      5.41%      5.81%      5.52%      4.50%+
Portfolio Turnover                                     24%        43%        19%        39%        19%
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $33,503    $39,501    $40,835    $40,473    $24,760
--------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses /(1)/                                                             0.39%      0.33%      0.21%+
Expenses after custodian fee reduction                                     0.37%        --         --
Net investment income                                                      5.73%      5.29%      4.30%+
--------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolios to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

    C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

    D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

    G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    basis are marked-to-market daily and begin earning interest on settlement date.

    H Other -- Investment transactions are accounted for on a trade date basis.

    I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expenses in the statements of operations.


2   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1997, each Portfolio paid advisory fees as follows:


    Portfolio                                Amount              Effective Rate*
    ----------------------------------------------------------------------------
    California                           $1,687,887                   0.49%
    Florida                               2,593,352                   0.46%
    Massachusetts                         1,203,548                   0.45%
    Mississippi                              44,507                   0.19%
    New York                              2,603,611                   0.46%
    Ohio                                  1,272,425                   0.45%
    Rhode Island                             96,316                   0.12%
    West Virginia                            86,026                   0.23%

    * Advisory fees paid as a percentage of average daily net assets.

    To enhance the net income of the Rhode Island Portfolio, BMR made a reduction of its fee in the amount of $47,940. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

    Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1997, no significant amounts have been deferred.

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


3   Investments
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 1997 were as follows:


    California Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $  42,098,487
    Sales                                                          101,434,811

    Florida Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $ 292,725,029
    Sales                                                          409,405,531

    Massachusetts Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $  91,051,927
    Sales                                                          118,236,663

    Mississippi Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $   1,398,895
    Sales                                                            5,900,535

    New York Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $ 247,761,203
    Sales                                                          339,715,460

    Ohio Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $  82,801,321
    Sales                                                          108,948,062

    Rhode Island Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $  15,377,491
    Sales                                                           17,904,376

    West Virginia Portfolio
    ----------------------------------------------------------------------------
    Purchases                                                    $   8,624,072
    Sales                                                           15,389,791

4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1997, as computed on a federal income tax basis, are as follows:


    California Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $ 288,296,835
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $  37,425,099
    Gross unrealized depreciation                                     (189,360)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $  37,235,739
    ----------------------------------------------------------------------------

    Florida Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $ 462,068,417
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $  31,954,789
    Gross unrealized depreciation                                           --
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $  31,954,789
    ----------------------------------------------------------------------------

    Massachusetts Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $ 238,584,146
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $  23,368,596
    Gross unrealized depreciation                                      (77,042)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $  23,291,554
    ----------------------------------------------------------------------------

    Mississippi Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $  19,751,773
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $   2,027,684
    Gross unrealized depreciation                                           --
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $   2,027,684
    ----------------------------------------------------------------------------

    New York Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $ 481,331,084
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $  43,779,548
    Gross unrealized depreciation                                     (262,215)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $  43,517,333
    ----------------------------------------------------------------------------

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    Ohio Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $ 252,173,553
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $  16,933,967
    Gross unrealized depreciation                                           --
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $  16,933,967
    ----------------------------------------------------------------------------

    Rhode Island Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $  38,164,900
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $   2,093,874
    Gross unrealized depreciation                                       (9,623)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $   2,084,251
    ----------------------------------------------------------------------------

    West Virginia Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                               $  31,140,556
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                $   1,980,371
    Gross unrealized depreciation                                           --
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                  $   1,980,371
    ----------------------------------------------------------------------------

5   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 1997, the California Portfolio, Mississippi Portfolio, New York Portfolio, Ohio Portfolio, Rhode Island Portfolio, and West Virginia Portfolio had a balance outstanding pursuant to this line of credit of $1,529,000, $64,000, $5,940,000, $2,157,000, $749,000 and $1,127,000
    respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 1997.

6   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

    The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    A summary of obligations under these financial instruments at September 30, 1997, is as follows:

                          Futures
                          Contracts
                          Expiration                                        Net Unrealized
     Portfolio            Date          Contracts                Position   Depreciation
     ---------------------------------------------------------------------------------------
     California           12/97         127 US Treasury Bonds    Short          $(389,652)
     ---------------------------------------------------------------------------------------
     Massachusetts        12/97          76 US Treasury Bonds    Short           (233,177)
     ---------------------------------------------------------------------------------------
     Mississippi          12/97           9 US Treasury Bonds    Short            (27,613)
     ---------------------------------------------------------------------------------------
     New York             12/97         320 US Treasury Bonds    Short           (981,800)
     ---------------------------------------------------------------------------------------
     Rhode Island         12/97          29 US Treasury Bonds    Short            (88,975)
     ---------------------------------------------------------------------------------------
     West Virginia        12/97          15 US Treasury Bonds    Short            (34,305)
     ---------------------------------------------------------------------------------------

    At September 30, 1997 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolios as of September 30, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors
of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio as of September 30, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the supplementary data for each of the years in the five-year period ended September 30, 1997. (For the California Municipals Portfolio, the supplementary data is for each of the years in the four-year period ended September 30, 1997 and the period from the start of business, May 3, 1993, to March 31, 1994). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial positions of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio at September 30, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated period, in conformity with generally accepted accounting principles.

                                                         DELOITTE & TOUCHE LLP
                                                         Boston, Massachusetts
                                                         November 7, 1997

EV Marathon Municipals Funds as of September 30, 1997

INVESTMENT MANAGEMENT



EV Marathon Municipals Funds

                    Officers                         Independent Trustees
                    Thomas J. Fetter                 Donald R. Dwight
                    President                        President, Dwight Partners, Inc.
                                                     Chairman, Newspapers of New England, Inc.
                    James B. Hawkes
                    Vice President and Trustee       Samuel L. Hayes, III
                                                     Jacob H. Schiff Professor of Investment
                    Robert B. MacIntosh              Banking, Harvard University Graduate School of
                    Vice President                   Business Administration

                    James L. O'Connor                Norton H. Reamer
                    Treasurer                        President and Director, United Asset
                                                     Management Corporation
                    Alan R. Dynner
                    Secretary                        John L. Thorndike
                                                     Formerly Director, Fiduciary Company Incorporated

                                                     Jack L. Treynor
                                                     Investment Adviser and Consultant


Municipals Portfolios

                    Officers                         Independent Trustees
                    Thomas J. Fetter                 Donald R. Dwight
                    President and Portfolio          President, Dwight Partners, Inc.
                    Manager of Florida and Ohio      Chairman, Newspapers of New England, Inc.
                    Municipals Portfolios
                                                     Samuel L. Hayes, III
                    James B. Hawkes                  Jacob H. Schiff Professor of Investment
                    Vice President and Trustee       Banking, Harvard University Graduate School of
                                                     Business Administration
                    Robert B. MacIntosh
                    Vice President and Portfolio     Norton H. Reamer
                    Manager of Massachusetts         President and Director, United Asset
                    Municipals Portfolio             Management Corporation

                    Nicole Anderes                   John L. Thorndike
                    Vice President and Portfolio     Formerly Director, Fiduciary Company Incorporated
                    Manager of New York
                    and Rhode Island                 Jack L. Treynor
                    Municipals Portfolios            Investment Adviser and Consultant

                    Timothy T. Browse
                    Vice President and Portfolio
                    Manager of West Virginia
                    Municipals Portfolio

                    Cynthia J. Clemson
                    Vice President and Portfolio
                    Manager of California and
                    Mississippi Municipals Portfolio

                    James L. O'Connor
                    Treasurer

                    Alan R. Dynner
                    Secretary

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

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   M-8CSRC-12/97